UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-00816

AMERICAN CENTURY MUTUAL FUNDS, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

JOHN PAK 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	10-31

Date of reporting period:	10-31-2023

ITEM 1. REPORTS TO STOCKHOLDERS.

(a) Provided under separate cover.

Annual Report

October 31, 2023

Balanced Fund
Investor Class (TWBIX)
I Class (ABINX)
R5 Class (ABGNX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ending October 31, 2023. Annual reports help convey important information about fund returns, including market factors that affect performance. For additional investment insights, please visit americancentury.com.

Asset Class Performance Was Mixed as Volatility Reigned

While most asset class returns improved versus the previous fiscal year, investors faced ongoing challenges from a variety of sources. The Federal Reserve (Fed) and other central banks continued to aggressively raise interest rates, and inflation persisted. Additionally, banking industry turmoil, economic uncertainty and geopolitical unrest added to the volatile backdrop.

Overall, investor expectations for the Fed to conclude its rate-hike campaign fueled optimism. Early on, inflation’s steady slowdown, a series of bank failures and mounting recession worries prompted investors to regularly recalibrate their monetary policy outlooks. However, with inflation still higher than central bank targets, the Fed and its developed markets peers continued to raise rates.

By period-end, most central banks had paused their tightening campaigns, leaving government bond yields and interest rates at multiyear highs. While many observers believed the pauses indicated tightening had ended, still-high inflation prompted policymakers to leave their options open. Economic growth remained stronger than expected in the U.S., muddying the Fed’s monetary policy strategy, but it cooled notably in Europe and the U.K.

Despite this volatile backdrop, corporate earnings generally remained better than expected. The broad S&P 500 Index gained 10.14% for the 12-month period. However, returns for size and style indices varied widely. Bond returns in developed markets were modest. Conversely, emerging markets bonds rallied as inflation eased and most central banks ended their tightening campaigns.

Remaining Diligent in Uncertain Times

We expect market volatility to linger as investors navigate a complex environment of persistent inflation, tighter financial conditions and recession risk. In addition, the Israel-Hamas war further complicates the global backdrop and represents another key geopolitical consideration for our investment teams.

Our firm has a long history of helping clients weather unpredictable and volatile markets, and we’re determined to meet today’s challenges. Thank you for your trust and confidence in American Century Investments.

With appreciation and respect,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Performance

Total Returns as of October 31, 2023
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWBIX	5.20%	5.32%	5.64%	—	10/20/88
Blended Index	—	6.26%	6.83%	7.21%	—	—
S&P 500 Index	—	10.14%	11.01%	11.18%	—	—
Bloomberg U.S. Aggregate Bond Index	—	0.36%	-0.06%	0.88%	—	—
I Class	ABINX	5.41%	5.53%	5.85%	—	5/1/00
R5 Class	ABGNX	5.41%	5.53%	—	5.61%	4/10/17
Average annual returns since inception are presented when ten years of performance history is not available.

The blended index combines monthly returns of two widely known indices in proportion to the asset mix of the fund. The S&P 500 Index represents 60% of the index and the remaining 40% is represented by the Bloomberg U.S. Aggregate Bond Index.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2013
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2023
Investor Class — $17,305

Blended Index — $20,053

S&P 500 Index — $28,847

Bloomberg U.S. Aggregate Bond Index — $10,921

Total Annual Fund Operating Expenses
Investor Class	I Class	R5 Class
0.91%	0.71%	0.71%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Portfolio Commentary

Equity Portfolio Managers: Joseph Reiland, Justin Brown and Robert Bove

Fixed-Income Portfolio Managers: Bob Gahagan, Charles Tan and Jason Greenblath

Performance Summary

Balanced returned 5.20%* for the 12 months ended October 31, 2023. By comparison, the fund’s benchmark (a blended index consisting of 60% S&P 500 Index and 40% Bloomberg U.S. Aggregate Bond Index) returned 6.26%. The fund’s return reflects operating expenses, while the index return does not.

Communication Services Hampered Equity Performance

Significant detractors in the communication services sector included Meta Platforms, where an underweight to Facebook’s parent company hampered relative performance. Meta beat sales and earnings estimates as digital advertising revenue is starting to recover and cost-cutting measures have proved helpful.

Elsewhere, NextEra Energy was a top detractor. Utilities generally underperformed on a combination of higher interest rates and investor rotation to growth-oriented sectors. Semiconductor company Broadcom detracted from relative performance because the fund did not own the benchmark component. Broadcom delivered solid results and recently detailed strong exposure to artificial intelligence, specifically in its custom ASIC and networking businesses. Keysight Technologies manufactures test and measurement instruments for use in communications, networking and electronics applications. It posted mixed results with revenues and earnings that beat expectations but new orders that lagged. The company also issued disappointing guidance

Information Technology Stocks Benefited Performance

Top contributors in the information technology sector included a pair of semiconductor stocks, led by NVIDIA. The chipmaker’s stock surged after increasing its future business guidance well above expectations. NVIDIA’s growth was driven by its data center business, which reflects the demand for computing power required for artificial intelligence applications. Applied Materials, a semiconductor equipment manufacturer, continued to benefit from management’s greater focus on margins and returns on capital. The company also was helped by industry consolidation and increased demand for chips.

Software company Microsoft reported better-than-expected revenue and earnings and offered upbeat guidance. Microsoft benefited from lower expenses and improved performance of its cloud unit. Other significant contributors included Novo Nordisk. The Denmark-based pharmaceutical company surged on its weight-loss drug Wegovy, and late-stage trial results also showed that Wegovy was beneficial for treating Type 2 diabetes and chronic kidney disease.

Bonds Also Lagged

The fiscal year includes the last two months of 2022, which concluded the worst calendar year on record for bond markets. Though inflation moderated and the Federal Reserve (Fed) paused rate hikes in June, the second quarter of 2023 was difficult amid better-than-expected economic data. What’s more, U.S. investment-grade bonds declined again in the third quarter of 2023. Surging Treasury yields and a still-hawkish Fed were among the key culprits. Indeed, the yield on the benchmark 10-year Treasury note touched 5% for the first time in 16 years in October 2023. In that environment, the fixed-income portion of the portfolio posted a loss in absolute terms and underperformed its benchmark.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

Because the fund considers environmental, social and governance (ESG) metrics in addition to fundamental financial metrics when selecting securities, its portfolio may perform differently than funds that do not use ESG metrics. ESG considerations may prioritize long-term rather than short-term returns. Furthermore, when analyzing ESG criteria for securities, the portfolio management team relies on the information and scoring models published by third-party sources, there is a risk that this information might be incorrect or only take into account one of many ESG-related components of portfolio companies. Moreover, scores and ratings across third-party providers may be inconsistent or incomparable.

Fund Characteristics

OCTOBER 31, 2023
Types of Investments in Portfolio	% of net assets
Common Stocks	60.0%
U.S. Government Agency Mortgage-Backed Securities	13.6%
Corporate Bonds	9.6%
U.S. Treasury Securities	8.7%
Collateralized Loan Obligations	2.1%
Asset-Backed Securities	1.4%
Collateralized Mortgage Obligations	1.1%
Municipal Securities	0.5%
U.S. Government Agency Securities	0.5%
Sovereign Governments and Agencies	0.3%
Commercial Mortgage-Backed Securities	0.2%
Exchange-Traded Funds	—*
Short-Term Investments	2.4%
Other Assets and Liabilities	(0.4)%
*Category is less than 0.05% of total net assets.

Top Five Common Stocks Industries*	% of net assets
Software	7.1%
Interactive Media and Services	3.7%
Semiconductors and Semiconductor Equipment	3.6%
Technology Hardware, Storage and Peripherals	3.2%
Health Care Providers and Services	2.8%
*Exposure indicated excludes Exchange-Traded Funds. The Schedule of Investments provides additional information on the fund's portfolio holdings.

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2023 to October 31, 2023.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments mutual fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/23	Ending Account Value 10/31/23	Expenses Paid During Period(1) 5/1/23 - 10/31/23	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$979.10	$4.54	0.91%
I Class	$1,000	$979.50	$3.54	0.71%
R5 Class	$1,000	$980.10	$3.54	0.71%
Hypothetical
Investor Class	$1,000	$1,020.62	$4.63	0.91%
I Class	$1,000	$1,021.63	$3.62	0.71%
R5 Class	$1,000	$1,021.63	$3.62	0.71%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

Schedule of Investments

OCTOBER 31, 2023

	Shares/Principal Amount	Value
COMMON STOCKS — 60.0%
Aerospace and Defense — 0.4%
Lockheed Martin Corp.	7,217	$3,281,137
Air Freight and Logistics — 0.5%
FedEx Corp.	3,261	782,966
United Parcel Service, Inc., Class B	24,505	3,461,331
		4,244,297
Automobile Components — 0.5%
Aptiv PLC(1)	48,816	4,256,755
Automobiles — 0.7%
Tesla, Inc.(1)	27,192	5,461,241
Banks — 1.7%
Bank of America Corp.	149,879	3,947,813
JPMorgan Chase & Co.	52,269	7,268,527
Regions Financial Corp.	174,885	2,541,079
		13,757,419
Beverages — 0.8%
PepsiCo, Inc.	41,661	6,802,408
Biotechnology — 1.4%
AbbVie, Inc.	40,339	5,695,060
Amgen, Inc.	13,950	3,567,015
Vertex Pharmaceuticals, Inc.(1)	5,885	2,131,017
		11,393,092
Broadline Retail — 1.8%
Amazon.com, Inc.(1)	110,142	14,658,799
Building Products — 0.8%
Johnson Controls International PLC	90,191	4,421,163
Masco Corp.	43,377	2,259,508
		6,680,671
Capital Markets — 2.3%
Ameriprise Financial, Inc.	9,589	3,016,412
BlackRock, Inc.	5,892	3,607,554
Intercontinental Exchange, Inc.	22,438	2,410,739
Morgan Stanley	91,305	6,466,220
S&P Global, Inc.	8,372	2,924,423
		18,425,348
Chemicals — 1.3%
Air Products & Chemicals, Inc.	11,763	3,322,342
Ecolab, Inc.	12,804	2,147,743
Linde PLC	12,782	4,884,769
		10,354,854
Communications Equipment — 0.8%
Cisco Systems, Inc.	119,740	6,242,046
Consumer Finance — 0.3%
American Express Co.	17,068	2,492,440
Consumer Staples Distribution & Retail — 1.7%
Costco Wholesale Corp.	6,018	3,324,584
Kroger Co.	67,947	3,082,755

	Shares/Principal Amount	Value
Sysco Corp.	67,520	$4,489,405
Target Corp.	26,617	2,948,898
		13,845,642
Containers and Packaging — 0.3%
Ball Corp.	43,804	2,109,163
Distributors — 0.4%
LKQ Corp.	70,645	3,102,728
Diversified Telecommunication Services — 0.7%
Verizon Communications, Inc.	161,406	5,670,193
Electric Utilities — 0.9%
NextEra Energy, Inc.	123,995	7,228,909
Electrical Equipment — 0.7%
Eaton Corp. PLC	23,874	4,963,643
Generac Holdings, Inc.(1)	5,482	460,872
		5,424,515
Electronic Equipment, Instruments and Components — 1.1%
CDW Corp.	23,872	4,783,949
Keysight Technologies, Inc.(1)	34,793	4,246,485
		9,030,434
Energy Equipment and Services — 0.9%
Schlumberger NV	125,898	7,007,483
Entertainment — 0.6%
Electronic Arts, Inc.	14,885	1,842,614
Liberty Media Corp.-Liberty Formula One, Class C(1)	16,020	1,036,334
Walt Disney Co.(1)	24,922	2,033,386
		4,912,334
Financial Services — 1.8%
Mastercard, Inc., Class A	14,867	5,595,195
Visa, Inc., Class A	37,977	8,928,393
		14,523,588
Food Products — 0.5%
Mondelez International, Inc., Class A	56,740	3,756,755
Ground Transportation — 0.7%
Uber Technologies, Inc.(1)	29,195	1,263,560
Union Pacific Corp.	20,195	4,192,684
		5,456,244
Health Care Equipment and Supplies — 0.4%
Dexcom, Inc.(1)	7,952	706,376
Intuitive Surgical, Inc.(1)	9,114	2,389,873
		3,096,249
Health Care Providers and Services — 2.8%
Cigna Group	26,139	8,082,179
CVS Health Corp.	56,429	3,894,165
UnitedHealth Group, Inc.	20,038	10,731,551
		22,707,895
Hotels, Restaurants and Leisure — 0.6%
Airbnb, Inc., Class A(1)	9,686	1,145,757
Chipotle Mexican Grill, Inc.(1)	610	1,184,742
Starbucks Corp.	26,466	2,441,224
		4,771,723

	Shares/Principal Amount	Value
Household Products — 0.8%
Colgate-Palmolive Co.	26,686	$2,004,652
Procter & Gamble Co.	31,869	4,781,306
		6,785,958
Industrial Conglomerates — 0.5%
Honeywell International, Inc.	21,256	3,895,375
Industrial REITs — 0.9%
Prologis, Inc.	71,879	7,241,809
Insurance — 1.6%
Marsh & McLennan Cos., Inc.	21,070	3,995,926
MetLife, Inc.	29,042	1,742,810
Prudential Financial, Inc.	33,412	3,055,193
Travelers Cos., Inc.	23,647	3,959,454
		12,753,383
Interactive Media and Services — 3.7%
Alphabet, Inc., Class A(1)	173,921	21,580,118
Meta Platforms, Inc., Class A(1)	28,306	8,527,748
		30,107,866
IT Services — 1.3%
Accenture PLC, Class A	17,599	5,228,487
International Business Machines Corp.	33,286	4,814,487
		10,042,974
Life Sciences Tools and Services — 1.5%
Agilent Technologies, Inc.	34,352	3,550,966
Danaher Corp.	20,376	3,912,600
Thermo Fisher Scientific, Inc.	9,901	4,403,668
		11,867,234
Machinery — 1.4%
Cummins, Inc.	16,409	3,549,267
Deere & Co.	6,751	2,466,545
Parker-Hannifin Corp.	7,392	2,726,983
Xylem, Inc.	23,966	2,241,779
		10,984,574
Oil, Gas and Consumable Fuels — 1.9%
ConocoPhillips	68,386	8,124,257
EOG Resources, Inc.	55,069	6,952,461
		15,076,718
Pharmaceuticals — 2.3%
Bristol-Myers Squibb Co.	80,947	4,171,199
Eli Lilly & Co.	5,245	2,905,363
Merck & Co., Inc.	43,768	4,494,973
Novo Nordisk AS, Class B	37,324	3,600,878
Zoetis, Inc.	22,952	3,603,464
		18,775,877
Semiconductors and Semiconductor Equipment — 3.6%
Advanced Micro Devices, Inc.(1)	46,477	4,577,984
Analog Devices, Inc.	21,699	3,413,904
Applied Materials, Inc.	28,448	3,765,093
ASML Holding NV	2,124	1,276,780
GLOBALFOUNDRIES, Inc.(1)	17,663	876,438
NVIDIA Corp.	36,518	14,892,040
		28,802,239

	Shares/Principal Amount	Value
Software — 7.1%
Adobe, Inc.(1)	3,173	$1,688,226
Cadence Design Systems, Inc.(1)	18,994	4,555,711
Microsoft Corp.	127,962	43,265,232
Salesforce, Inc.(1)	24,848	4,990,224
ServiceNow, Inc.(1)	2,187	1,272,506
Workday, Inc., Class A(1)	7,756	1,642,023
		57,413,922
Specialized REITs — 0.4%
Equinix, Inc.	3,909	2,852,163
Specialty Retail — 2.0%
CarMax, Inc.(1)	18,007	1,100,048
Home Depot, Inc.	27,548	7,842,640
TJX Cos., Inc.	60,536	5,331,405
Tractor Supply Co.	8,426	1,622,511
		15,896,604
Technology Hardware, Storage and Peripherals — 3.2%
Apple, Inc.	149,514	25,532,506
Textiles, Apparel and Luxury Goods — 0.4%
Deckers Outdoor Corp.(1)	4,820	2,877,829
TOTAL COMMON STOCKS (Cost $385,311,343)		481,601,393
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 13.6%
Adjustable-Rate U.S. Government Agency Mortgage-Backed Securities — 0.1%
FHLMC, VRN, 5.11%, (1-year H15T1Y plus 2.25%), 9/1/35	$51,673	52,471
FHLMC, VRN, 5.30%, (1-year RFUCC plus 1.87%), 7/1/36	13,238	13,454
FHLMC, VRN, 6.04%, (1-year H15T1Y plus 2.14%), 10/1/36	42,387	43,172
FHLMC, VRN, 5.03%, (1-year H15T1Y plus 2.26%), 4/1/37	53,604	54,332
FHLMC, VRN, 5.67%, (1-year RFUCC plus 1.89%), 7/1/41	24,077	23,902
FHLMC, VRN, 3.60%, (1-year RFUCC plus 1.63%), 1/1/44	56,247	57,061
FHLMC, VRN, 5.51%, (1-year RFUCC plus 1.60%), 6/1/45	27,105	27,334
FHLMC, VRN, 5.76%, (1-year RFUCC plus 1.63%), 8/1/46	67,106	67,969
FHLMC, VRN, 3.11%, (1-year RFUCC plus 1.64%), 9/1/47	116,752	115,352
FNMA, VRN, 6.94%, (6-month RFUCC plus 1.57%), 6/1/35	21,690	22,045
FNMA, VRN, 6.94%, (6-month RFUCC plus 1.57%), 6/1/35	21,618	21,961
FNMA, VRN, 5.56%, (1-year H15T1Y plus 2.15%), 3/1/38	53,360	54,358
FNMA, VRN, 3.19%, (1-year RFUCC plus 1.61%), 3/1/47	98,507	92,174
FNMA, VRN, 3.12%, (1-year RFUCC plus 1.61%), 4/1/47	53,213	49,740
FNMA, VRN, 3.20%, (1-year RFUCC plus 1.62%), 5/1/47	78,330	78,842
		774,167
Fixed-Rate U.S. Government Agency Mortgage-Backed Securities — 13.5%
FHLMC, 2.00%, 6/1/36	1,799,868	1,538,708
FHLMC, 3.50%, 2/1/49	1,825,651	1,556,261
FHLMC, 3.00%, 1/1/50	1,664,242	1,336,526
FHLMC, 3.50%, 5/1/50	295,184	250,239
FHLMC, 2.50%, 5/1/51	1,961,945	1,516,547
FHLMC, 3.50%, 5/1/51	959,173	811,528
FHLMC, 3.00%, 7/1/51	744,119	601,083
FHLMC, 2.00%, 8/1/51	1,617,020	1,196,638
FHLMC, 2.50%, 8/1/51	1,764,500	1,359,764
FHLMC, 2.50%, 10/1/51	922,152	718,775
FHLMC, 3.00%, 12/1/51	1,138,094	913,934

	Shares/Principal Amount	Value
FHLMC, 3.00%, 2/1/52	$1,022,329	$823,745
FHLMC, 3.50%, 5/1/52	1,240,906	1,049,461
FHLMC, 4.00%, 5/1/52	1,525,837	1,320,433
FHLMC, 4.00%, 5/1/52	1,091,204	952,001
FHLMC, 4.00%, 6/1/52	3,323,205	2,898,479
FHLMC, 5.00%, 7/1/52	663,536	617,350
FHLMC, 4.50%, 10/1/52	2,314,759	2,069,371
FHLMC, 4.50%, 10/1/52	1,733,157	1,550,282
FHLMC, 6.00%, 11/1/52	3,023,491	2,961,664
FHLMC, 5.50%, 12/1/52	486,961	462,669
FHLMC, 6.00%, 1/1/53	1,636,006	1,601,275
FNMA, 2.00%, 5/1/36	822,078	701,810
FNMA, 2.00%, 11/1/36	2,802,366	2,390,531
FNMA, 2.50%, 12/1/36	1,973,180	1,732,811
FNMA, 2.00%, 1/1/37	1,120,312	955,717
FNMA, 4.50%, 9/1/41	133,043	122,688
FNMA, 3.50%, 5/1/42	640,827	563,139
FNMA, 3.50%, 6/1/42	211,392	185,764
FNMA, 3.00%, 2/1/50	251,310	203,378
FNMA, 2.50%, 6/1/50	955,642	742,609
FNMA, 2.50%, 10/1/50	1,997,025	1,535,268
FNMA, 2.50%, 12/1/50	1,374,566	1,059,366
FNMA, 2.50%, 2/1/51	2,473,830	1,917,259
FNMA, 3.00%, 6/1/51	130,051	106,574
FNMA, 2.50%, 12/1/51	1,066,032	820,863
FNMA, 2.50%, 2/1/52	590,042	456,218
FNMA, 3.00%, 2/1/52	1,940,375	1,563,451
FNMA, 3.00%, 2/1/52	1,100,864	887,005
FNMA, 2.00%, 3/1/52	2,897,490	2,148,171
FNMA, 2.50%, 3/1/52	1,348,770	1,047,017
FNMA, 3.00%, 3/1/52	1,990,327	1,620,889
FNMA, 3.00%, 4/1/52	445,596	359,116
FNMA, 3.50%, 4/1/52	733,458	611,917
FNMA, 4.00%, 4/1/52	1,414,054	1,228,072
FNMA, 4.00%, 4/1/52	638,690	557,253
FNMA, 4.00%, 4/1/52	462,971	401,283
FNMA, 3.00%, 5/1/52	1,158,207	946,025
FNMA, 3.50%, 5/1/52	2,034,291	1,703,075
FNMA, 3.50%, 5/1/52	1,808,977	1,509,770
FNMA, 3.50%, 5/1/52	1,735,756	1,472,336
FNMA, 4.00%, 5/1/52	1,944,107	1,683,199
FNMA, 3.00%, 6/1/52	510,181	416,714
FNMA, 3.50%, 6/1/52	1,658,576	1,408,193
FNMA, 4.50%, 7/1/52	1,492,976	1,335,345
FNMA, 5.00%, 8/1/52	3,294,120	3,042,151
FNMA, 4.50%, 9/1/52	815,481	738,623
FNMA, 5.00%, 9/1/52	987,977	919,270
FNMA, 5.50%, 10/1/52	1,607,430	1,526,562
FNMA, 5.50%, 1/1/53	2,725,318	2,590,046
FNMA, 6.50%, 1/1/53	2,772,926	2,759,335
FNMA, 5.00%, 8/1/53	1,716,463	1,595,036

	Shares/Principal Amount	Value
FNMA, 6.00%, 9/1/53	$1,621,969	$1,580,387
FNMA, 6.00%, 9/1/53	1,613,389	1,572,151
GNMA, 7.00%, 4/20/26	5,061	5,130
GNMA, 7.50%, 8/15/26	4,088	4,098
GNMA, 7.00%, 5/15/31	13,810	14,080
GNMA, 5.50%, 11/15/32	33,924	33,306
GNMA, 4.50%, 6/15/41	137,423	129,549
GNMA, 3.50%, 6/20/42	244,060	212,755
GNMA, 3.00%, 4/20/50	522,307	434,971
GNMA, 3.00%, 5/20/50	534,003	444,463
GNMA, 3.00%, 6/20/50	798,608	665,461
GNMA, 3.00%, 7/20/50	1,409,181	1,171,018
GNMA, 2.00%, 10/20/50	4,379,565	3,402,068
GNMA, 2.50%, 11/20/50	1,890,707	1,475,819
GNMA, 2.50%, 2/20/51	1,351,193	1,078,954
GNMA, 3.50%, 6/20/51	927,357	796,108
GNMA, 2.50%, 9/20/51	1,158,247	924,427
GNMA, 2.50%, 12/20/51	1,772,795	1,414,868
GNMA, 4.00%, 9/20/52	3,571,245	3,142,614
GNMA, 4.50%, 9/20/52	3,422,896	3,098,470
GNMA, 4.50%, 10/20/52	2,785,463	2,519,727
GNMA, 5.00%, 4/20/53	1,596,432	1,487,920
GNMA, 5.50%, 4/20/53	2,004,765	1,919,066
GNMA, 6.00%, TBA	1,660,000	1,626,391
GNMA, 6.50%, TBA	987,000	984,798
UMBS, 5.00%, TBA	2,522,000	2,433,064
		108,242,245
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $119,349,170)		109,016,412
CORPORATE BONDS — 9.6%
Aerospace and Defense — 0.1%
Boeing Co., 5.81%, 5/1/50	168,000	144,769
Northrop Grumman Corp., 5.15%, 5/1/40	195,000	171,058
RTX Corp., 4.125%, 11/16/28	520,000	477,720
RTX Corp., 3.125%, 7/1/50	165,000	95,806
		889,353
Air Freight and Logistics†
GXO Logistics, Inc., 2.65%, 7/15/31	257,000	190,794
Automobiles — 0.3%
Ford Motor Credit Co. LLC, 7.20%, 6/10/30	260,000	260,104
General Motors Financial Co., Inc., 2.75%, 6/20/25	700,000	660,821
Hyundai Capital America, 6.50%, 1/16/29(2)(3)	117,000	116,692
Hyundai Capital America, 6.20%, 9/21/30(2)	233,000	226,432
Toyota Motor Credit Corp., 5.25%, 9/11/28	310,000	305,257
Toyota Motor Credit Corp., 4.55%, 5/17/30	490,000	458,625
		2,027,931
Banks — 2.0%
Banco Santander SA, 6.94%, 11/7/33(3)	200,000	200,754
Banco Santander SA, VRN, 1.72%, 9/14/27	400,000	346,841
Bank of America Corp., VRN, 5.82%, 9/15/29	380,000	370,110
Bank of America Corp., VRN, 2.88%, 10/22/30	1,421,000	1,163,254

	Shares/Principal Amount	Value
Bank of America Corp., VRN, 2.57%, 10/20/32	$225,000	$168,573
Bank of America Corp., VRN, 4.57%, 4/27/33	375,000	323,537
Bank of America Corp., VRN, 5.29%, 4/25/34	340,000	307,217
Barclays PLC, VRN, 2.28%, 11/24/27	267,000	233,793
Barclays PLC, VRN, 6.69%, 9/13/34	200,000	189,250
BNP Paribas SA, VRN, 5.34%, 6/12/29(2)	295,000	283,341
BPCE SA, VRN, 7.00%, 10/19/34(2)	260,000	252,778
Canadian Imperial Bank of Commerce, 5.00%, 4/28/28	350,000	333,399
Canadian Imperial Bank of Commerce, 6.09%, 10/3/33	145,000	139,733
Citigroup, Inc., VRN, 3.07%, 2/24/28	376,000	338,533
Citigroup, Inc., VRN, 3.52%, 10/27/28	178,000	160,063
Citigroup, Inc., VRN, 3.98%, 3/20/30	273,000	241,607
Citigroup, Inc., VRN, 4.41%, 3/31/31	120,000	106,206
Citigroup, Inc., VRN, 3.06%, 1/25/33	560,000	431,341
Citigroup, Inc., VRN, 6.27%, 11/17/33	160,000	155,420
Credit Agricole SA, VRN, 6.32%, 10/3/29(2)	377,000	370,552
Credit Agricole SA, VRN, 4.00%, 1/10/33(2)	555,000	483,354
Danske Bank A/S, VRN, 1.55%, 9/10/27(2)	385,000	334,425
HSBC Holdings PLC, VRN, 5.89%, 8/14/27	330,000	324,279
HSBC Holdings PLC, VRN, 2.80%, 5/24/32	415,000	312,571
Huntington Bancshares, Inc., VRN, 6.21%, 8/21/29	206,000	198,084
Intesa Sanpaolo SpA, 6.625%, 6/20/33(2)	380,000	348,817
JPMorgan Chase & Co., VRN, 4.01%, 4/23/29	347,000	316,130
JPMorgan Chase & Co., VRN, 2.07%, 6/1/29	862,000	716,693
JPMorgan Chase & Co., VRN, 2.52%, 4/22/31	550,000	437,609
JPMorgan Chase & Co., VRN, 2.58%, 4/22/32	375,000	289,734
JPMorgan Chase & Co., VRN, 6.25%, 10/23/34	190,000	187,513
KeyBank NA, 3.40%, 5/20/26	370,000	325,737
KeyCorp, VRN, 3.88%, 5/23/25	330,000	315,935
Lloyds Banking Group PLC, VRN, 5.99%, 8/7/27	314,000	309,544
PNC Financial Services Group, Inc., VRN, 6.62%, 10/20/27	320,000	320,879
PNC Financial Services Group, Inc., VRN, 5.58%, 6/12/29	144,000	137,923
PNC Financial Services Group, Inc., VRN, 5.94%, 8/18/34	205,000	191,174
PNC Financial Services Group, Inc., VRN, 6.875%, 10/20/34	210,000	209,961
Societe Generale SA, VRN, 6.69%, 1/10/34(2)	286,000	267,998
Truist Bank, 3.625%, 9/16/25	250,000	235,932
Truist Bank, 3.30%, 5/15/26	495,000	453,399
Truist Bank, VRN, 2.64%, 9/17/29	270,000	249,145
Truist Financial Corp., VRN, 7.16%, 10/30/29	123,000	123,758
U.S. Bancorp, VRN, 6.79%, 10/26/27	475,000	478,680
U.S. Bancorp, VRN, 5.78%, 6/12/29	521,000	501,129
Wells Fargo & Co., VRN, 5.57%, 7/25/29	220,000	212,200
Wells Fargo & Co., VRN, 6.30%, 10/23/29	145,000	143,838
Wells Fargo & Co., VRN, 5.39%, 4/24/34	841,000	761,705
Wells Fargo & Co., VRN, 5.56%, 7/25/34	372,000	340,672
		15,645,120
Beverages — 0.2%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc., 4.70%, 2/1/36	840,000	739,680
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc., 4.90%, 2/1/46	795,000	662,630
		1,402,310

	Shares/Principal Amount	Value
Biotechnology — 0.3%
AbbVie, Inc., 4.40%, 11/6/42	$260,000	$206,636
Amgen, Inc., 4.05%, 8/18/29	740,000	677,078
Amgen, Inc., 5.25%, 3/2/33	428,000	399,360
Amgen, Inc., 5.65%, 3/2/53	465,000	409,308
Gilead Sciences, Inc., 5.55%, 10/15/53	450,000	406,822
		2,099,204
Capital Markets — 0.8%
Bank of New York Mellon Corp., VRN, 6.47%, 10/25/34	480,000	481,800
Blue Owl Capital Corp., 3.40%, 7/15/26	72,000	64,264
Blue Owl Credit Income Corp., 3.125%, 9/23/26	183,000	160,653
Charles Schwab Corp., VRN, 5.85%, 5/19/34	358,000	328,524
Charles Schwab Corp., VRN, 6.14%, 8/24/34	180,000	168,692
Deutsche Bank AG, VRN, 7.15%, 7/13/27	315,000	314,859
Goldman Sachs Group, Inc., VRN, 1.76%, 1/24/25	199,000	196,566
Goldman Sachs Group, Inc., VRN, 1.95%, 10/21/27	714,000	626,369
Goldman Sachs Group, Inc., VRN, 6.48%, 10/24/29	290,000	290,005
Goldman Sachs Group, Inc., VRN, 1.99%, 1/27/32	225,000	165,131
Goldman Sachs Group, Inc., VRN, 2.65%, 10/21/32	220,000	165,481
Golub Capital BDC, Inc., 2.50%, 8/24/26	168,000	147,047
Morgan Stanley, VRN, 1.16%, 10/21/25	544,000	514,747
Morgan Stanley, VRN, 2.63%, 2/18/26	209,000	199,035
Morgan Stanley, VRN, 3.59%, 7/22/28	65,000	58,970
Morgan Stanley, VRN, 5.12%, 2/1/29	118,000	112,380
Morgan Stanley, VRN, 5.16%, 4/20/29	311,000	295,973
Morgan Stanley, VRN, 2.70%, 1/22/31	540,000	434,033
Morgan Stanley, VRN, 2.51%, 10/20/32	460,000	344,212
Morgan Stanley, VRN, 5.42%, 7/21/34	172,000	157,040
Morgan Stanley, VRN, 6.63%, 11/1/34(3)	320,000	319,866
Nasdaq, Inc., 5.55%, 2/15/34	261,000	242,225
Nasdaq, Inc., 5.95%, 8/15/53	116,000	103,607
UBS AG, 5.80%, 9/11/25	295,000	293,509
UBS Group AG, 4.28%, 1/9/28(2)	319,000	291,138
UBS Group AG, VRN, 6.30%, 9/22/34(2)	255,000	241,636
		6,717,762
Chemicals†
CF Industries, Inc., 4.95%, 6/1/43	195,000	150,744
Commercial Services and Supplies — 0.2%
Republic Services, Inc., 2.30%, 3/1/30	358,000	290,598
Veralto Corp., 5.45%, 9/18/33(2)	510,000	476,836
Waste Connections, Inc., 3.20%, 6/1/32	335,000	271,377
Waste Management, Inc., 4.625%, 2/15/33	170,000	154,286
		1,193,097
Construction and Engineering†
Quanta Services, Inc., 2.35%, 1/15/32	410,000	295,367
Consumer Finance — 0.1%
American Express Co., VRN, 6.34%, 10/30/26	500,000	501,508
Containers and Packaging†
WRKCo, Inc., 3.00%, 9/15/24	201,000	195,814
Distributors†
Genuine Parts Co., 6.50%, 11/1/28(3)	204,000	204,070

	Shares/Principal Amount	Value
Diversified Consumer Services†
Novant Health, Inc., 3.17%, 11/1/51	$245,000	$147,979
Pepperdine University, 3.30%, 12/1/59	355,000	203,589
		351,568
Diversified REITs — 0.2%
Agree LP, 2.90%, 10/1/30	400,000	318,768
Essex Portfolio LP, 3.00%, 1/15/30	247,000	201,824
Extra Space Storage LP, 5.50%, 7/1/30	136,000	128,709
Extra Space Storage LP, 2.20%, 10/15/30	120,000	91,629
Federal Realty OP LP, 3.50%, 6/1/30	380,000	317,903
GLP Capital LP / GLP Financing II, Inc., 5.375%, 4/15/26	200,000	191,866
Kilroy Realty LP, 3.05%, 2/15/30	125,000	96,089
Kilroy Realty LP, 2.50%, 11/15/32	165,000	109,338
Kilroy Realty LP, 2.65%, 11/15/33	16,000	10,471
Spirit Realty LP, 3.20%, 2/15/31	192,000	151,269
		1,617,866
Diversified Telecommunication Services — 0.3%
AT&T, Inc., 5.40%, 2/15/34	453,000	416,389
AT&T, Inc., 4.50%, 5/15/35	357,000	297,841
AT&T, Inc., 4.90%, 8/15/37	286,000	240,971
AT&T, Inc., 4.85%, 3/1/39	390,000	318,383
Ooredoo International Finance Ltd., 2.625%, 4/8/31(2)	323,000	262,612
Sprint Capital Corp., 6.875%, 11/15/28	291,000	298,860
Sprint Capital Corp., 8.75%, 3/15/32	545,000	614,161
Telefonica Emisiones SA, 4.90%, 3/6/48	285,000	205,486
Verizon Communications, Inc., 4.81%, 3/15/39	145,000	120,241
		2,774,944
Electric Utilities — 0.8%
Baltimore Gas & Electric Co., 2.25%, 6/15/31	207,000	161,190
CenterPoint Energy Houston Electric LLC, 4.95%, 4/1/33	153,000	141,407
CenterPoint Energy Houston Electric LLC, 4.45%, 10/1/32	340,000	304,436
Commonwealth Edison Co., 5.30%, 2/1/53	264,000	228,156
Duke Energy Carolinas LLC, 2.55%, 4/15/31	154,000	123,234
Duke Energy Corp., 2.55%, 6/15/31	230,000	177,439
Duke Energy Corp., 5.00%, 8/15/52	230,000	178,810
Duke Energy Florida LLC, 1.75%, 6/15/30	370,000	284,941
Duke Energy Florida LLC, 3.85%, 11/15/42	220,000	156,544
Duke Energy Progress LLC, 2.00%, 8/15/31	440,000	331,080
Duke Energy Progress LLC, 4.15%, 12/1/44	335,000	245,070
Duke Energy Progress LLC, 5.35%, 3/15/53	120,000	102,310
Exelon Corp., 5.15%, 3/15/28	203,000	197,030
Florida Power & Light Co., 2.45%, 2/3/32	391,000	305,139
Florida Power & Light Co., 4.125%, 2/1/42	169,000	131,260
Georgia Power Co., 4.95%, 5/17/33	150,000	137,005
MidAmerican Energy Co., 4.40%, 10/15/44	265,000	205,139
MidAmerican Energy Co., 3.15%, 4/15/50	200,000	119,970
MidAmerican Energy Co., 5.85%, 9/15/54	90,000	84,396
Nevada Power Co., 6.00%, 3/15/54	90,000	82,837
NextEra Energy Capital Holdings, Inc., 4.90%, 2/28/28	280,000	267,709
NextEra Energy Capital Holdings, Inc., 5.05%, 2/28/33	170,000	154,394
NextEra Energy Capital Holdings, Inc., 5.25%, 2/28/53	240,000	195,028

	Shares/Principal Amount	Value
Northern States Power Co., 3.20%, 4/1/52	$240,000	$143,748
Northern States Power Co., 5.10%, 5/15/53	260,000	220,481
Oncor Electric Delivery Co. LLC, 4.95%, 9/15/52(2)	150,000	123,375
Pacific Gas & Electric Co., 6.40%, 6/15/33	80,000	75,113
Pacific Gas & Electric Co., 4.20%, 6/1/41	155,000	103,399
PECO Energy Co., 4.375%, 8/15/52	340,000	256,067
Public Service Co. of Colorado, 1.875%, 6/15/31	312,000	234,289
Southern Co., 5.20%, 6/15/33	182,000	167,439
Southern Co. Gas Capital Corp., 1.75%, 1/15/31	200,000	147,728
Union Electric Co., 3.90%, 4/1/52	238,000	164,154
Union Electric Co., 5.45%, 3/15/53	240,000	209,311
Xcel Energy, Inc., 3.40%, 6/1/30	174,000	147,483
Xcel Energy, Inc., 4.60%, 6/1/32	136,000	120,318
		6,427,429
Energy Equipment and Services†
Schlumberger Investment SA, 4.85%, 5/15/33	150,000	138,145
Entertainment — 0.1%
Warnermedia Holdings, Inc., 3.64%, 3/15/25	111,000	107,307
Warnermedia Holdings, Inc., 3.79%, 3/15/25	93,000	89,952
Warnermedia Holdings, Inc., 3.76%, 3/15/27	83,000	76,430
Warnermedia Holdings, Inc., 5.05%, 3/15/42	250,000	185,309
Warnermedia Holdings, Inc., 5.14%, 3/15/52	330,000	233,688
		692,686
Financial Services — 0.1%
Antares Holdings LP, 2.75%, 1/15/27(2)	256,000	215,167
Corebridge Financial, Inc., 3.90%, 4/5/32	375,000	306,986
GE Capital Funding LLC, 4.55%, 5/15/32	360,000	323,560
		845,713
Food Products — 0.3%
J M Smucker Co., 5.90%, 11/15/28	573,000	568,728
JDE Peet's NV, 2.25%, 9/24/31(2)	325,000	236,581
Kraft Heinz Foods Co., 5.00%, 6/4/42	985,000	812,401
Mars, Inc., 4.75%, 4/20/33(2)	352,000	323,352
Mars, Inc., 3.875%, 4/1/39(2)	109,000	83,580
Mondelez International, Inc., 2.625%, 3/17/27	310,000	280,637
Nestle Holdings, Inc., 4.85%, 3/14/33(2)	310,000	291,077
		2,596,356
Ground Transportation — 0.2%
Ashtead Capital, Inc., 5.50%, 8/11/32(2)	304,000	272,199
Ashtead Capital, Inc., 5.95%, 10/15/33(2)	400,000	365,174
Burlington Northern Santa Fe LLC, 4.15%, 4/1/45	300,000	224,476
Burlington Northern Santa Fe LLC, 3.30%, 9/15/51	175,000	109,216
Burlington Northern Santa Fe LLC, 5.20%, 4/15/54	162,000	140,049
CSX Corp., 4.25%, 3/15/29	224,000	209,129
Union Pacific Corp., 3.55%, 8/15/39	480,000	354,558
United Rentals North America, Inc., 6.00%, 12/15/29(2)	170,000	163,699
		1,838,500
Health Care Equipment and Supplies — 0.2%
GE HealthCare Technologies, Inc., 5.65%, 11/15/27	735,000	727,726
Zimmer Biomet Holdings, Inc., 1.45%, 11/22/24	750,000	714,324
		1,442,050

	Shares/Principal Amount	Value
Health Care Providers and Services — 0.6%
Centene Corp., 2.45%, 7/15/28	$560,000	$471,590
Centene Corp., 4.625%, 12/15/29	214,000	191,346
Centene Corp., 3.375%, 2/15/30	349,000	288,884
CVS Health Corp., 4.78%, 3/25/38	160,000	132,452
CVS Health Corp., 5.05%, 3/25/48	400,000	314,729
CVS Health Corp., 5.625%, 2/21/53	505,000	428,325
Duke University Health System, Inc., 3.92%, 6/1/47	160,000	116,183
HCA, Inc., 5.20%, 6/1/28	310,000	295,273
HCA, Inc., 2.375%, 7/15/31	250,000	186,000
HCA, Inc., 5.50%, 6/1/33	307,000	280,218
HCA, Inc., 5.90%, 6/1/53	335,000	283,450
Kaiser Foundation Hospitals, 3.00%, 6/1/51	220,000	129,331
Quest Diagnostics, Inc., 6.40%, 11/30/33(3)	300,000	299,427
Roche Holdings, Inc., 2.61%, 12/13/51(2)	440,000	244,185
UnitedHealth Group, Inc., 5.05%, 4/15/53	540,000	454,599
Universal Health Services, Inc., 1.65%, 9/1/26	377,000	332,614
		4,448,606
Hotels, Restaurants and Leisure — 0.1%
Marriott International, Inc., 3.50%, 10/15/32	212,000	168,407
Starbucks Corp., 2.55%, 11/15/30	475,000	383,321
		551,728
Household Durables†
DR Horton, Inc., 2.50%, 10/15/24	310,000	299,879
Household Products†
Clorox Co., 1.80%, 5/15/30	385,000	296,350
Insurance — 0.1%
Belrose Funding Trust, 2.33%, 8/15/30(2)	358,000	260,727
Five Corners Funding Trust III, 5.79%, 2/15/33(2)	184,000	174,106
MetLife, Inc., 5.375%, 7/15/33	199,000	186,225
		621,058
IT Services — 0.1%
Black Knight InfoServ LLC, 3.625%, 9/1/28(2)	715,000	638,241
Kyndryl Holdings, Inc., 3.15%, 10/15/31	79,000	57,614
		695,855
Machinery — 0.1%
Ingersoll Rand, Inc., 5.70%, 8/14/33	197,000	186,232
John Deere Capital Corp., 4.95%, 7/14/28	430,000	419,651
John Deere Capital Corp., 4.70%, 6/10/30	283,000	266,533
John Deere Capital Corp., Series I, 5.15%, 9/8/33	180,000	171,269
		1,043,685
Media — 0.4%
Charter Communications Operating LLC / Charter Communications Operating Capital, 6.48%, 10/23/45	290,000	243,956
Charter Communications Operating LLC / Charter Communications Operating Capital, 5.125%, 7/1/49	235,000	162,700
Comcast Corp., 3.20%, 7/15/36	320,000	236,336
Comcast Corp., 3.75%, 4/1/40	440,000	323,558
Comcast Corp., 2.94%, 11/1/56	285,000	151,115
Cox Communications, Inc., 3.15%, 8/15/24(2)	96,000	93,758
Cox Communications, Inc., 3.85%, 2/1/25(2)	172,000	167,038
Cox Communications, Inc., 5.70%, 6/15/33(2)	149,000	140,195

	Shares/Principal Amount	Value
Cox Communications, Inc., 4.50%, 6/30/43(2)	$83,000	$59,718
Fox Corp., 6.50%, 10/13/33	255,000	249,167
Paramount Global, 4.00%, 1/15/26	495,000	469,945
Paramount Global, 4.95%, 1/15/31	525,000	438,615
WPP Finance 2010, 3.75%, 9/19/24	316,000	308,416
		3,044,517
Metals and Mining — 0.1%
Glencore Funding LLC, 6.375%, 10/6/30(2)	165,000	161,746
Glencore Funding LLC, 2.625%, 9/23/31(2)	440,000	331,626
South32 Treasury Ltd., 4.35%, 4/14/32(2)	285,000	234,374
		727,746
Multi-Utilities — 0.3%
Ameren Corp., 3.50%, 1/15/31	430,000	360,739
Ameren Illinois Co., 4.95%, 6/1/33	170,000	156,703
CenterPoint Energy, Inc., 2.65%, 6/1/31	255,000	199,186
Dominion Energy, Inc., 4.90%, 8/1/41	270,000	216,110
DTE Energy Co., 4.875%, 6/1/28	200,000	190,347
Public Service Enterprise Group, Inc., 6.125%, 10/15/33	480,000	468,765
Sempra, 3.25%, 6/15/27	180,000	163,238
Sempra, 5.50%, 8/1/33	400,000	372,242
WEC Energy Group, Inc., 1.375%, 10/15/27	60,000	50,621
		2,177,951
Oil, Gas and Consumable Fuels — 0.7%
Aker BP ASA, 6.00%, 6/13/33(2)	480,000	452,474
BP Capital Markets America, Inc., 3.06%, 6/17/41	250,000	165,506
Cenovus Energy, Inc., 2.65%, 1/15/32	255,000	192,849
Columbia Pipelines Operating Co. LLC, 6.04%, 11/15/33(2)	370,000	351,529
ConocoPhillips Co., 5.55%, 3/15/54	83,000	74,263
Diamondback Energy, Inc., 6.25%, 3/15/33	320,000	316,017
Enbridge, Inc., 5.70%, 3/8/33	323,000	302,166
Energy Transfer LP, 5.75%, 2/15/33	312,000	292,717
Energy Transfer LP, 6.55%, 12/1/33	156,000	154,079
Energy Transfer LP, 4.90%, 3/15/35	270,000	229,444
Energy Transfer LP, 6.125%, 12/15/45	140,000	121,068
Enterprise Products Operating LLC, 4.85%, 3/15/44	237,000	196,451
Equinor ASA, 3.25%, 11/18/49	230,000	146,250
Kinder Morgan Energy Partners LP, 6.50%, 9/1/39	173,000	160,605
Occidental Petroleum Corp., 6.625%, 9/1/30	527,000	529,027
Occidental Petroleum Corp., 6.45%, 9/15/36	150,000	145,817
ONEOK, Inc., 6.05%, 9/1/33	125,000	119,856
Petroleos Mexicanos, 6.625%, 6/15/35	50,000	33,010
Sabine Pass Liquefaction LLC, 5.00%, 3/15/27	460,000	443,170
Shell International Finance BV, 2.375%, 11/7/29	290,000	242,763
Shell International Finance BV, 4.375%, 5/11/45	180,000	140,685
Western Midstream Operating LP, 6.15%, 4/1/33	195,000	184,611
Williams Cos., Inc., 5.30%, 8/15/28	215,000	207,307
		5,201,664
Personal Care Products — 0.1%
Kenvue, Inc., 4.90%, 3/22/33	1,020,000	956,427
Pharmaceuticals — 0.2%
Eli Lilly & Co., 4.875%, 2/27/53	255,000	221,205
Pfizer Investment Enterprises Pte. Ltd., 5.11%, 5/19/43	525,000	461,142

	Shares/Principal Amount	Value
Pfizer Investment Enterprises Pte. Ltd., 5.30%, 5/19/53	$335,000	$293,328
Utah Acquisition Sub, Inc., 3.95%, 6/15/26	675,000	632,439
Viatris, Inc., 4.00%, 6/22/50	91,000	52,395
		1,660,509
Residential REITs†
Invitation Homes Operating Partnership LP, 5.50%, 8/15/33	140,000	127,023
Retail REITs — 0.1%
Kimco Realty OP LLC, 4.60%, 2/1/33	520,000	449,684
NNN REIT, Inc., 5.60%, 10/15/33	405,000	373,569
NNN REIT, Inc., 4.80%, 10/15/48	270,000	199,418
		1,022,671
Semiconductors and Semiconductor Equipment — 0.1%
Broadcom, Inc., 3.42%, 4/15/33(2)	380,000	295,582
Intel Corp., 5.70%, 2/10/53	316,000	283,025
NXP BV / NXP Funding LLC / NXP USA, Inc., 2.50%, 5/11/31	495,000	378,220
		956,827
Software — 0.1%
Oracle Corp., 3.85%, 7/15/36	153,000	116,767
Oracle Corp., 3.60%, 4/1/40	422,000	289,951
		406,718
Specialized REITs — 0.1%
American Tower Corp., 5.55%, 7/15/33	457,000	421,197
Crown Castle, Inc., 4.15%, 7/1/50	221,000	147,676
		568,873
Specialty Retail — 0.1%
AutoZone, Inc., 4.00%, 4/15/30	280,000	246,756
AutoZone, Inc., 6.55%, 11/1/33	203,000	203,642
Lowe's Cos., Inc., 5.625%, 4/15/53	595,000	514,541
		964,939
Technology Hardware, Storage and Peripherals — 0.1%
Apple, Inc., 3.95%, 8/8/52	545,000	404,419
Dell International LLC / EMC Corp., 5.75%, 2/1/33	230,000	217,583
		622,002
Trading Companies and Distributors†
Aircastle Ltd., 5.25%, 8/11/25(2)	196,000	190,888
Water Utilities†
Essential Utilities, Inc., 2.70%, 4/15/30	380,000	307,132
Wireless Telecommunication Services†
Vodafone Group PLC, 6.15%, 2/27/37	210,000	199,474
TOTAL CORPORATE BONDS (Cost $86,245,204)		77,330,853
U.S. TREASURY SECURITIES — 8.7%
U.S. Treasury Bonds, 5.00%, 5/15/37	200,000	200,461
U.S. Treasury Bonds, 4.375%, 11/15/39	300,000	273,586
U.S. Treasury Bonds, 1.375%, 11/15/40	200,000	112,817
U.S. Treasury Bonds, 4.375%, 5/15/41	1,400,000	1,263,500
U.S. Treasury Bonds, 3.25%, 5/15/42	1,500,000	1,142,754
U.S. Treasury Bonds, 3.375%, 8/15/42	600,000	464,426
U.S. Treasury Bonds, 2.75%, 11/15/42	750,000	522,861
U.S. Treasury Bonds, 4.00%, 11/15/42	1,900,000	1,611,252
U.S. Treasury Bonds, 3.875%, 2/15/43	1,400,000	1,164,297
U.S. Treasury Bonds, 2.875%, 5/15/43	1,300,000	919,877

	Shares/Principal Amount	Value
U.S. Treasury Bonds, 3.875%, 5/15/43	$2,400,000	$1,993,688
U.S. Treasury Bonds, 4.375%, 8/15/43	780,000	695,784
U.S. Treasury Bonds, 3.75%, 11/15/43	600,000	487,172
U.S. Treasury Bonds, 3.00%, 11/15/44	600,000	426,281
U.S. Treasury Bonds, 2.50%, 2/15/45	1,500,000	968,408
U.S. Treasury Bonds, 2.375%, 11/15/49	1,400,000	841,477
U.S. Treasury Bonds, 3.00%, 8/15/52	100,000	68,617
U.S. Treasury Bonds, 4.00%, 11/15/52	3,100,000	2,591,406
U.S. Treasury Bonds, 3.625%, 2/15/53	200,000	155,875
U.S. Treasury Bonds, 4.125%, 8/15/53	500,000	427,813
U.S. Treasury Notes, 1.50%, 2/15/25(4)	1,500,000	1,429,277
U.S. Treasury Notes, 2.875%, 6/15/25(4)	500,000	482,188
U.S. Treasury Notes, 0.875%, 6/30/26	200,000	180,195
U.S. Treasury Notes, 4.375%, 8/15/26	3,500,000	3,450,234
U.S. Treasury Notes, 4.625%, 9/15/26	18,060,000	17,928,783
U.S. Treasury Notes, 1.625%, 10/31/26	100,000	90,965
U.S. Treasury Notes, 1.75%, 12/31/26	700,000	636,371
U.S. Treasury Notes, 1.125%, 2/29/28	1,000,000	855,625
U.S. Treasury Notes, 3.625%, 5/31/28	6,000,000	5,706,328
U.S. Treasury Notes, 4.375%, 8/31/28	9,300,000	9,123,445
U.S. Treasury Notes, 3.125%, 11/15/28	6,000,000	5,533,359
U.S. Treasury Notes, 1.875%, 2/28/29	1,500,000	1,289,766
U.S. Treasury Notes, 2.875%, 4/30/29	700,000	632,051
U.S. Treasury Notes, 3.875%, 11/30/29	700,000	661,664
U.S. Treasury Notes, 3.875%, 12/31/29	1,000,000	944,492
U.S. Treasury Notes, 4.125%, 8/31/30	1,600,000	1,526,500
U.S. Treasury Notes, 4.875%, 10/31/30	2,880,000	2,874,600
TOTAL U.S. TREASURY SECURITIES (Cost $74,643,715)		69,678,195
COLLATERALIZED LOAN OBLIGATIONS — 2.1%
ABPCI Direct Lending Fund CLO IV Ltd., Series 2017-2A, Class BR, VRN, 7.55%, (3-month SOFR plus 2.16%), 10/27/33(2)	600,000	572,960
ACREC LLC, Series 2023-FL2, Class A, VRN, 7.56%, (1-month SOFR plus 2.23%), 2/19/38(2)	474,000	473,463
AIMCO CLO Ltd., Series 2019-10A, Class BR, VRN, 7.27%, (3-month SOFR plus 1.86%), 7/22/32(2)	650,000	641,570
Arbor Realty Commercial Real Estate Notes Ltd., Series 2021-FL1, Class A, VRN, 6.42%, (1-month SOFR plus 1.08%), 12/15/35(2)	506,083	499,271
Arbor Realty Commercial Real Estate Notes Ltd., Series 2021-FL2, Class A, VRN, 6.55%, (1-month SOFR plus 1.21%), 5/15/36(2)	545,000	537,626
Ares XL CLO Ltd., Series 2016-40A, Class BRR, VRN, 7.46%, (3-month SOFR plus 2.06%), 1/15/29(2)	500,000	493,716
Barings Private Credit Corp. CLO Ltd., Series 2023-1A, Class A1, VRN, 7.81%, (3-month SOFR plus 2.40%), 7/15/31(2)	500,000	500,189
BDS Ltd., Series 2021-FL8, Class A, VRN, 6.37%, (1-month SOFR plus 1.03%), 1/18/36(2)	482,488	474,683
BDS Ltd., Series 2021-FL8, Class D, VRN, 7.35%, (1-month SOFR plus 2.01%), 1/18/36(2)	400,000	371,418
BXMT Ltd., Series 2020-FL2, Class C, VRN, 7.10%, (1-month SOFR plus 1.76%), 2/15/38(2)	1,090,000	943,146
Canyon Capital CLO Ltd., Series 2017-1A, Class BR, VRN, 7.26%, (3-month SOFR plus 1.86%), 7/15/30(2)	350,000	345,297

	Shares/Principal Amount	Value
Carlyle Global Market Strategies CLO Ltd., Series 2013-1A, Class BRR, VRN, 7.83%, (3-month SOFR plus 2.46%), 8/14/30(2)	$450,000	$449,347
Cerberus Loan Funding XXXI LP, Series 2021-1A, Class A, VRN, 7.16%, (3-month SOFR plus 1.76%), 4/15/32(2)	398,842	397,618
Cerberus Loan Funding XXXIX LP, Series 2022-3A, Class A, VRN, 7.79%, (3-month SOFR plus 2.40%), 1/20/33(2)	687,015	684,705
Cerberus Loan Funding XXXVI LP, Series 2021-6A, Class A, VRN, 7.06%, (3-month SOFR plus 1.66%), 11/22/33(2)	106,465	106,129
FS Rialto Issuer LLC, Series 2022-FL6, Class A, SEQ, VRN, 7.91%, (1-month SOFR plus 2.58%), 8/17/37(2)	566,000	567,891
KKR CLO Ltd., Series 2018, Class BR, VRN, 7.26%, (3-month SOFR plus 1.86%), 7/18/30(2)	575,000	568,477
KKR CLO Ltd., Series 2022A, Class A, VRN, 6.83%, (3-month SOFR plus 1.41%), 7/20/31(2)	442,217	440,352
KREF Ltd., Series 2021-FL2, Class B, VRN, 7.10%, (1-month SOFR plus 1.76%), 2/15/39(2)	800,000	742,862
MF1 Ltd., Series 2021-FL7, Class AS, VRN, 6.90%, (1-month SOFR plus 1.56%), 10/16/36(2)	1,075,000	1,041,483
Mountain View CLO LLC, Series 2017-2A, Class B, VRN, 7.36%, (3-month SOFR plus 1.96%), 1/16/31(2)	375,000	369,256
Octagon Investment Partners XV Ltd., Series 2013-1A, Class BRR, VRN, 7.16%, (3-month SOFR plus 1.76%), 7/19/30(2)	700,000	687,803
Palmer Square CLO Ltd., Series 2023-4A, Class B, VRN, 7.56%, (3-month SOFR plus 2.15%), 10/20/33(2)	650,000	649,217
Palmer Square Loan Funding Ltd., Series 2022-2A, Class A2, VRN, 7.29%, (3-month SOFR plus 1.90%), 10/15/30(2)	550,000	547,857
PFP Ltd., Series 2021-8, Class C, VRN, 7.25%, (1-month SOFR plus 1.91%), 8/9/37(2)	807,000	769,554
Shelter Growth CRE Issuer Ltd., Series 2023-FL5, Class A, VRN, 8.09%, (1-month SOFR plus 2.75%), 5/19/38(2)	475,500	473,635
Sound Point CLO XXII Ltd., Series 2019-1A, Class BR, VRN, 7.38%, (3-month SOFR plus 1.96%), 1/20/32(2)	500,000	491,000
TCW CLO Ltd., Series 2018-1A, Class BR, VRN, 7.29%, (3-month SOFR plus 1.91%), 4/25/31(2)	725,000	718,267
THL Credit Wind River CLO Ltd., Series 2013-2A, Class BR2, VRN, 7.23%, (3-month SOFR plus 1.83%), 10/18/30(2)	525,000	516,438
THL Credit Wind River CLO Ltd., Series 2017-4A, Class B, VRN, 7.09%, (3-month SOFR plus 1.71%), 11/20/30(2)	300,000	294,703
TSTAT Ltd., Series 2022-1A, Class B, VRN, 8.60%, (3-month SOFR plus 3.27%), 7/20/31(2)	500,000	500,482
Wind River CLO Ltd., Series 2013-1A, Class A1RR, VRN, 6.66%, (3-month SOFR plus 1.24%), 7/20/30(2)	228,777	227,899
TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $17,480,146)		17,098,314
ASSET-BACKED SECURITIES — 1.4%
Aaset Trust, Series 2021-2A, Class A, SEQ, 2.80%, 1/15/47(2)	698,466	588,479
Aligned Data Centers Issuer LLC, Series 2021-1A, Class B, 2.48%, 8/15/46(2)	642,000	550,089
Blackbird Capital Aircraft, Series 2021-1A, Class A, SEQ, 2.44%, 7/15/46(2)	699,287	591,475
Castlelake Aircraft Structured Trust, Series 2017-1R, Class A, SEQ, 2.74%, 8/15/41(2)	350,794	318,734
Clsec Holdings 22t LLC, Series 2021-1, Class B, 3.46%, 5/11/37(2)	1,428,959	1,168,857
DI Issuer LLC, Series 2021-1A, Class A2, SEQ, 3.72%, 9/15/51(2)	1,826,955	1,609,170
Edgeconnex Data Centers Issuer LLC, Series 2022-1, Class A2, SEQ, 4.25%, 3/25/52(2)	930,225	834,674

	Shares/Principal Amount	Value
FirstKey Homes Trust, Series 2021-SFR1, Class D, 2.19%, 8/17/38(2)	$600,000	$520,189
Flexential Issuer, Series 2021-1A, Class A2, SEQ, 3.25%, 11/27/51(2)	1,150,000	997,832
Goodgreen Trust, Series 2018-1A, Class A, VRN, 3.93%, 10/15/53(2)	298,386	271,533
Goodgreen Trust, Series 2020-1A, Class A, SEQ, 2.63%, 4/15/55(2)	559,395	459,716
Goodgreen Trust, Series 2021-1A, Class A, SEQ, 2.66%, 10/15/56(2)	389,297	316,627
J.G. Wentworth XL LLC, Series 2017-3A, Class B, 5.43%, 2/15/69(2)	81,602	68,496
J.G. Wentworth XLII LLC, Series 2018-2A, Class B, 4.70%, 10/15/77(2)	509,320	420,784
J.G. Wentworth XXXIX LLC, Series 2017-2A, Class B, 5.09%, 9/17/74(2)	153,527	126,405
J.G. Wentworth XXXVIII LLC, Series 2017-1A, Class B, 5.43%, 8/15/62(2)	185,953	157,793
MAPS Trust, Series 2021-1A, Class A, SEQ, 2.52%, 6/15/46(2)	931,946	804,959
New Economy Assets Phase 1 Sponsor LLC, Series 2021-1, Class B1, 2.41%, 10/20/61(2)	1,310,000	1,094,490
Sierra Timeshare Receivables Funding LLC, Series 2021-1A, Class C, 1.79%, 11/20/37(2)	152,924	142,350
VSE VOI Mortgage LLC, Series 2018-A, Class B, 3.72%, 2/20/36(2)	133,306	129,255
TOTAL ASSET-BACKED SECURITIES (Cost $13,178,755)		11,171,907
COLLATERALIZED MORTGAGE OBLIGATIONS — 1.1%
Private Sponsor Collateralized Mortgage Obligations — 1.1%
ABN Amro Mortgage Corp., Series 2003-4, Class A4, 5.50%, 3/25/33	3,014	2,631
Bellemeade Re Ltd., Series 2019-3A, Class B1, VRN, 7.94%, (1-month LIBOR plus 2.50%), 7/25/29(2)	400,000	401,777
Bellemeade Re Ltd., Series 2019-3A, Class M1C, VRN, 7.39%, (1-month LIBOR plus 1.95%), 7/25/29(2)	198,300	198,858
CHL Mortgage Pass-Through Trust, Series 2005-17, Class 1A11, 5.50%, 9/25/35	996	897
CHNGE Mortgage Trust, Series 2022-1, Class A1, SEQ, VRN, 3.01%, 1/25/67(2)	614,244	537,909
Credit Suisse Mortgage Trust, Series 2021-NQM2, Class A2, SEQ, VRN, 1.38%, 2/25/66(2)	260,307	213,731
Credit Suisse Mortgage Trust, Series 2021-NQM6, Class A1, SEQ, VRN, 1.17%, 7/25/66(2)	230,775	177,074
Credit Suisse Mortgage Trust, Series 2021-NQM6, Class A3, SEQ, VRN, 1.59%, 7/25/66(2)	618,147	472,292
Credit Suisse Mortgage Trust, Series 2022-NQM4, Class A3, SEQ, 4.82%, 6/25/67(2)	472,045	445,127
Deephaven Residential Mortgage Trust, Series 2020-2, Class M1, VRN, 4.11%, 5/25/65(2)	525,000	484,837
Eagle RE Ltd., Series 2021-1, Class M1C, VRN, 8.02%, (30-day average SOFR plus 2.70%), 10/25/33(2)	343,890	345,479
FS Commercial Mortgage Trust, Series 2023-4SZN, Class A, SEQ, 7.07%, 11/10/27(2)(3)	760,000	764,702
GCAT Trust, Series 2021-CM2, Class A1, SEQ, VRN, 2.35%, 8/25/66(2)	942,134	841,169
GCAT Trust, Series 2021-NQM1, Class A3, SEQ, VRN, 1.15%, 1/25/66(2)	203,078	159,230
GCAT Trust, Series 2023-NQM3, Class A2, VRN, 7.19%, 8/25/68(2)	572,390	571,805

	Shares/Principal Amount	Value
Home RE Ltd., Series 2022-1, Class M1A, VRN, 8.17%, (30-day average SOFR plus 2.85%), 10/25/34(2)	$350,244	$352,850
JP Morgan Mortgage Trust, Series 2017-1, Class A2, VRN, 3.45%, 1/25/47(2)	115,786	97,365
JP Morgan Mortgage Trust, Series 2020-3, Class A15, VRN, 3.50%, 8/25/50(2)	172,134	142,607
MFA Trust, Series 2021-INV2, Class A3, SEQ, VRN, 2.26%, 11/25/56(2)	673,825	549,712
NewRez Warehouse Securitization Trust, Series 2021-1, Class A, VRN, 6.19%, (1-month SOFR plus 0.86%), 5/25/55(2)	650,000	648,745
PRMI Securitization Trust, Series 2021-1, Class A5, VRN, 2.50%, 4/25/51(2)	815,606	584,736
Sofi Mortgage Trust, Series 2016-1A, Class 1A4, SEQ, VRN, 3.00%, 11/25/46(2)	37,424	31,204
Starwood Mortgage Residential Trust, Series 2020-2, Class B1E, VRN, 3.00%, 4/25/60(2)	446,000	402,193
Verus Securitization Trust, Series 2021-6, Class A2, VRN, 1.78%, 10/25/66(2)	181,708	142,997
Verus Securitization Trust, Series 2021-R2, Class A2, VRN, 1.12%, 2/25/64(2)	201,079	171,546
Verus Securitization Trust, Series 2021-R2, Class A3, VRN, 1.23%, 2/25/64(2)	229,941	196,264
		8,937,737
U.S. Government Agency Collateralized Mortgage Obligations†
FHLMC, Series 2023-HQA2, Class M1A, VRN, 7.32%, (30-day average SOFR plus 2.00%), 6/25/43(2)	221,567	222,544
FNMA, Series 2014-C02, Class 2M2, VRN, 8.04%, (30-day average SOFR plus 2.71%), 5/25/24	97,023	97,702
FNMA, Series 2017-C03, Class 1M2C, VRN, 8.44%, (30-day average SOFR plus 3.11%), 10/25/29	110,000	113,326
		433,572
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $10,213,470)		9,371,309
MUNICIPAL SECURITIES — 0.5%
Bay Area Toll Authority Rev., 6.92%, 4/1/40	295,000	316,860
California State University Rev., 2.98%, 11/1/51	500,000	298,711
Foothill-Eastern Transportation Corridor Agency Rev., 4.09%, 1/15/49	275,000	198,156
Golden State Tobacco Securitization Corp. Rev., 2.75%, 6/1/34	660,000	504,286
Houston GO, 3.96%, 3/1/47	120,000	94,373
Michigan Strategic Fund Rev., (Flint Water Advocacy Fund), 3.23%, 9/1/47	570,000	388,261
Missouri Highway & Transportation Commission Rev., 5.45%, 5/1/33	130,000	127,660
New Jersey Turnpike Authority Rev., 7.41%, 1/1/40	200,000	225,279
New Jersey Turnpike Authority Rev., 7.10%, 1/1/41	95,000	104,072
New York City GO, 6.27%, 12/1/37	95,000	97,560
Ohio Turnpike & Infrastructure Commission Rev., 3.22%, 2/15/48	330,000	213,240
Port Authority of New York & New Jersey Rev., 4.93%, 10/1/51	50,000	42,957
Regents of the University of California Medical Center Pooled Rev., 3.26%, 5/15/60	245,000	143,034
Rutgers The State University of New Jersey Rev., 5.67%, 5/1/40	300,000	292,343
Sacramento Municipal Utility District Rev., 6.16%, 5/15/36	210,000	214,493
San Francisco Public Utilities Commission Water Rev., 6.00%, 11/1/40	105,000	104,336

		Shares/Principal Amount	Value
State of California GO, 4.60%, 4/1/38		$180,000	$157,090
State of California GO, 7.55%, 4/1/39		100,000	114,326
State of California GO, 7.30%, 10/1/39		160,000	176,690
State of California GO, 7.60%, 11/1/40		80,000	91,668
Texas Natural Gas Securitization Finance Corp. Rev., 5.17%, 4/1/41		185,000	171,354
University of California Rev., 3.07%, 5/15/51		180,000	107,323
TOTAL MUNICIPAL SECURITIES (Cost $5,183,787)			4,184,072
U.S. GOVERNMENT AGENCY SECURITIES — 0.5%
FHLMC, 6.25%, 7/15/32		700,000	756,011
FNMA, 0.75%, 10/8/27		2,000,000	1,702,675
FNMA, 0.875%, 8/5/30		1,200,000	909,841
FNMA, 6.625%, 11/15/30		400,000	433,994
Tennessee Valley Authority, 1.50%, 9/15/31		300,000	227,082
TOTAL U.S. GOVERNMENT AGENCY SECURITIES (Cost $4,564,146)			4,029,603
SOVEREIGN GOVERNMENTS AND AGENCIES — 0.3%
Germany — 0.2%
Bundesrepublik Deutschland Bundesanleihe, 0.00%, 5/15/35(5)	EUR	1,700,000	1,290,441
Mexico — 0.1%
Mexico Government International Bond, 4.15%, 3/28/27		$600,000	576,266
Peru†
Peruvian Government International Bond, 5.625%, 11/18/50		170,000	150,606
Philippines†
Philippine Government International Bond, 6.375%, 10/23/34		150,000	154,264
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $2,347,172)			2,171,577
COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.2%
BX Commercial Mortgage Trust, Series 2020-VIV2, Class C, VRN, 3.54%, 3/9/44(2)		537,839	425,780
BX Commercial Mortgage Trust, Series 2021-VOLT, Class F, VRN, 7.85%, (1-month SOFR plus 2.51%), 9/15/36(2)		600,000	559,028
BX Trust, Series 2018-GW, Class A, VRN, 6.43%, (1-month SOFR plus 1.10%), 5/15/35(2)		492,000	486,764
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $1,644,283)			1,471,572
EXCHANGE-TRADED FUNDS†
SPDR S&P 500 ETF Trust (Cost $232,107)		549	229,592
SHORT-TERM INVESTMENTS — 2.4%
Money Market Funds — 2.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class		15,698,034	15,698,034
Treasury Bills(6) — 0.4%
U.S. Treasury Bills, 4.21%, 10/3/24		$3,500,000	3,330,447
TOTAL SHORT-TERM INVESTMENTS (Cost $19,029,808)			19,028,481
TOTAL INVESTMENT SECURITIES — 100.4% (Cost $739,423,106)			806,383,280
OTHER ASSETS AND LIABILITIES — (0.4)%			(3,295,233)
TOTAL NET ASSETS — 100.0%			$803,088,047

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	25,048	USD	26,636	Bank of America N.A.	12/15/23	$(81)
EUR	20,315	USD	21,553	Bank of America N.A.	12/15/23	(16)
EUR	21,540	USD	22,812	Bank of America N.A.	12/15/23	23
EUR	27,262	USD	28,823	Bank of America N.A.	12/22/23	90
EUR	958,564	USD	1,014,072	Morgan Stanley	12/22/23	2,566
EUR	36,830	USD	39,103	Morgan Stanley	12/22/23	(41)
USD	1,322,184	EUR	1,225,118	Bank of America N.A.	12/15/23	23,381
USD	30,867	EUR	29,002	JPMorgan Chase Bank N.A.	12/15/23	121
USD	696,254	EUR	655,025	Bank of America N.A.	12/22/23	1,545
USD	31,592	EUR	29,970	Bank of America N.A.	12/22/23	(194)
USD	696,380	EUR	655,025	JPMorgan Chase Bank N.A.	12/22/23	1,671
USD	696,520	EUR	655,025	Morgan Stanley	12/22/23	1,810
USD	28,038	EUR	26,359	Morgan Stanley	12/22/23	82
						$30,957

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
U.S. Treasury 2-Year Notes	266	December 2023	$53,844,219	$(34,086)
U.S. Treasury 5-Year Notes	207	December 2023	21,626,649	(70,004)
U.S. Treasury 10-Year Notes	25	December 2023	2,654,297	4,210
U.S. Treasury 10-Year Ultra Notes	13	December 2023	1,414,766	(6,119)
U.S. Treasury Long Bonds	1	December 2023	109,437	(1,096)
U.S. Treasury Ultra Bonds	42	December 2023	4,727,625	(200,036)
			$84,376,993	$(307,131)
^Amount represents value and unrealized appreciation (depreciation).

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS
Reference Entity	Type‡	Fixed Rate Received (Paid) Quarterly	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value^
Markit CDX North America Investment Grade Index Series 41	Sell	1.00%	12/20/28	$6,400,000	$55,523	$10,747	$66,270
‡The maximum potential amount the fund could be required to deliver as a seller of credit protection if a credit event occurs as defined under the terms of the agreement is the notional amount. The maximum potential amount may be partially offset by any recovery values of the reference entities and upfront payments received upon entering into the agreement.
^The value for credit default swap agreements serves as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity's credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.

NOTES TO SCHEDULE OF INVESTMENTS
CDX	–	Credit Derivatives Indexes
EUR	–	Euro
FHLMC	–	Federal Home Loan Mortgage Corporation
FNMA	–	Federal National Mortgage Association
GNMA	–	Government National Mortgage Association
GO	–	General Obligation
H15T1Y	–	Constant Maturity U.S. Treasury Note Yield Curve Rate Index
LIBOR	–	London Interbank Offered Rate
RFUCC	–	Refinitiv USD IBOR Consumer Cash Fallbacks
SEQ	–	Sequential Payer
SOFR	–	Secured Overnight Financing Rate
TBA	–	To-Be-Announced. Security was purchased on a forward commitment basis with an approximate principal amount and maturity date. Actual principal amount and maturity date will be determined upon settlement.
UMBS	–	Uniform Mortgage-Backed Securities
USD	–	United States Dollar
VRN	–	Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.
†Category is less than 0.05% of total net assets.
(1)Non-income producing.
(2)Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $48,725,548, which represented 6.1% of total net assets.
(3)When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.
(4)Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on forward commitments, forward foreign currency exchange contracts, futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $1,333,996.
(5)Security is a zero-coupon bond. Zero-coupon securities may be issued at a substantial discount from their value at maturity.
(6)The rate indicated is the yield to maturity at purchase for non-interest bearing securities. For interest bearing securities, the stated coupon rate is shown.

See Notes to Financial Statements.

Statement of Assets and Liabilities

OCTOBER 31, 2023
Assets
Investment securities, at value (cost of $739,423,106)	$806,383,280
Cash	62,842
Receivable for investments sold	1,351,561
Receivable for capital shares sold	1,238,400
Receivable for variation margin on swap agreements	4,757
Unrealized appreciation on forward foreign currency exchange contracts	31,289
Interest and dividends receivable	2,739,408
811,811,537

Liabilities
Payable for investments purchased	7,769,072
Payable for capital shares redeemed	301,359
Payable for variation margin on futures contracts	41,703
Unrealized depreciation on forward foreign currency exchange contracts	332
Accrued management fees	611,024
8,723,490

Net Assets	$803,088,047

Net Assets Consist of:
Capital (par value and paid-in surplus)	$816,894,424
Distributable earnings (loss)	(13,806,377)
$803,088,047

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$727,083,397	45,088,934	$16.13
I Class, $0.01 Par Value	$74,455,129	4,612,921	$16.14
R5 Class, $0.01 Par Value	$1,549,521	96,027	$16.14

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED OCTOBER 31, 2023
Investment Income (Loss)
Income:
Interest	$13,963,908
Dividends (net of foreign taxes withheld of $11,758)	8,459,281
22,423,189

Expenses:
Management fees	7,473,825
Directors' fees and expenses	28,558
Other expenses	14,663
7,517,046

Net investment income (loss)	14,906,143

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(29,275,821)
Forward foreign currency exchange contract transactions	(149,157)
Futures contract transactions	(4,138,905)
Swap agreement transactions	(478,922)
Foreign currency translation transactions	(2,580)
(34,045,385)

Change in net unrealized appreciation (depreciation) on:
Investments	63,335,860
Forward foreign currency exchange contracts	50,480
Futures contracts	(155,618)
Swap agreements	97,806
Translation of assets and liabilities in foreign currencies	280
63,328,808

Net realized and unrealized gain (loss)	29,283,423

Net Increase (Decrease) in Net Assets Resulting from Operations	$44,189,566

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2023 AND OCTOBER 31, 2022
Increase (Decrease) in Net Assets	October 31, 2023	October 31, 2022
Operations
Net investment income (loss)	$14,906,143	$9,929,564
Net realized gain (loss)	(34,045,385)	(45,718,048)
Change in net unrealized appreciation (depreciation)	63,328,808	(147,043,622)
Net increase (decrease) in net assets resulting from operations	44,189,566	(182,832,106)

Distributions to Shareholders
From earnings:
Investor Class	(13,812,825)	(182,013,217)
I Class	(1,594,809)	(19,755,430)
R5 Class	(31,717)	(1,288,948)
Decrease in net assets from distributions	(15,439,351)	(203,057,595)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(59,916,954)	102,479,503

Net increase (decrease) in net assets	(31,166,739)	(283,410,198)

Net Assets
Beginning of period	834,254,786	1,117,664,984
End of period	$803,088,047	$834,254,786

See Notes to Financial Statements.

Notes to Financial Statements

OCTOBER 31, 2023

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Balanced Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth and current income by investing approximately 60% of its assets in equity securities and the remainder in bonds and other fixed-income securities. The fund offers the Investor Class, I Class and R5 Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Directors oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, bank loan obligations, municipal securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Collateralized loan obligations are valued based on discounted cash flow models that consider trade and economic data, prepayment assumptions and default projections. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported NAV per share. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause the fund to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The valuation designee also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that it deems appropriate. The valuation designee may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income. Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes.

Forward Commitments — The fund may engage in securities transactions on a forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. The fund may sell a to-be-announced (TBA) security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a TBA security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are known as “TBA roll” transactions and are accounted for as purchases and sales. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Income Tax Status — It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation's investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc., and the corporation's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts), as well as exchange-traded funds managed by the investment advisor, that use very similar investment teams and strategies (strategy assets).

The management fee schedule range and the effective annual management fee for each class for the period ended October 31, 2023 are as follows:

	Management Fee Schedule Range	Effective Annual Management Fee
Investor Class	0.800% to 0.900%	0.90%
I Class	0.600% to 0.700%	0.70%
R5 Class	0.600% to 0.700%	0.70%

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund's officers do not receive compensation from the fund.

Other Expenses — A fund’s other expenses may include interest charges, clearing exchange fees, proxy solicitation expenses, fees associated with the recovery of foreign tax reclaims and other miscellaneous expenses.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the period ended October 31, 2023 totaled $606,925,410, of which $332,891,286 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the period ended October 31, 2023 totaled $686,985,435, of which $313,288,103 represented U.S. Treasury and Government Agency obligations.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2023		Year ended October 31, 2022
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	530,000,000		530,000,000
Sold	2,145,009	$35,573,892	3,005,843	$55,164,090
Issued in reinvestment of distributions	815,337	13,421,174	9,390,770	177,010,306
Redeemed	(6,475,000)	(106,569,604)	(7,454,780)	(129,723,101)
	(3,514,654)	(57,574,538)	4,941,833	102,451,295
I Class/Shares Authorized	100,000,000		50,000,000
Sold	870,449	14,326,672	655,830	11,760,961
Issued in reinvestment of distributions	96,717	1,594,096	1,047,229	19,742,816
Redeemed	(1,105,908)	(18,192,814)	(1,644,932)	(28,254,238)
	(138,742)	(2,272,046)	58,127	3,249,539
R5 Class/Shares Authorized	20,000,000		20,000,000
Sold	8,706	144,578	28,087	525,838
Issued in reinvestment of distributions	1,925	31,717	68,140	1,288,948
Redeemed	(14,966)	(246,665)	(302,630)	(5,036,117)
	(4,335)	(70,370)	(206,403)	(3,221,331)
Net increase (decrease)	(3,657,731)	$(59,916,954)	4,793,557	$102,479,503

6. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund's portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$476,723,735	$4,877,658	—
U.S. Government Agency Mortgage-Backed Securities	—	109,016,412	—
Corporate Bonds	—	77,330,853	—
U.S. Treasury Securities	—	69,678,195	—
Collateralized Loan Obligations	—	17,098,314	—
Asset-Backed Securities	—	11,171,907	—
Collateralized Mortgage Obligations	—	9,371,309	—
Municipal Securities	—	4,184,072	—
U.S. Government Agency Securities	—	4,029,603	—
Sovereign Governments and Agencies	—	2,171,577	—
Commercial Mortgage-Backed Securities	—	1,471,572	—
Exchange-Traded Funds	229,592	—	—
Short-Term Investments	15,698,034	3,330,447	—
	$492,651,361	$313,731,919	—
Other Financial Instruments
Futures Contracts	$4,210	—	—
Swap Agreements	—	$66,270	—
Forward Foreign Currency Exchange Contracts	—	31,289	—
	$4,210	$97,559	—

Liabilities
Other Financial Instruments
Futures Contracts	$311,341	—	—
Forward Foreign Currency Exchange Contracts	—	$332	—
	$311,341	$332	—

7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. A fund may incur charges or earn income on cash deposit balances, which are reflected in interest expenses or interest income, respectively. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $16,060,815.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $4,909,452.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. A fund may incur charges or earn income on cash deposit balances, which are reflected in interest expenses or interest income, respectively. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to interest rate risk derivative instruments held during the period was $57,046,865 futures contracts purchased.

Other Contracts — A fund may enter into total return swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets or gain exposure to certain markets in the most economical way possible. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. A fund may incur charges or earn income on cash deposit balances, which are reflected in interest expenses or interest income, respectively. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments, including inflationary risk. The fund's average notional amount held during the period was $5,750,000.

Value of Derivative Instruments as of October 31, 2023

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Receivable for variation margin on swap agreements*	$4,757	Payable for variation margin on swap agreements*	—
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	31,289	Unrealized depreciation on forward foreign currency exchange contracts	$332
Interest Rate Risk	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	41,703
		$36,046		$42,035
*Included in the unrealized appreciation (depreciation) on futures contracts or centrally cleared swap agreements, as applicable, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2023

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$(501,519)	Change in net unrealized appreciation (depreciation) on swap agreements	$108,332
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	(149,157)	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	50,480
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(4,138,905)	Change in net unrealized appreciation (depreciation) on futures contracts	(155,618)
Other Contracts	Net realized gain (loss) on swap agreement transactions	22,597	Change in net unrealized appreciation (depreciation) on swap agreements	(10,526)
		$(4,766,984)		$(7,332)

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

The fund may invest in instruments that have variable or floating coupon rates based on the London Interbank Offered Rate (LIBOR). LIBOR is a benchmark interest rate intended to be representative of the rate at which certain major international banks lend to one another over short-terms. Financial institutions have started the process of phasing out LIBOR and the transition process to a replacement rate may lead to increased volatility or illiquidity in markets for instruments that rely on LIBOR. This could result in a change to the value of such instruments or a change in the cost of temporary borrowing for the fund.

9. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2023 and October 31, 2022 were as follows:

	2023	2022
Distributions Paid From
Ordinary income	$15,439,351	$96,155,315
Long-term capital gains	—	$106,902,280

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$742,234,192
Gross tax appreciation of investments	$136,054,239
Gross tax depreciation of investments	(71,905,151)
Net tax appreciation (depreciation) of investments	64,149,088
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	3,062
Net tax appreciation (depreciation)	$64,152,150
Undistributed ordinary income	$1,860,231
Accumulated short-term capital losses	$(50,797,465)
Accumulated long-term capital losses	$(29,021,293)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations*:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2023	$15.61	0.29	0.53	0.82	(0.30)	—	(0.30)	$16.13	5.20%	0.91%	1.72%	72%	$727,083
2022	$22.97	0.18	(3.38)	(3.20)	(0.15)	(4.01)	(4.16)	$15.61	(16.94)%	0.91%	1.00%	94%	$758,468
2021	$19.73	0.14	4.30	4.44	(0.17)	(1.03)	(1.20)	$22.97	23.34%	0.90%	0.67%	225%	$1,002,740
2020	$19.25	0.20	1.22	1.42	(0.25)	(0.69)	(0.94)	$19.73	7.54%	0.90%	1.03%	165%	$841,328
2019	$18.55	0.29	1.73	2.02	(0.29)	(1.03)	(1.32)	$19.25	11.82%	0.90%	1.58%	101%	$838,309
I Class
2023	$15.62	0.32	0.53	0.85	(0.33)	—	(0.33)	$16.14	5.41%	0.71%	1.92%	72%	$74,455
2022	$22.98	0.21	(3.37)	(3.16)	(0.19)	(4.01)	(4.20)	$15.62	(16.76)%	0.71%	1.20%	94%	$74,220
2021	$19.74	0.19	4.29	4.48	(0.21)	(1.03)	(1.24)	$22.98	23.58%	0.70%	0.87%	225%	$107,875
2020	$19.26	0.23	1.23	1.46	(0.29)	(0.69)	(0.98)	$19.74	7.75%	0.70%	1.23%	165%	$99,524
2019	$18.56	0.33	1.72	2.05	(0.32)	(1.03)	(1.35)	$19.26	12.04%	0.70%	1.78%	101%	$68,889
R5 Class
2023	$15.62	0.32	0.53	0.85	(0.33)	—	(0.33)	$16.14	5.41%	0.71%	1.92%	72%	$1,550
2022	$22.98	0.19	(3.35)	(3.16)	(0.19)	(4.01)	(4.20)	$15.62	(16.76)%	0.71%	1.20%	94%	$1,567
2021	$19.74	0.18	4.30	4.48	(0.21)	(1.03)	(1.24)	$22.98	23.58%	0.70%	0.87%	225%	$7,050
2020	$19.26	0.24	1.22	1.46	(0.29)	(0.69)	(0.98)	$19.74	7.75%	0.70%	1.23%	165%	$3,545
2019	$18.56	0.33	1.72	2.05	(0.32)	(1.03)	(1.35)	$19.26	12.04%	0.70%	1.78%	101%	$3,053

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
*The amount shown for a share outstanding throughout the period may not correlate with the Statement(s) of Operations or precisely reflect the class expense differentials due to the timing of transactions in shares of a fund in relation to income earned and/or fluctuations in the fair value of a fund's investments.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders of the Balanced Fund and the Board of Directors of American Century Mutual Funds, Inc.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Balanced Fund (the “Fund”), one of the funds constituting the American Century Mutual Funds, Inc., as of October 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
December 18, 2023

We have served as the auditor of one or more American Century investment companies since 1997.

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday.
Jonathan S.Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Brian Bulatao (1964)	Director	Since 2022	Chief Administrative Officer, Activision Blizzard, Inc. (2021 to present); Under Secretary of State for Management, U.S. Department of State (2018 to 2021); Chief Operating Officer, Central Intelligence Agency (2017 to 2018)	65	None
Thomas W. Bunn (1953)	Director	Since 2017	Retired	65	None
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	65	Alleghany Corporation (2021 to 2022)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	65	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	65	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	65	MGP Ingredients, Inc. (2019 to 2021)
Jan M. Lewis (1957)	Director and Board Chair	Since 2011 (Board Chair since 2022)	Retired	65	None
Gary C. Meltzer (1963)	Director	Since 2022	Advisor, Pontoro (2021 to present); Executive Advisor, Consultant and Investor, Harris Ariel Advisory LLC (2020 to present); Managing Partner, PricewaterhouseCoopers LLP (1985 to 2020)	65	ExcelFin Acquisition Corp., Apollo Realty Income Solutions, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired	115	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	147	None
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018; Vice President since 2023	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present). Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
Cihan Kasikara (1974)	Vice President since 2023	Senior Vice President, ACS (2022 to present); Treasurer, ACS (2023 to present); Vice President, ACS (2020 to 2022); Vice President, Franklin Templeton (2015 to 2020)
Kathleen Gunja Nelson (1976)	Vice President since 2023	Vice President, ACS (2017 to present)
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

Approval of Management Agreement

At a meeting held on June 28, 2023, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under the Investment Company Act of 1940 (the “Investment Company Act”), contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s Directors, including a majority of the independent Directors.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed data and information compiled by the Advisor and certain independent data providers concerning the Fund. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the information that the Board and its committees receive and consider over time.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor and its affiliates included, but was not limited to

•the nature, extent, and quality of investment management, shareholder services, distribution services, and other services provided to the Fund;
•the wide range of programs and services the Advisor and other service providers provide to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance compared to appropriate benchmarks and/or peer groups of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similarly-managed funds;
•the Advisor’s compliance policies, procedures, and regulatory experience and those of certain other service providers;
•the Advisor’s strategic plans, generally, and with respect to areas of heightened regulatory interest in the mutual fund industry and certain recent geopolitical and other issues;
•the Advisor’s business continuity plans, vendor management practices, and information security practices;
•the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the Advisor’s financial results of operation;
•possible economies of scale associated with the Advisor’s management of the Fund;
•any collateral benefits derived by the Advisor from the management of the Fund;
•fees and expenses associated with any investment by the Fund in other funds;
•payments to intermediaries by the Fund and the Advisor and services provided by intermediaries in connection therewith; and
•services provided and charges to the Advisor's other investment management clients.

The Board held two meetings to consider the renewal. The independent Directors also met in private session multiple times to review and discuss the information provided in response to their request. The independent Directors held active discussions with the Advisor regarding the renewal of the management agreement, requesting supplemental information, and reviewing information provided by the Advisor in response thereto. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors.

In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services which include, without limitation, the following:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•liquidity monitoring and management
•risk management, including information security
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Directors’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and principal investment strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Board discusses with the Advisor the reasons for such results and any actions being taken to improve performance and may conduct special reviews until performance improves. The Fund’s performance was slightly below its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. In relation to industry peers, the Fund was above the median of its peer performance universe as identified by a third-party service provider for the five- and ten-year periods and below the median for the one- and three-year periods. The Board discussed the Fund's performance with the Advisor, including steps being taken to address underperformance, and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including information security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), and its financial results of operation. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the terms of the current management agreement. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is sharing economies of scale, to the extent they exist, through its fee structure, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders enhanced and expanded content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage and other transaction fees and expenses relating to acquisition and disposition of portfolio securities, acquired fund fees and expenses, taxes, interest, extraordinary expenses, fund litigation expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Investment Company Act Rule 12b-1. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe. In addition, the Board reviewed the Fund’s position relative to the narrower set of its expense group peers. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. To the extent there are potential collateral benefits, the Board has been advised and has taken this into consideration in its review of the management contract with the Fund. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with prospective clients, service providers, and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and received over time, determined that the terms of the management agreement are fair and reasonable and that the management fee charged to the Fund is reasonable in light of the services provided and that the management agreement between the Fund and the Advisor should be renewed for an additional one-year period.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding at the IRS default rate of 10%.* Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
You may elect a different withholding rate, or request zero withholding, by submitting an acceptable IRS Form W-4R election with your distribution request. You may notify us of your W-4R election by telephone, on our distribution forms, on IRS Form W-4R, or through other acceptable electronic means. If your withholding election is for an automatic withdrawal plan, you have the right to revoke your election at any time and any election you make will remain in effect until revoked by filing a new election.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld according to state regulations if, at the time of your distribution, your tax residency is within one of the mandatory withholding states.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2023.

For corporate taxpayers, the fund hereby designates $7,407,708 or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2023 as qualified for the corporate dividends received deduction.

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2023 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90968 2312

Annual Report

October 31, 2023

Growth Fund
Investor Class (TWCGX)
I Class (TWGIX)
Y Class (AGYWX)
A Class (TCRAX)
C Class (TWRCX)
R Class (AGWRX)
R5 Class (AGWUX)
R6 Class (AGRDX)
G Class (ACIHX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ending October 31, 2023. Annual reports help convey important information about fund returns, including market factors that affect performance. For additional investment insights, please visit americancentury.com.

Asset Class Performance Was Mixed as Volatility Reigned

While most asset class returns improved versus the previous fiscal year, investors faced ongoing challenges from a variety of sources. The Federal Reserve (Fed) and other central banks continued to aggressively raise interest rates, and inflation persisted. Additionally, banking industry turmoil, economic uncertainty and geopolitical unrest added to the volatile backdrop.

Overall, investor expectations for the Fed to conclude its rate-hike campaign fueled optimism. Early on, inflation’s steady slowdown, a series of bank failures and mounting recession worries prompted investors to regularly recalibrate their monetary policy outlooks. However, with inflation still higher than central bank targets, the Fed and its developed markets peers continued to raise rates.

By period-end, most central banks had paused their tightening campaigns, leaving government bond yields and interest rates at multiyear highs. While many observers believed the pauses indicated tightening had ended, still-high inflation prompted policymakers to leave their options open. Economic growth remained stronger than expected in the U.S., muddying the Fed’s monetary policy strategy, but it cooled notably in Europe and the U.K.

Despite this volatile backdrop, corporate earnings generally remained better than expected. The broad S&P 500 Index gained 10.14% for the 12-month period. However, returns for size and style indices varied widely. Bond returns in developed markets were modest. Conversely, emerging markets bonds rallied as inflation eased and most central banks ended their tightening campaigns.

Remaining Diligent in Uncertain Times

We expect market volatility to linger as investors navigate a complex environment of persistent inflation, tighter financial conditions and recession risk. In addition, the Israel-Hamas war further complicates the global backdrop and represents another key geopolitical consideration for our investment teams.

Our firm has a long history of helping clients weather unpredictable and volatile markets, and we’re determined to meet today’s challenges. Thank you for your trust and confidence in American Century Investments.

With appreciation and respect,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of October 31, 2023
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWCGX	20.47%	12.85%	12.43%	—	6/30/71
Russell 1000 Growth Index	—	18.95%	14.22%	13.82%	—	—
I Class	TWGIX	20.72%	13.08%	12.65%	—	6/16/97
Y Class	AGYWX	20.91%	13.25%	—	14.03%	4/10/17
A Class	TCRAX					6/4/97
No sales charge		20.18%	12.57%	12.14%	—
With sales charge		13.27%	11.24%	11.48%	—
C Class	TWRCX	19.27%	11.73%	11.31%	—	3/1/10
R Class	AGWRX	19.84%	12.29%	11.86%	—	8/29/03
R5 Class	AGWUX	20.70%	13.07%	—	13.86%	4/10/17
R6 Class	AGRDX	20.89%	13.25%	12.82%	—	7/26/13
G Class	ACIHX	21.60%	—	—	0.25%	3/1/22
Average annual returns since inception are presented when ten years of performance history is not available. Fund returns would have been lower if a portion of the fees had not been waived.

C Class shares will automatically convert to A Class shares after being held for approximately eight years. C Class average annual returns do not reflect this conversion.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2013
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2023
Investor Class — $32,258

Russell 1000 Growth Index — $36,502

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class	G Class
0.97%	0.77%	0.62%	1.22%	1.97%	1.47%	0.77%	0.62%	0.62%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
4

Portfolio Commentary

Portfolio Managers: Joe Reiland, Justin Brown and Scott Marolf

Performance Summary

Growth returned 20.47%* for the 12 months ended October 31, 2023, versus the 18.95% return of the fund’s benchmark, the Russell 1000 Growth Index. The fund’s return reflects operating expenses, while the index return does not.

Stock selection in the information technology and health care sectors helped drive outperformance relative to the benchmark. Stock decisions in the real estate sector detracted.

Information Technology Benefited Performance

Semiconductors and semiconductor equipment stocks were top contributors in information technology. NVIDIA beat revenue and earnings expectations and raised guidance due to demand for its graphics processing units for generative artificial intelligence (AI), which relies on NVIDIA for training models and inference (utilizing the model to perform a function). Advanced Micro Devices continued to gain share in data and also received a boost from improving sentiment toward AI. Strong performance of its business segment and better expense management drove solid earnings for software company Microsoft, which is also well positioned in AI, having taken an ownership stake in OpenAI (ChatGPT’s parent). Cybersecurity company Splunk’s stock jumped on news that it would be acquired by Cisco Systems.

Elsewhere, Novo Nordisk, a Denmark-based pharmaceutical company, surged on its weight-loss drug Wegovy, and late-stage trial results also showed that Wegovy was beneficial for treating Type 2 diabetes and chronic kidney disease.

Real Estate Stocks Weighed on Performance

SBA Communications was a significant detractor in the real estate sector. Tower real estate investment trusts such as SBA are experiencing depressed growth following initial investments in 5G. We eliminated our position.

Other detractors included lack of exposure to benchmark component Broadcom. The semiconductor company delivered solid results and has strong exposure to artificial intelligence. Keysight Technologies, a manufacturer of test and measurement instruments, posted mixed results with revenues and earnings that beat expectations but new orders that lagged. The company also issued disappointing guidance. Headwinds in the managed care industry weighed on Cigna Group. In addition, there is increased congressional scrutiny of pharmacy benefit managers (PBM), and Cigna has the highest mix of PBM earnings within the group of publicly traded managed care companies. The stock of UnitedHealth Group, the world’s largest private health insurer, fell after a company executive said health care costs were likely to soar as people resume elective procedures.

*All fund returns referenced in this commentary are for Investor Class shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.
5

Fund Characteristics

OCTOBER 31, 2023
Types of Investments in Portfolio	% of net assets
Common Stocks	99.5%
Short-Term Investments	0.5%
Other Assets and Liabilities	—*
*Category is less than 0.05% of total net assets.

Top Five Industries	% of net assets
Software	19.4%
Interactive Media and Services	11.0%
Technology Hardware, Storage and Peripherals	10.3%
Semiconductors and Semiconductor Equipment	8.5%
Broadline Retail	5.4%

6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2023 to October 31, 2023.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments mutual fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
7

	Beginning Account Value 5/1/23	Ending Account Value 10/31/23	Expenses Paid During Period(1) 5/1/23 - 10/31/23	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,064.90	$4.84	0.93%
I Class	$1,000	$1,065.80	$3.80	0.73%
Y Class	$1,000	$1,066.70	$3.02	0.58%
A Class	$1,000	$1,063.30	$6.14	1.18%
C Class	$1,000	$1,059.40	$10.02	1.93%
R Class	$1,000	$1,062.20	$7.43	1.43%
R5 Class	$1,000	$1,065.70	$3.80	0.73%
R6 Class	$1,000	$1,066.80	$3.02	0.58%
G Class	$1,000	$1,069.80	$0.00	0.00%(2)
Hypothetical
Investor Class	$1,000	$1,020.52	$4.74	0.93%
I Class	$1,000	$1,021.53	$3.72	0.73%
Y Class	$1,000	$1,022.28	$2.96	0.58%
A Class	$1,000	$1,019.26	$6.01	1.18%
C Class	$1,000	$1,015.48	$9.80	1.93%
R Class	$1,000	$1,018.00	$7.27	1.43%
R5 Class	$1,000	$1,021.53	$3.72	0.73%
R6 Class	$1,000	$1,022.28	$2.96	0.58%
G Class	$1,000	$1,025.21	$0.00	0.00%(2)
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
(2)Other expenses, which include directors' fees and expenses, did not exceed 0.005%.
8

Schedule of Investments

OCTOBER 31, 2023

	Shares	Value
COMMON STOCKS — 99.5%
Aerospace and Defense — 0.8%
Lockheed Martin Corp.	201,898	$91,790,907
Air Freight and Logistics — 0.5%
United Parcel Service, Inc., Class B	402,657	56,875,301
Automobile Components — 0.5%
Aptiv PLC(1)	708,459	61,777,625
Automobiles — 2.2%
Tesla, Inc.(1)	1,292,220	259,529,465
Beverages — 1.1%
PepsiCo, Inc.	816,552	133,326,610
Biotechnology — 3.1%
AbbVie, Inc.	1,825,097	257,667,195
Vertex Pharmaceuticals, Inc.(1)	315,831	114,365,563
		372,032,758
Broadline Retail — 5.4%
Amazon.com, Inc.(1)	4,891,384	650,994,296
Building Products — 0.4%
Trex Co., Inc.(1)	923,357	51,901,897
Capital Markets — 0.7%
S&P Global, Inc.	249,978	87,319,815
Chemicals — 0.5%
Air Products & Chemicals, Inc.	220,429	62,257,967
Consumer Staples Distribution & Retail — 1.7%
Costco Wholesale Corp.	126,977	70,147,174
Sysco Corp.	719,580	47,844,874
Target Corp.	724,369	80,252,842
		198,244,890
Electrical Equipment — 0.7%
Eaton Corp. PLC	327,298	68,048,527
Generac Holdings, Inc.(1)	225,953	18,995,869
		87,044,396
Electronic Equipment, Instruments and Components — 1.6%
CDW Corp.	537,939	107,802,975
Keysight Technologies, Inc.(1)	688,453	84,025,689
		191,828,664
Energy Equipment and Services — 0.5%
Schlumberger NV	955,811	53,200,440
Entertainment — 0.8%
Liberty Media Corp.-Liberty Formula One, Class C(1)	907,269	58,691,232
Take-Two Interactive Software, Inc.(1)	226,518	30,296,782
		88,988,014
Financial Services — 4.9%
Adyen NV(1)	29,978	20,219,737
Block, Inc.(1)	744,884	29,981,581
Visa, Inc., Class A	2,290,900	538,590,590
		588,791,908
Food Products — 0.5%
Mondelez International, Inc., Class A	784,115	51,916,254
9

	Shares	Value
Vital Farms, Inc.(1)	975,643	$10,790,612
		62,706,866
Ground Transportation — 1.7%
Uber Technologies, Inc.(1)	2,520,397	109,082,782
Union Pacific Corp.	458,695	95,229,669
		204,312,451
Health Care Equipment and Supplies — 2.0%
Dexcom, Inc.(1)	818,690	72,724,233
IDEXX Laboratories, Inc.(1)	126,089	50,368,773
Intuitive Surgical, Inc.(1)	317,004	83,124,789
Shockwave Medical, Inc.(1)	156,243	32,226,681
		238,444,476
Health Care Providers and Services — 2.9%
Cigna Group	249,643	77,189,616
UnitedHealth Group, Inc.	510,706	273,513,705
		350,703,321
Hotels, Restaurants and Leisure — 3.0%
Airbnb, Inc., Class A(1)	463,217	54,793,939
Chipotle Mexican Grill, Inc.(1)	67,227	130,568,280
Dutch Bros, Inc., Class A(1)	1,120,539	27,273,919
Expedia Group, Inc.(1)	283,939	27,056,547
Starbucks Corp.	1,320,557	121,808,178
		361,500,863
Household Products — 0.6%
Procter & Gamble Co.	502,611	75,406,728
Insurance — 0.9%
Progressive Corp.	703,396	111,199,874
Interactive Media and Services — 11.0%
Alphabet, Inc., Class A(1)	7,264,223	901,344,790
Meta Platforms, Inc., Class A(1)	1,383,607	416,839,281
		1,318,184,071
IT Services — 3.0%
Accenture PLC, Class A	682,622	202,800,170
Okta, Inc.(1)	776,089	52,316,159
Snowflake, Inc., Class A(1)	499,069	72,429,884
Twilio, Inc., Class A(1)	504,841	25,878,150
		353,424,363
Life Sciences Tools and Services — 0.5%
Agilent Technologies, Inc.	578,227	59,771,325
Machinery — 1.0%
Parker-Hannifin Corp.	161,188	59,463,865
Xylem, Inc.	677,101	63,336,028
		122,799,893
Personal Care Products — 0.2%
Estee Lauder Cos., Inc., Class A	198,253	25,548,864
Pharmaceuticals — 4.0%
Eli Lilly & Co.	529,711	293,422,814
Novo Nordisk AS, Class B	1,168,723	112,753,962
Zoetis, Inc.	470,031	73,794,867
		479,971,643
Professional Services — 0.1%
Paycor HCM, Inc.(1)(2)	486,219	10,492,606
10

	Shares	Value
Semiconductors and Semiconductor Equipment — 8.5%
Advanced Micro Devices, Inc.(1)	1,410,349	$138,919,377
Analog Devices, Inc.	563,708	88,688,180
Applied Materials, Inc.	797,909	105,603,256
ASML Holding NV	119,251	71,684,216
GLOBALFOUNDRIES, Inc.(1)(2)	415,670	20,625,545
NVIDIA Corp.	1,439,993	587,229,145
		1,012,749,719
Software — 19.4%
Cadence Design Systems, Inc.(1)	492,534	118,134,280
Crowdstrike Holdings, Inc., Class A(1)	570,434	100,835,618
Datadog, Inc., Class A(1)	871,575	71,007,215
Microsoft Corp.	5,029,866	1,700,647,993
PagerDuty, Inc.(1)	1,292,548	26,070,693
Salesforce, Inc.(1)	565,125	113,494,054
Splunk, Inc.(1)	553,022	81,382,718
Workday, Inc., Class A(1)	513,792	108,774,904
		2,320,347,475
Specialized REITs — 0.6%
Equinix, Inc.	103,481	75,503,877
Specialty Retail — 2.7%
CarMax, Inc.(1)	453,720	27,717,755
Home Depot, Inc.	379,841	108,136,934
Ross Stores, Inc.	583,689	67,690,413
TJX Cos., Inc.	1,398,951	123,205,615
		326,750,717
Technology Hardware, Storage and Peripherals — 10.3%
Apple, Inc.	7,237,630	1,235,970,075
Textiles, Apparel and Luxury Goods — 1.2%
Deckers Outdoor Corp.(1)	94,154	56,215,587
NIKE, Inc., Class B	777,803	79,934,814
		136,150,401
TOTAL COMMON STOCKS (Cost $6,044,031,143)		11,917,844,561
SHORT-TERM INVESTMENTS — 0.5%
Money Market Funds†
State Street Institutional U.S. Government Money Market Fund, Premier Class	235,314	235,314
State Street Navigator Securities Lending Government Money Market Portfolio(3)	1,089,903	1,089,903
		1,325,217
Repurchase Agreements — 0.5%
BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.50% - 4.00%, 11/30/28 - 11/15/52, valued at $4,556,819), in a joint trading account at 5.26%, dated 10/31/23, due 11/1/23 (Delivery value $4,449,551)		4,448,901
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.375%, 10/15/28, valued at $57,184,330), at 5.28%, dated 10/31/23, due 11/1/23 (Delivery value $56,071,223)		56,063,000
		60,511,901
TOTAL SHORT-TERM INVESTMENTS (Cost $61,837,118)		61,837,118
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $6,105,868,261)		11,979,681,679
OTHER ASSETS AND LIABILITIES†		(3,943,786)
TOTAL NET ASSETS — 100.0%		$11,975,737,893

11

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	2,238,967	USD	2,367,215	Bank of America N.A.	12/22/23	$7,398
EUR	5,510,187	USD	5,863,114	JPMorgan Chase Bank N.A.	12/22/23	(19,097)
EUR	1,798,305	USD	1,906,281	JPMorgan Chase Bank N.A.	12/22/23	974
EUR	2,656,430	USD	2,820,351	Morgan Stanley	12/22/23	(2,983)
USD	25,928,644	EUR	24,393,259	Bank of America N.A.	12/22/23	57,539
USD	3,427,585	EUR	3,255,561	Bank of America N.A.	12/22/23	(25,212)
USD	2,246,436	EUR	2,131,102	Bank of America N.A.	12/22/23	(13,778)
USD	25,933,328	EUR	24,393,260	JPMorgan Chase Bank N.A.	12/22/23	62,222
USD	25,938,524	EUR	24,393,260	Morgan Stanley	12/22/23	67,418
USD	3,424,300	EUR	3,249,900	Morgan Stanley	12/22/23	(22,493)
USD	2,627,121	EUR	2,469,779	Morgan Stanley	12/22/23	7,712
						$119,700

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
Nasdaq 100 E-Mini	114	December 2023	$33,037,770	$(1,905,055)
^Amount represents value and unrealized appreciation (depreciation).

NOTES TO SCHEDULE OF INVESTMENTS
EUR	–	Euro
USD	–	United States Dollar
†Category is less than 0.05% of total net assets.
(1)Non-income producing.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $1,063,523. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $1,089,903.

See Notes to Financial Statements.
12

Statement of Assets and Liabilities

OCTOBER 31, 2023
Assets
Investment securities, at value (cost of $6,104,778,358) — including $1,063,523 of securities on loan	$11,978,591,776
Investment made with cash collateral received for securities on loan, at value (cost of $1,089,903)	1,089,903
Total investment securities, at value (cost of $6,105,868,261)	11,979,681,679
Deposits with broker for futures contracts	1,915,200
Receivable for investments sold	17,939,753
Receivable for capital shares sold	2,077,083
Receivable for variation margin on futures contracts	546,347
Unrealized appreciation on forward foreign currency exchange contracts	203,263
Dividends and interest receivable	5,167,524
Securities lending receivable	36,190
12,007,567,039

Liabilities
Payable for collateral received for securities on loan	1,089,903
Payable for investments purchased	17,951,066
Payable for capital shares redeemed	4,787,150
Unrealized depreciation on forward foreign currency exchange contracts	83,563
Accrued management fees	7,849,755
Distribution and service fees payable	67,709
31,829,146

Net Assets	$11,975,737,893

Net Assets Consist of:
Capital (par value and paid-in surplus)	$5,473,954,361
Distributable earnings (loss)	6,501,783,532
$11,975,737,893

	Net Assets	Shares Outstanding	Net Asset Value Per Share*
Investor Class, $0.01 Par Value	$7,846,335,436	178,429,099	$43.97
I Class, $0.01 Par Value	$1,503,056,335	33,136,394	$45.36
Y Class, $0.01 Par Value	$10,658,394	233,847	$45.58
A Class, $0.01 Par Value	$122,252,560	2,935,952	$41.64
C Class, $0.01 Par Value	$9,153,350	246,731	$37.10
R Class, $0.01 Par Value	$74,850,870	1,888,146	$39.64
R5 Class, $0.01 Par Value	$2,489,859	54,829	$45.41
R6 Class, $0.01 Par Value	$1,098,477,463	24,144,005	$45.50
G Class, $0.01 Par Value	$1,308,463,626	28,646,138	$45.68
*Maximum offering price per share was equal to the net asset value per share for all share classes, except A Class, for which the maximum offering price per share was $44.18 (net asset value divided by 0.9425). A contingent deferred sales charge may be imposed on redemptions of A Class and C Class.

See Notes to Financial Statements.
13

Statement of Operations

YEAR ENDED OCTOBER 31, 2023
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $426,785)	$100,145,095
Interest	3,238,000
Securities lending, net	1,262,712
104,645,807

Expenses:
Management fees	101,338,507
Distribution and service fees:
A Class	278,893
C Class	95,367
R Class	387,846
Directors' fees and expenses	391,146
Other expenses	5,536
102,497,295
Fees waived(1)	(12,226,058)
90,271,237

Net investment income (loss)	14,374,570

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	661,595,344
Forward foreign currency exchange contract transactions	(5,737,006)
Futures contract transactions	1,459,265
Foreign currency translation transactions	8,678
657,326,281

Change in net unrealized appreciation (depreciation) on:
Investments	1,479,328,462
Forward foreign currency exchange contracts	834,337
Futures contracts	(584,661)
Translation of assets and liabilities in foreign currencies	27,230
1,479,605,368

Net realized and unrealized gain (loss)	2,136,931,649

Net Increase (Decrease) in Net Assets Resulting from Operations	$2,151,306,219
(1)Amount consists of $2,887,826, $581,299, $3,052, $42,610, $3,631, $29,562, $907, $391,248 and $8,285,923 for Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class, R6 Class and G Class, respectively.

See Notes to Financial Statements.
14

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2023 AND OCTOBER 31, 2022
Increase (Decrease) in Net Assets	October 31, 2023	October 31, 2022
Operations
Net investment income (loss)	$14,374,570	$(9,631,518)
Net realized gain (loss)	657,326,281	485,747,879
Change in net unrealized appreciation (depreciation)	1,479,605,368	(4,518,219,436)
Net increase (decrease) in net assets resulting from operations	2,151,306,219	(4,042,103,075)

Distributions to Shareholders
From earnings:
Investor Class	(130,923,030)	(1,115,919,430)
I Class	(28,431,909)	(218,489,765)
Y Class	(77,719)	(6,859,773)
A Class	(2,025,018)	(16,507,216)
C Class	(200,352)	(1,609,267)
R Class	(1,501,407)	(13,326,719)
R5 Class	(39,996)	(495,405)
R6 Class	(19,062,256)	(94,719,581)
G Class	(34,721,085)	(53)
Decrease in net assets from distributions	(216,982,772)	(1,467,927,209)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(598,653,692)	2,682,027,313

Net increase (decrease) in net assets	1,335,669,755	(2,828,002,971)

Net Assets
Beginning of period	10,640,068,138	13,468,071,109
End of period	$11,975,737,893	$10,640,068,138

See Notes to Financial Statements.
15

Notes to Financial Statements

OCTOBER 31, 2023

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Growth Fund (the fund) is one fund in a series issued by the corporation. The fund's investment objective is to seek long-term capital growth.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class, R6 Class and G Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.  Sale of the G Class commenced on March 1, 2022.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Directors oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause the fund to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

16

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The valuation designee also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that it deems appropriate. The valuation designee may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).
17

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2023.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Common Stocks	$1,089,903	—	—	—	$1,089,903
Gross amount of recognized liabilities for securities lending transactions					$1,089,903
(1)Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation's investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 7% of the shares of the fund.

18

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund's assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts), as well as exchange-traded funds managed by the investment advisor, that use very similar investment teams and strategies (strategy assets). From November 1, 2022 through July 31, 2023, the investment advisor agreed to waive a portion of the fund’s management fee such that the management fee does not exceed 0.936% for Investor Class, A Class, C Class and R Class, 0.736% for I Class and R5 Class, and 0.586% for Y Class and R6 Class. Effective August 1, 2023, the investment advisor agreed to waive a portion of the fund’s management fee such that the management fee does not exceed 0.915% for Investor Class, A Class, C Class and R Class, 0.715% for I Class and R5 Class, and 0.565% for Y Class and R6 Class. The investment advisor expects this waiver arrangement to continue until July 31, 2024 and cannot terminate it prior to such date without the approval of the Board of Directors. The investment advisor agreed to waive the G Class's management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Directors.

The management fee schedule range and the effective annual management fee before and after waiver for each class for the period ended October 31, 2023 are as follows:

	Management Fee Schedule Range	Effective Annual Management Fee
		Before Waiver	After Waiver
Investor Class	0.800% to 0.990%	0.97%	0.93%
I Class	0.600% to 0.790%	0.77%	0.73%
Y Class	0.450% to 0.640%	0.62%	0.58%
A Class	0.800% to 0.990%	0.97%	0.93%
C Class	0.800% to 0.990%	0.97%	0.93%
R Class	0.800% to 0.990%	0.97%	0.93%
R5 Class	0.600% to 0.790%	0.77%	0.73%
R6 Class	0.450% to 0.640%	0.62%	0.58%
G Class	0.450% to 0.640%	0.62%	0.00%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended October 31, 2023 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund's officers do not receive compensation from the fund.

Other Expenses — A fund’s other expenses may include interest charges, clearing exchange fees, proxy solicitation expenses, fees associated with the recovery of foreign tax reclaims and other miscellaneous expenses.

19

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended October 31, 2023 were $2,374,548,673 and $3,159,137,536, respectively.

20

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2023		Year ended October 31, 2022(1)
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	2,100,000,000		2,100,000,000
Sold	5,003,563	$209,159,760	6,391,740	$297,390,697
Issued in reinvestment of distributions	3,478,510	125,885,867	20,434,759	1,074,423,880
Redeemed	(14,333,740)	(589,337,794)	(17,480,300)	(782,195,190)
	(5,851,667)	(254,292,167)	9,346,199	589,619,387
I Class/Shares Authorized	460,000,000		460,000,000
Sold	3,889,383	159,997,823	5,934,225	266,630,922
Issued in reinvestment of distributions	755,840	28,162,602	4,000,612	216,189,001
Redeemed	(8,490,684)	(367,145,727)	(7,491,997)	(347,687,734)
	(3,845,461)	(178,985,302)	2,442,840	135,132,189
Y Class/Shares Authorized	30,000,000		40,000,000
Sold	176,638	8,054,735	225,208	10,058,408
Issued in reinvestment of distributions	1,679	62,797	124,070	6,727,246
Redeemed	(1,123,917)	(44,653,042)	(287,650)	(13,390,946)
	(945,600)	(36,535,510)	61,628	3,394,708
A Class/Shares Authorized	40,000,000		40,000,000
Sold	733,176	29,013,946	631,470	26,719,672
Issued in reinvestment of distributions	54,233	1,862,349	302,755	15,172,225
Redeemed	(687,738)	(26,909,622)	(693,020)	(29,569,792)
	99,671	3,966,673	241,205	12,322,105
C Class/Shares Authorized	20,000,000		20,000,000
Sold	52,077	1,837,383	116,881	4,505,694
Issued in reinvestment of distributions	6,237	192,040	33,783	1,532,167
Redeemed	(97,406)	(3,410,654)	(112,566)	(4,159,173)
	(39,092)	(1,381,231)	38,098	1,878,688
R Class/Shares Authorized	40,000,000		40,000,000
Sold	394,197	15,015,805	319,143	12,981,909
Issued in reinvestment of distributions	45,822	1,501,361	277,158	13,325,583
Redeemed	(695,231)	(26,332,522)	(576,540)	(24,349,882)
	(255,212)	(9,815,356)	19,761	1,957,610
R5 Class/Shares Authorized	20,000,000		20,000,000
Sold	9,502	443,429	3,880	180,466
Issued in reinvestment of distributions	990	36,932	8,690	471,376
Redeemed	(20,023)	(852,243)	(31,042)	(1,503,613)
	(9,531)	(371,882)	(18,472)	(851,771)
R6 Class/Shares Authorized	300,000,000		200,000,000
Sold	4,928,009	214,001,505	9,854,771	425,174,120
Issued in reinvestment of distributions	509,251	19,010,326	1,749,733	94,651,353
Redeemed	(4,169,726)	(180,290,513)	(3,392,419)	(153,693,823)
	1,267,534	52,721,318	8,212,085	366,131,650
G Class/Shares Authorized	780,000,000		780,000,000
Sold	2,923,661	116,695,506	3,787,174	153,740,082
Issued in connection with reorganization (Note 10)	—	—	31,393,184	1,540,737,439
Issued in reinvestment of distributions	931,110	34,721,085	1	53
Redeemed	(7,627,884)	(325,376,826)	(2,761,108)	(122,034,827)
	(3,773,113)	(173,960,235)	32,419,251	1,572,442,747
Net increase (decrease)	(13,352,471)	$(598,653,692)	52,762,595	$2,682,027,313
(1)March 1, 2022 (commencement of sale) through October 31, 2022 for the G Class.
21

6. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund's portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$11,713,186,646	$204,657,915	—
Short-Term Investments	1,325,217	60,511,901	—
	$11,714,511,863	$265,169,816	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$203,263	—

Liabilities
Other Financial Instruments
Futures Contracts	$1,905,055	—	—
Forward Foreign Currency Exchange Contracts	—	$83,563	—
	$1,905,055	$83,563	—

7. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). A fund may incur charges or earn income on cash deposit balances, which are reflected in interest expenses or interest income, respectively. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to equity price risk derivative instruments held during the period was $34,089,343 futures contracts purchased.

22

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $133,841,583.

Value of Derivative Instruments as of October 31, 2023

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Equity Price Risk	Receivable for variation margin on futures contracts*	$546,347	Payable for variation margin on futures contracts*	—
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	203,263	Unrealized depreciation on forward foreign currency exchange contracts	$83,563
		$749,610		$83,563
*Included in the unrealized appreciation (depreciation) on futures contracts, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2023

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Equity Price Risk	Net realized gain (loss) on futures contract transactions	$1,459,265	Change in net unrealized appreciation (depreciation) on futures contracts	$(584,661)
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	(5,737,006)	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	834,337
		$(4,277,741)		$249,676

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

23

9. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2023 and October 31, 2022 were as follows:

	2023	2022
Distributions Paid From
Ordinary income	$15,441,373	$79,614,038
Long-term capital gains	$201,541,399	$1,388,313,171

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$6,108,985,190
Gross tax appreciation of investments	$6,217,873,993
Gross tax depreciation of investments	(347,177,504)
Net tax appreciation (depreciation) of investments	5,870,696,489
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(31,859)
Net tax appreciation (depreciation)	$5,870,664,630
Undistributed ordinary income	$8,151,136
Accumulated long-term gains	$622,967,766

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on futures contracts.

10. Reorganization

On December 2, 2021, the Board of Directors approved an agreement and plan of reorganization (the reorganization), whereby the net assets of NT Growth Fund, one fund in a series issued by the corporation, were transferred to Growth Fund in exchange for shares of Growth Fund. The purpose of the transaction was to combine two funds with substantially similar investment objectives and strategies. The financial statements and performance history of Growth Fund survived after the reorganization. The reorganization was effective at the close of the NYSE on March 25, 2022.

The reorganization was accomplished by a tax-free exchange of shares. On March 25, 2022, NT Growth Fund exchanged its shares for shares of Growth Fund as follows:

Original Fund/Class	Shares Exchanged	New Fund/Class	Shares Received
NT Growth Fund – G Class	71,233,354	Growth Fund – G Class	31,393,184

The net assets of NT Growth Fund and Growth Fund immediately before the reorganization were $1,540,737,439 and $12,083,608,261, respectively. NT Growth Fund's unrealized appreciation of $732,269,787 was combined with that of Growth Fund. Immediately after the reorganization, the combined net assets were $13,624,345,700.

24

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations*:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2023	$37.23	(0.01)	7.47	7.46	—	(0.72)	(0.72)	$43.97	20.47%	0.93%	0.97%	(0.03)%	(0.07)%	20%	$7,846,335
2022	$58.23	(0.09)	(14.59)	(14.68)	—	(6.32)	(6.32)	$37.23	(28.26)%	0.95%	0.97%	(0.19)%	(0.21)%	25%	$6,859,912
2021	$41.94	(0.18)	18.03	17.85	—	(1.56)	(1.56)	$58.23	43.66%	0.96%	0.96%	(0.36)%	(0.36)%	21%	$10,186,486
2020	$35.80	(0.02)	9.12	9.10	(0.15)	(2.81)	(2.96)	$41.94	26.70%	0.97%	0.97%	(0.04)%	(0.04)%	33%	$7,656,430
2019	$34.94	0.08	4.70	4.78	(0.08)	(3.84)	(3.92)	$35.80	16.35%	0.98%	0.98%	0.24%	0.24%	30%	$5,937,959
I Class
2023	$38.35	0.07	7.71	7.78	(0.05)	(0.72)	(0.77)	$45.36	20.72%	0.73%	0.77%	0.17%	0.13%	20%	$1,503,056
2022	$59.70	—(3)	(15.03)	(15.03)	—	(6.32)	(6.32)	$38.35	(28.14)%	0.75%	0.77%	0.01%	(0.01)%	25%	$1,418,404
2021	$42.87	(0.08)	18.47	18.39	—	(1.56)	(1.56)	$59.70	43.95%	0.76%	0.76%	(0.16)%	(0.16)%	21%	$2,061,819
2020	$36.56	0.06	9.29	9.35	(0.23)	(2.81)	(3.04)	$42.87	26.93%	0.77%	0.77%	0.16%	0.16%	33%	$1,719,814
2019	$35.59	0.15	4.81	4.96	(0.15)	(3.84)	(3.99)	$36.56	16.62%	0.78%	0.78%	0.44%	0.44%	30%	$1,382,618

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations*:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Y Class
2023	$38.53	0.15	7.73	7.88	(0.11)	(0.72)	(0.83)	$45.58	20.91%	0.58%	0.62%	0.32%	0.28%	20%	$10,658
2022	$59.86	0.07	(15.08)	(15.01)	—	(6.32)	(6.32)	$38.53	(28.02)%	0.60%	0.62%	0.16%	0.14%	25%	$45,448
2021	$42.93	(0.01)	18.50	18.49	—	(1.56)	(1.56)	$59.86	44.13%	0.61%	0.61%	(0.01)%	(0.01)%	21%	$66,916
2020	$36.61	0.13	9.30	9.43	(0.30)	(2.81)	(3.11)	$42.93	27.15%	0.62%	0.62%	0.31%	0.31%	33%	$52,046
2019	$35.64	0.20	4.81	5.01	(0.20)	(3.84)	(4.04)	$36.61	16.78%	0.63%	0.63%	0.59%	0.59%	30%	$53,641
A Class
2023	$35.37	(0.11)	7.10	6.99	—	(0.72)	(0.72)	$41.64	20.18%	1.18%	1.22%	(0.28)%	(0.32)%	20%	$122,253
2022	$55.78	(0.19)	(13.90)	(14.09)	—	(6.32)	(6.32)	$35.37	(28.46)%	1.20%	1.22%	(0.44)%	(0.46)%	25%	$100,332
2021	$40.32	(0.30)	17.32	17.02	—	(1.56)	(1.56)	$55.78	43.31%	1.21%	1.21%	(0.61)%	(0.61)%	21%	$144,743
2020	$34.52	(0.10)	8.75	8.65	(0.04)	(2.81)	(2.85)	$40.32	26.38%	1.22%	1.22%	(0.29)%	(0.29)%	33%	$102,472
2019	$33.82	—(3)	4.54	4.54	—	(3.84)	(3.84)	$34.52	16.06%	1.23%	1.23%	(0.01)%	(0.01)%	30%	$93,422
C Class
2023	$31.83	(0.36)	6.35	5.99	—	(0.72)	(0.72)	$37.10	19.27%	1.93%	1.97%	(1.03)%	(1.07)%	20%	$9,153
2022	$51.16	(0.46)	(12.55)	(13.01)	—	(6.32)	(6.32)	$31.83	(28.97)%	1.95%	1.97%	(1.19)%	(1.21)%	25%	$9,097
2021	$37.37	(0.59)	15.94	15.35	—	(1.56)	(1.56)	$51.16	42.23%	1.96%	1.96%	(1.36)%	(1.36)%	21%	$12,674
2020	$32.37	(0.37)	8.18	7.81	—	(2.81)	(2.81)	$37.37	25.43%	1.97%	1.97%	(1.04)%	(1.04)%	33%	$13,527
2019	$32.18	(0.23)	4.26	4.03	—	(3.84)	(3.84)	$32.37	15.23%	1.98%	1.98%	(0.76)%	(0.76)%	30%	$8,408

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations*:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2023	$33.80	(0.20)	6.76	6.56	—	(0.72)	(0.72)	$39.64	19.84%	1.43%	1.47%	(0.53)%	(0.57)%	20%	$74,851
2022	$53.69	(0.29)	(13.28)	(13.57)	—	(6.32)	(6.32)	$33.80	(28.62)%	1.45%	1.47%	(0.69)%	(0.71)%	25%	$72,437
2021	$38.96	(0.40)	16.69	16.29	—	(1.56)	(1.56)	$53.69	42.94%	1.46%	1.46%	(0.86)%	(0.86)%	21%	$114,022
2020	$33.50	(0.19)	8.49	8.30	(0.03)	(2.81)	(2.84)	$38.96	26.07%	1.47%	1.47%	(0.54)%	(0.54)%	33%	$96,170
2019	$33.02	(0.08)	4.40	4.32	—	(3.84)	(3.84)	$33.50	15.78%	1.48%	1.48%	(0.26)%	(0.26)%	30%	$87,302
R5 Class
2023	$38.40	0.07	7.71	7.78	(0.05)	(0.72)	(0.77)	$45.41	20.70%	0.73%	0.77%	0.17%	0.13%	20%	$2,490
2022	$59.76	(0.01)	(15.03)	(15.04)	—	(6.32)	(6.32)	$38.40	(28.12)%	0.75%	0.77%	0.01%	(0.01)%	25%	$2,471
2021	$42.91	(0.09)	18.50	18.41	—	(1.56)	(1.56)	$59.76	43.96%	0.76%	0.76%	(0.16)%	(0.16)%	21%	$4,950
2020	$36.59	0.08	9.28	9.36	(0.23)	(2.81)	(3.04)	$42.91	26.94%	0.77%	0.77%	0.16%	0.16%	33%	$433
2019	$35.62	0.15	4.81	4.96	(0.15)	(3.84)	(3.99)	$36.59	16.61%	0.78%	0.78%	0.44%	0.44%	30%	$533
R6 Class
2023	$38.47	0.13	7.73	7.86	(0.11)	(0.72)	(0.83)	$45.50	20.89%	0.58%	0.62%	0.32%	0.28%	20%	$1,098,477
2022	$59.77	0.07	(15.05)	(14.98)	—	(6.32)	(6.32)	$38.47	(28.01)%	0.60%	0.62%	0.16%	0.14%	25%	$879,964
2021	$42.86	(0.01)	18.48	18.47	—	(1.56)	(1.56)	$59.77	44.15%	0.61%	0.61%	(0.01)%	(0.01)%	21%	$876,460
2020	$36.56	0.12	9.29	9.41	(0.30)	(2.81)	(3.11)	$42.86	27.13%	0.62%	0.62%	0.31%	0.31%	33%	$611,600
2019	$35.59	0.21	4.80	5.01	(0.20)	(3.84)	(4.04)	$36.56	16.81%	0.63%	0.63%	0.59%	0.59%	30%	$479,123

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations*:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
G Class
2023	$38.62	0.39	7.72	8.11	(0.33)	(0.72)	(1.05)	$45.68	21.60%	0.00%(4)	0.62%	0.90%	0.28%	20%	$1,308,464
2022(5)	$47.73	0.23	(8.33)	(8.10)	—	(1.01)	(1.01)	$38.62	(17.41)%	0.00%(4)(6)	0.62%(6)	0.82%(6)	0.20%(6)	25%(7)	$1,252,003

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)Per-share amount was less than $0.005.
(4)Ratio was less than 0.005%.
(5)March 1, 2022 (commencement of sale) through October 31, 2022.
(6)Annualized.
(7)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2022.
*The amount shown for a share outstanding throughout the period may not correlate with the Statement(s) of Operations or precisely reflect the class expense differentials due to the timing of transactions in shares of a fund in relation to income earned and/or fluctuations in the fair value of a fund's investments.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders of the Growth Fund and the Board of Directors of American Century Mutual Funds, Inc.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Growth Fund (the “Fund”), one of the funds constituting the American Century Mutual Funds, Inc., as of October 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
December 18, 2023

We have served as the auditor of one or more American Century investment companies since 1997.
29

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday.
Jonathan S.Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Brian Bulatao (1964)	Director	Since 2022	Chief Administrative Officer, Activision Blizzard, Inc. (2021 to present); Under Secretary of State for Management, U.S. Department of State (2018 to 2021); Chief Operating Officer, Central Intelligence Agency (2017 to 2018)	65	None
Thomas W. Bunn (1953)	Director	Since 2017	Retired	65	None
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	65	Alleghany Corporation (2021 to 2022)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	65	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	65	None
30

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	65	MGP Ingredients, Inc. (2019 to 2021)
Jan M. Lewis (1957)	Director and Board Chair	Since 2011 (Board Chair since 2022)	Retired	65	None
Gary C. Meltzer (1963)	Director	Since 2022	Advisor, Pontoro (2021 to present); Executive Advisor, Consultant and Investor, Harris Ariel Advisory LLC (2020 to present); Managing Partner, PricewaterhouseCoopers LLP (1985 to 2020)	65	ExcelFin Acquisition Corp., Apollo Realty Income Solutions, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired	115	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	147	None
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.
31

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018; Vice President since 2023	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present). Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
Cihan Kasikara (1974)	Vice President since 2023	Senior Vice President, ACS (2022 to present); Treasurer, ACS (2023 to present); Vice President, ACS (2020 to 2022); Vice President, Franklin Templeton (2015 to 2020)
Kathleen Gunja Nelson (1976)	Vice President since 2023	Vice President, ACS (2017 to present)
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

32

Approval of Management Agreement

At a meeting held on June 28, 2023, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under the Investment Company Act of 1940 (the “Investment Company Act”), contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s Directors, including a majority of the independent Directors.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed data and information compiled by the Advisor and certain independent data providers concerning the Fund. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the information that the Board and its committees receive and consider over time.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor and its affiliates included, but was not limited to

•the nature, extent, and quality of investment management, shareholder services, distribution services, and other services provided to the Fund;
•the wide range of programs and services the Advisor and other service providers provide to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance compared to appropriate benchmarks and/or peer groups of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similarly-managed funds;
•the Advisor’s compliance policies, procedures, and regulatory experience and those of certain other service providers;
•the Advisor’s strategic plans, generally, and with respect to areas of heightened regulatory interest in the mutual fund industry and certain recent geopolitical and other issues;
•the Advisor’s business continuity plans, vendor management practices, and information security practices;
•the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the Advisor’s financial results of operation;
•possible economies of scale associated with the Advisor’s management of the Fund;
•any collateral benefits derived by the Advisor from the management of the Fund;
•fees and expenses associated with any investment by the Fund in other funds;
•payments to intermediaries by the Fund and the Advisor and services provided by intermediaries in connection therewith; and
•services provided and charges to the Advisor's other investment management clients.

The Board held two meetings to consider the renewal. The independent Directors also met in private session multiple times to review and discuss the information provided in response to their request. The independent Directors held active discussions with the Advisor regarding the renewal of the management agreement, requesting supplemental information, and reviewing information provided by the Advisor in response thereto. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:
33

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services which include, without limitation, the following:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•liquidity monitoring and management
•risk management, including information security
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Directors’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and principal investment strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Board discusses with the Advisor the reasons for such results and any actions being taken to improve performance and may conduct special reviews until performance improves. The Fund’s performance was below its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. In relation to industry peers, the Fund was above the median of its peer performance universe as identified by a third-party service provider for the one-, three-, five-, and ten-year periods. The Board discussed the Fund's performance with the Advisor, including steps being taken to address underperformance, and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including information security), new products and services offered to Fund shareholders, securities trading activities,
34

portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), and its financial results of operation. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the terms of the current management agreement. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is sharing economies of scale, to the extent they exist, through its fee structure, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders enhanced and expanded content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow. Assets of various classes of the same Fund or similarly-managed products are combined with the assets of the Fund to help achieve those breakpoints.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage and other transaction fees and expenses relating to acquisition and disposition of portfolio securities, acquired fund fees and expenses, taxes, interest, extraordinary expenses, fund litigation expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Investment Company Act Rule 12b-1. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe. In addition, the Board reviewed the Fund’s position relative to the narrower set of its expense group peers. The Board and the Advisor agreed to a temporary reduction of the Fund's annual unified management fee such that the Investor Class management fee not exceed 0.915% for at least one year beginning August 1, 2023. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

35

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. To the extent there are potential collateral benefits, the Board has been advised and has taken this into consideration in its review of the management contract with the Fund. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with prospective clients, service providers, and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and received over time, determined that the terms of the management agreement are fair and reasonable and that the management fee charged to the Fund is reasonable in light of the services provided and that the management agreement between the Fund and the Advisor should be renewed for an additional one-year period.
36

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding at the IRS default rate of 10%.* Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
You may elect a different withholding rate, or request zero withholding, by submitting an acceptable IRS Form W-4R election with your distribution request. You may notify us of your W-4R election by telephone, on our distribution forms, on IRS Form W-4R, or through other acceptable electronic means. If your withholding election is for an automatic withdrawal plan, you have the right to revoke your election at any time and any election you make will remain in effect until revoked by filing a new election.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld according to state regulations if, at the time of your distribution, your tax residency is within one of the mandatory withholding states.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

37

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2023.

For corporate taxpayers, the fund hereby designates $15,441,373, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2023 as qualified for the corporate dividends received deduction.

The fund hereby designates $226,620,952, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended October 31, 2023.

The fund utilized earnings and profits of $27,661,113 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).
38

Notes

39

Notes
40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2023 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90970 2312

Annual Report

October 31, 2023

Heritage Fund
Investor Class (TWHIX)
I Class (ATHIX)
Y Class (ATHYX)
A Class (ATHAX)
C Class (AHGCX)
R Class (ATHWX)
R5 Class (ATHGX)
R6 Class (ATHDX)
G Class (ACILX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ending October 31, 2023. Annual reports help convey important information about fund returns, including market factors that affect performance. For additional investment insights, please visit americancentury.com.

Asset Class Performance Was Mixed as Volatility Reigned

While most asset class returns improved versus the previous fiscal year, investors faced ongoing challenges from a variety of sources. The Federal Reserve (Fed) and other central banks continued to aggressively raise interest rates, and inflation persisted. Additionally, banking industry turmoil, economic uncertainty and geopolitical unrest added to the volatile backdrop.

Overall, investor expectations for the Fed to conclude its rate-hike campaign fueled optimism. Early on, inflation’s steady slowdown, a series of bank failures and mounting recession worries prompted investors to regularly recalibrate their monetary policy outlooks. However, with inflation still higher than central bank targets, the Fed and its developed markets peers continued to raise rates.

By period-end, most central banks had paused their tightening campaigns, leaving government bond yields and interest rates at multiyear highs. While many observers believed the pauses indicated tightening had ended, still-high inflation prompted policymakers to leave their options open. Economic growth remained stronger than expected in the U.S., muddying the Fed’s monetary policy strategy, but it cooled notably in Europe and the U.K.

Despite this volatile backdrop, corporate earnings generally remained better than expected. The broad S&P 500 Index gained 10.14% for the 12-month period. However, returns for size and style indices varied widely. Bond returns in developed markets were modest. Conversely, emerging markets bonds rallied as inflation eased and most central banks ended their tightening campaigns.

Remaining Diligent in Uncertain Times

We expect market volatility to linger as investors navigate a complex environment of persistent inflation, tighter financial conditions and recession risk. In addition, the Israel-Hamas war further complicates the global backdrop and represents another key geopolitical consideration for our investment teams.

Our firm has a long history of helping clients weather unpredictable and volatile markets, and we’re determined to meet today’s challenges. Thank you for your trust and confidence in American Century Investments.

With appreciation and respect,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of October 31, 2023
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWHIX	0.11%	7.41%	7.69%	—	11/10/87
Russell Midcap Growth Index	—	3.35%	8.09%	9.09%	—	—
I Class	ATHIX	0.29%	7.63%	7.91%	—	6/16/97
Y Class	ATHYX	0.42%	7.79%	—	8.66%	4/10/17
A Class	ATHAX					7/11/97
No sales charge		-0.13%	7.14%	7.43%	—
With sales charge		-5.87%	5.88%	6.79%	—
C Class	AHGCX	-0.97%	6.33%	6.62%	—	6/26/01
R Class	ATHWX	-0.39%	6.88%	7.16%	—	9/28/07
R5 Class	ATHGX	0.34%	7.64%	—	8.51%	4/10/17
R6 Class	ATHDX	0.42%	7.79%	8.07%	—	7/26/13
G Class	ACILX	1.13%	—	—	-7.12%	3/1/22
Average annual returns since inception are presented when ten years of performance history is not available.
G Class returns would have been lower if a portion of the fees had not been waived.

C Class shares will automatically convert to A Class shares after being held for approximately eight years. C Class average annual returns do not reflect this conversion.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2013
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2023
Investor Class — $20,981

Russell Midcap Growth Index — $23,865

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class	G Class
1.01%	0.81%	0.66%	1.26%	2.01%	1.51%	0.81%	0.66%	0.66%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
4

Portfolio Commentary

Portfolio Managers: Rob Brookby and Nalin Yogasundram

Performance Summary

Heritage returned 0.11%* for the 12 months ended October 31, 2023, versus the 3.35% return of the fund’s benchmark, the Russell Midcap Growth Index. The fund’s return reflects operating expenses, while the index return does not.

Performance relative to the benchmark was hampered by stock selection, especially in the health care, consumer discretionary and financials sectors. Stock choices in communication services and consumer staples benefited performance.

Health Care Detracted

Stock selection hampered performance in the health care sector relative to the benchmark. Sarepta Therapeutics was a key detractor. The Food and Drug Administration approved Sarepta’s gene therapy for Duchenne muscular dystrophy but added an extra step in the regulatory approval process and ultimately approved the drug for a narrower-than-expected use. The chief financial officer of Catalent, a contract drug manufacturer, left the firm as the company restated prior financial statements, delayed its quarterly earnings call and lowered guidance. We eliminated our holdings of Sarepta and Catalent. Mettler-Toledo International, a maker of laboratory and sales equipment, reported better-than-expected quarterly results but guided lower due to its large-capitalization pharmaceutical customers stretching their sales cycles because of the uncertain macroeconomic environment.

Other significant detractors included The Hershey Co. The candy maker reported revenues in line with expectations driven by stronger pricing but weaker volumes. The stock also started to face headwinds on concerns about the impact of weight-loss drugs on confectionary volumes. We eliminated Hershey. Keysight Technologies, which manufactures test and measurement instruments for use in communications, networking and electronics applications, posted mixed quarterly results with revenues and earnings that beat expectations but new orders that lagged. The company also issued disappointing guidance. Another notable detractor was Netherlands-based Adyen, which operates a global payments platform. Adyen failed to gain market share as quickly as we expected, and we exited the position.

Communication Services Benefited Performance

Stock choices in the entertainment industry led performance in the communication services sector. Stock choices among media companies were also helpful.

Top individual contributors included Cadence Design Systems, which sells software to help design semiconductor chips. Semiconductor companies have to spend on research and development regardless of economic conditions, which benefits Cadence. The energy drink manufacturer Celsius Holdings reported strong results with revenue and earnings coming in much better than expected. The company’s market share gains continued to accelerate with its PepsiCo distribution agreement. Manhattan Associates, a provider of warehouse management software solutions, began to see an acceleration by customers moving from on-premise to its cloud offering. Palo Alto Networks sells cybersecurity software for on-premise and cloud applications. Security spending is defensive because companies have to protect against cyber threats regardless of economic conditions. Vertiv Holdings, a manufacturer of power and cooling equipment for data centers, reported strong results driven by increased spending by large cloud computing providers and data center real estate investment trusts to meet increased demand from artificial intelligence.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.
5

Fund Characteristics

OCTOBER 31, 2023
Types of Investments in Portfolio	% of net assets
Common Stocks	98.0%
Short-Term Investments	0.7%
Other Assets and Liabilities	1.3%

Top Five Industries	% of net assets
Software	13.1%
Life Sciences Tools and Services	7.7%
Capital Markets	6.8%
Hotels, Restaurants and Leisure	5.6%
Biotechnology	5.5%
6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2023 to October 31, 2023.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments mutual fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

7

	Beginning Account Value 5/1/23	Ending Account Value 10/31/23	Expenses Paid During Period(1) 5/1/23 - 10/31/23	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$945.20	$4.90	1.00%
I Class	$1,000	$946.30	$3.92	0.80%
Y Class	$1,000	$946.70	$3.19	0.65%
A Class	$1,000	$944.00	$6.12	1.25%
C Class	$1,000	$940.60	$9.78	2.00%
R Class	$1,000	$942.60	$7.34	1.50%
R5 Class	$1,000	$946.30	$3.92	0.80%
R6 Class	$1,000	$946.70	$3.19	0.65%
G Class	$1,000	$950.20	$0.00	0.00%(2)
Hypothetical
Investor Class	$1,000	$1,020.16	$5.09	1.00%
I Class	$1,000	$1,021.17	$4.08	0.80%
Y Class	$1,000	$1,021.93	$3.31	0.65%
A Class	$1,000	$1,018.90	$6.36	1.25%
C Class	$1,000	$1,015.12	$10.16	2.00%
R Class	$1,000	$1,017.64	$7.63	1.50%
R5 Class	$1,000	$1,021.17	$4.08	0.80%
R6 Class	$1,000	$1,021.93	$3.31	0.65%
G Class	$1,000	$1,025.21	$0.00	0.00%(2)
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
(2)Other expenses, which include directors' fees and expenses, did not exceed 0.005%.
8

Schedule of Investments

OCTOBER 31, 2023

	Shares	Value
COMMON STOCKS — 98.0%
Aerospace and Defense — 3.8%
CAE, Inc.(1)	1,684,057	$35,168,769
Curtiss-Wright Corp.	403,169	80,154,029
HEICO Corp.	413,962	65,575,721
		180,898,519
Automobile Components — 2.2%
Aptiv PLC(1)	584,120	50,935,264
Mobileye Global, Inc., Class A(1)	1,525,509	54,414,906
		105,350,170
Beverages — 2.3%
Celsius Holdings, Inc.(1)	729,711	110,981,746
Biotechnology — 5.5%
Amicus Therapeutics, Inc.(1)	2,206,111	24,201,038
BioMarin Pharmaceutical, Inc.(1)	446,165	36,340,139
Cytokinetics, Inc.(1)	2,287,217	79,732,384
Natera, Inc.(1)	777,378	30,683,110
Neurocrine Biosciences, Inc.(1)	646,935	71,770,969
Viking Therapeutics, Inc.(1)	1,925,685	18,890,970
		261,618,610
Building Products — 1.5%
Trane Technologies PLC	388,038	73,847,512
Capital Markets — 6.8%
Ares Management Corp., Class A	1,118,253	110,248,563
LPL Financial Holdings, Inc.	477,045	107,106,143
MSCI, Inc.	223,572	105,425,377
		322,780,083
Chemicals — 2.3%
Avient Corp.	1,540,294	48,704,096
Element Solutions, Inc.	3,286,966	59,921,390
		108,625,486
Commercial Services and Supplies — 2.0%
Republic Services, Inc.	631,974	93,841,819
Communications Equipment — 1.1%
Arista Networks, Inc.(1)	266,967	53,492,178
Containers and Packaging — 1.4%
Avery Dennison Corp.	372,626	64,863,008
Diversified Consumer Services — 0.8%
Duolingo, Inc.(1)	255,031	37,247,278
Electrical Equipment — 4.3%
AMETEK, Inc.	634,580	89,329,827
Regal Rexnord Corp.	547,445	64,822,962
Vertiv Holdings Co., Class A	1,273,514	50,010,895
		204,163,684
Electronic Equipment, Instruments and Components — 0.8%
Keysight Technologies, Inc.(1)	299,186	36,515,651
Entertainment — 3.3%
Spotify Technology SA(1)	633,835	104,430,655
9

	Shares	Value
Take-Two Interactive Software, Inc.(1)	416,970	$55,769,737
		160,200,392
Ground Transportation — 1.9%
Norfolk Southern Corp.	260,585	49,717,012
XPO, Inc.(1)	537,630	40,757,730
		90,474,742
Health Care Equipment and Supplies — 4.9%
Dexcom, Inc.(1)	1,176,350	104,495,170
GE HealthCare Technologies, Inc.	658,101	43,809,784
Glaukos Corp.(1)	603,759	41,176,364
Lantheus Holdings, Inc.(1)	681,644	44,034,202
		233,515,520
Health Care Technology — 0.9%
Veeva Systems, Inc., Class A(1)	221,197	42,626,874
Hotels, Restaurants and Leisure — 5.6%
Airbnb, Inc., Class A(1)	678,190	80,223,095
Chipotle Mexican Grill, Inc.(1)	20,349	39,521,828
Hilton Worldwide Holdings, Inc.	985,194	149,286,447
		269,031,370
Household Products — 2.6%
Church & Dwight Co., Inc.	1,374,006	124,952,106
Insurance — 1.3%
Ryan Specialty Holdings, Inc., Class A(1)	1,447,962	62,551,958
Interactive Media and Services — 0.9%
Match Group, Inc.(1)	1,289,389	44,612,859
IT Services — 1.3%
Cloudflare, Inc., Class A(1)	1,066,610	60,466,121
Life Sciences Tools and Services — 7.7%
Agilent Technologies, Inc.	790,053	81,667,779
Avantor, Inc.(1)	1,405,093	24,490,771
Bio-Techne Corp.	1,032,880	56,426,234
IQVIA Holdings, Inc.(1)	594,700	107,539,601
Mettler-Toledo International, Inc.(1)	100,000	98,520,000
		368,644,385
Machinery — 2.1%
Graco, Inc.	513,660	38,190,621
Parker-Hannifin Corp.	166,552	61,442,698
		99,633,319
Media — 1.8%
Trade Desk, Inc., Class A(1)	1,221,811	86,699,709
Metals and Mining — 0.2%
Capstone Copper Corp.(1)	3,133,774	10,666,244
Oil, Gas and Consumable Fuels — 3.9%
Excelerate Energy, Inc., Class A	910,314	12,944,665
Hess Corp.	1,197,801	172,962,464
		185,907,129
Professional Services — 4.0%
Jacobs Solutions, Inc.	654,272	87,214,458
Paycom Software, Inc.	170,824	41,846,755
Verisk Analytics, Inc.	265,429	60,347,937
		189,409,150
Semiconductors and Semiconductor Equipment — 3.1%
Marvell Technology, Inc.	945,804	44,660,865
10

	Shares	Value
Monolithic Power Systems, Inc.	136,537	$60,313,855
Teradyne, Inc.	538,316	44,825,573
		149,800,293
Software — 13.1%
Atlassian Corp., Class A(1)	126,619	22,872,456
Cadence Design Systems, Inc.(1)	407,721	97,791,882
Crowdstrike Holdings, Inc., Class A(1)	391,816	69,261,314
Datadog, Inc., Class A(1)	815,067	66,403,509
HubSpot, Inc.(1)	217,166	92,028,436
Manhattan Associates, Inc.(1)	558,891	108,972,567
Palantir Technologies, Inc., Class A(1)	3,846,295	56,925,166
Palo Alto Networks, Inc.(1)	333,548	81,058,835
Splunk, Inc.(1)	214,202	31,521,966
		626,836,131
Specialty Retail — 1.0%
Burlington Stores, Inc.(1)	401,837	48,634,332
Textiles, Apparel and Luxury Goods — 3.6%
Lululemon Athletica, Inc.(1)	185,774	73,098,354
On Holding AG, Class A(1)	3,799,454	97,531,984
		170,630,338
TOTAL COMMON STOCKS (Cost $4,129,321,021)		4,679,518,716
SHORT-TERM INVESTMENTS — 0.7%
Money Market Funds†
State Street Institutional U.S. Government Money Market Fund, Premier Class	133,041	133,041
Repurchase Agreements — 0.7%
BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.50% - 4.00%, 11/30/28 - 11/15/52, valued at $2,586,541), in a joint trading account at 5.26%, dated 10/31/23, due 11/1/23 (Delivery value $2,525,654)		2,525,285
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.375%, 10/15/28, valued at $32,459,474), at 5.28%, dated 10/31/23, due 11/1/23 (Delivery value $31,827,667)		31,823,000
		34,348,285
TOTAL SHORT-TERM INVESTMENTS (Cost $34,481,326)		34,481,326
TOTAL INVESTMENT SECURITIES — 98.7% (Cost $4,163,802,347)		4,714,000,042
OTHER ASSETS AND LIABILITIES — 1.3%		63,690,638
TOTAL NET ASSETS — 100.0%		$4,777,690,680

11

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	1,867,539	USD	1,386,063	Goldman Sachs & Co.	12/22/23	$(38,148)
CAD	1,643,087	USD	1,199,603	Goldman Sachs & Co.	12/22/23	(13,689)
CAD	1,659,960	USD	1,220,494	Goldman Sachs & Co.	12/22/23	(22,402)
CAD	2,133,636	USD	1,556,375	Goldman Sachs & Co.	12/22/23	(16,402)
CAD	1,726,520	USD	1,262,192	Goldman Sachs & Co.	12/22/23	(16,060)
USD	47,713,283	CAD	64,334,205	Goldman Sachs & Co.	12/22/23	1,279,442
USD	1,346,851	CAD	1,840,122	Goldman Sachs & Co.	12/22/23	18,725
EUR	703,037	USD	743,307	Bank of America N.A.	12/22/23	2,323
EUR	887,647	USD	944,501	JPMorgan Chase Bank N.A.	12/22/23	(3,076)
EUR	17,242,108	USD	18,290,442	JPMorgan Chase Bank N.A.	12/22/23	(3,735)
EUR	584,178	USD	620,226	Morgan Stanley	12/22/23	(656)
EUR	429,915	USD	459,779	Morgan Stanley	12/22/23	(3,818)
USD	5,825,085	EUR	5,480,148	Bank of America N.A.	12/22/23	12,927
USD	627,076	EUR	591,765	Bank of America N.A.	12/22/23	(541)
USD	857,337	EUR	814,309	Bank of America N.A.	12/22/23	(6,306)
USD	469,176	EUR	445,088	Bank of America N.A.	12/22/23	(2,878)
USD	5,826,137	EUR	5,480,148	JPMorgan Chase Bank N.A.	12/22/23	13,979
USD	5,827,304	EUR	5,480,148	Morgan Stanley	12/22/23	15,146
USD	860,753	EUR	814,309	Morgan Stanley	12/22/23	(2,890)
USD	788,176	EUR	740,971	Morgan Stanley	12/22/23	2,314
						$1,214,255

NOTES TO SCHEDULE OF INVESTMENTS
CAD	–	Canadian Dollar
EUR	–	Euro
USD	–	United States Dollar
†Category is less than 0.05% of total net assets.
(1)Non-income producing.

See Notes to Financial Statements.
12

Statement of Assets and Liabilities

OCTOBER 31, 2023
Assets
Investment securities, at value (cost of $4,163,802,347)	$4,714,000,042
Receivable for investments sold	72,615,295
Receivable for capital shares sold	13,601,779
Unrealized appreciation on forward foreign currency exchange contracts	1,344,856
Dividends and interest receivable	315,801
Securities lending receivable	34
4,801,877,807

Liabilities
Payable for investments purchased	16,932,785
Payable for capital shares redeemed	3,768,344
Unrealized depreciation on forward foreign currency exchange contracts	130,601
Accrued management fees	3,297,379
Distribution and service fees payable	58,018
24,187,127

Net Assets	$4,777,690,680

Net Assets Consist of:
Capital (par value and paid-in surplus)	$4,226,215,793
Distributable earnings (loss)	551,474,887
$4,777,690,680

	Net Assets	Shares Outstanding	Net Asset Value Per Share*
Investor Class, $0.01 Par Value	$3,168,263,373	171,984,862	$18.42
I Class, $0.01 Par Value	$203,612,035	9,804,340	$20.77
Y Class, $0.01 Par Value	$68,371,342	3,209,855	$21.30
A Class, $0.01 Par Value	$194,096,351	12,401,572	$15.65
C Class, $0.01 Par Value	$6,198,414	674,972	$9.18
R Class, $0.01 Par Value	$19,693,589	1,276,103	$15.43
R5 Class, $0.01 Par Value	$986,877	47,509	$20.77
R6 Class, $0.01 Par Value	$154,171,456	7,238,565	$21.30
G Class, $0.01 Par Value	$962,297,243	44,710,832	$21.52
*Maximum offering price per share was equal to the net asset value per share for all share classes, except A Class, for which the maximum offering price per share was $16.60 (net asset value divided by 0.9425). A contingent deferred sales charge may be imposed on redemptions of A Class and C Class.

See Notes to Financial Statements.
13

Statement of Operations

YEAR ENDED OCTOBER 31, 2023
Investment Income (Loss)
Income:
Dividends	$26,359,381
Interest	4,433,006
Securities lending, net	64,458
30,856,845

Expenses:
Management fees	47,450,588
Distribution and service fees:
A Class	553,091
C Class	85,288
R Class	111,892
Directors' fees and expenses	175,729
Other expenses	90
48,376,678
Fees waived - G Class	(6,484,858)
41,891,820

Net investment income (loss)	(11,034,975)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	27,378,877
Forward foreign currency exchange contract transactions	557,094
Foreign currency translation transactions	20,998
27,956,969

Change in net unrealized appreciation (depreciation) on:
Investments	11,604,361
Forward foreign currency exchange contracts	1,026,128
12,630,489

Net realized and unrealized gain (loss)	40,587,458

Net Increase (Decrease) in Net Assets Resulting from Operations	$29,552,483

See Notes to Financial Statements.
14

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2023 AND OCTOBER 31, 2022
Increase (Decrease) in Net Assets	October 31, 2023	October 31, 2022
Operations
Net investment income (loss)	$(11,034,975)	$(26,978,024)
Net realized gain (loss)	27,956,969	25,575,200
Change in net unrealized appreciation (depreciation)	12,630,489	(2,065,258,931)
Net increase (decrease) in net assets resulting from operations	29,552,483	(2,066,661,755)

Distributions to Shareholders
From earnings:
Investor Class	—	(547,949,693)
I Class	—	(38,407,013)
Y Class	—	(7,958,731)
A Class	—	(42,842,616)
C Class	—	(3,844,904)
R Class	—	(4,516,028)
R5 Class	—	(89,193)
R6 Class	—	(19,749,500)
G Class	—	(17)
From tax return of capital:
Investor Class	—	(26,689,361)
I Class	—	(1,870,717)
Y Class	—	(387,652)
A Class	—	(2,086,765)
C Class	—	(187,276)
R Class	—	(219,965)
R5 Class	—	(4,344)
R6 Class	—	(961,952)
G Class	—	(1)
Decrease in net assets from distributions	—	(697,765,728)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(258,313,812)	1,344,144,810

Net increase (decrease) in net assets	(228,761,329)	(1,420,282,673)

Net Assets
Beginning of period	5,006,452,009	6,426,734,682
End of period	$4,777,690,680	$5,006,452,009

See Notes to Financial Statements.
15

Notes to Financial Statements

OCTOBER 31, 2023

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Heritage Fund (the fund) is one fund in a series issued by the corporation. The fund's investment objective is to seek long-term capital growth.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class, R6 Class and G Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.  Sale of the G Class commenced on March 1, 2022.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Directors oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause the fund to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

16

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The valuation designee also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that it deems appropriate. The valuation designee may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).
17

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation's investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 12% of the shares of the fund.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class.  The investment advisor agreed to waive the G Class's management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Directors.

The annual management fee for each class is as follows:

Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class	G Class
1.00%	0.80%	0.65%	1.00%	1.00%	1.00%	0.80%	0.65%	0.00%(1)
(1)Annual management fee before waiver was 0.65%.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended October 31, 2023 are detailed in the Statement of Operations.

18

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund's officers do not receive compensation from the fund.

Other Expenses — A fund’s other expenses may include interest charges, clearing exchange fees, proxy solicitation expenses, fees associated with the recovery of foreign tax reclaims and other miscellaneous expenses.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended October 31, 2023 were $2,629,494,596 and $2,971,488,960, respectively.

19

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2023		Year ended October 31, 2022(1)
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	2,100,000,000		2,100,000,000
Sold	5,915,280	$115,691,946	5,450,159	$117,591,534
Issued in reinvestment of distributions	—	—	21,908,157	555,645,736
Redeemed	(16,814,748)	(330,515,624)	(21,411,659)	(453,757,160)
	(10,899,468)	(214,823,678)	5,946,657	219,480,110
I Class/Shares Authorized	175,000,000		175,000,000
Sold	1,299,595	28,734,407	2,286,889	53,737,981
Issued in reinvestment of distributions	—	—	1,350,856	38,443,277
Redeemed	(2,673,209)	(59,195,148)	(4,894,049)	(111,937,246)
	(1,373,614)	(30,460,741)	(1,256,304)	(19,755,988)
Y Class/Shares Authorized	75,000,000		30,000,000
Sold	661,984	15,134,926	773,501	18,473,033
Issued in reinvestment of distributions	—	—	281,698	8,188,472
Redeemed	(392,256)	(8,926,683)	(641,475)	(14,996,714)
	269,728	6,208,243	413,724	11,664,791
A Class/Shares Authorized	170,000,000		170,000,000
Sold	1,329,664	22,192,452	1,566,938	27,642,868
Issued in reinvestment of distributions	—	—	1,998,593	43,327,936
Redeemed	(2,856,500)	(47,723,276)	(3,608,747)	(64,855,097)
	(1,526,836)	(25,530,824)	(43,216)	6,115,707
C Class/Shares Authorized	20,000,000		40,000,000
Sold	30,539	302,741	35,190	368,852
Issued in reinvestment of distributions	—	—	309,641	4,016,798
Redeemed	(464,630)	(4,589,739)	(524,168)	(5,884,153)
	(434,091)	(4,286,998)	(179,337)	(1,498,503)
R Class/Shares Authorized	40,000,000		40,000,000
Sold	187,462	3,088,278	193,183	3,472,000
Issued in reinvestment of distributions	—	—	220,330	4,731,864
Redeemed	(384,696)	(6,271,888)	(397,202)	(7,139,270)
	(197,234)	(3,183,610)	16,311	1,064,594
R5 Class/Shares Authorized	20,000,000		20,000,000
Sold	30,280	678,145	1,746	41,396
Issued in reinvestment of distributions	—	—	3,272	93,537
Redeemed	(652)	(14,694)	(16,382)	(428,965)
	29,628	663,451	(11,364)	(294,032)
R6 Class/Shares Authorized	120,000,000		70,000,000
Sold	1,249,662	28,659,310	2,340,269	59,207,062
Issued in reinvestment of distributions	—	—	710,311	20,669,761
Redeemed	(1,304,785)	(29,709,979)	(1,499,478)	(36,291,908)
	(55,123)	(1,050,669)	1,551,102	43,584,915
G Class/Shares Authorized	600,000,000		600,000,000
Sold	5,964,401	133,588,209	4,284,233	87,885,057
Issued in connection with reorganization (Note 10)	—	—	44,533,666	1,106,922,147
Issued in reinvestment of distributions	—	—	1	18
Redeemed	(5,169,941)	(119,437,195)	(4,901,528)	(111,024,006)
	794,460	14,151,014	43,916,372	1,083,783,216
Net increase (decrease)	(13,392,550)	$(258,313,812)	50,353,945	$1,344,144,810
(1)March 1, 2022 (commencement of sale) through October 31, 2022 for the G Class.
20

6. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund's portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$4,633,683,703	$45,835,013	—
Short-Term Investments	133,041	34,348,285	—
	$4,633,816,744	$80,183,298	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$1,344,856	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$130,601	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $63,472,169.

21

The value of foreign currency risk derivative instruments as of October 31, 2023, is disclosed on the Statement of Assets and Liabilities as an asset of $1,344,856 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $130,601 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended October 31, 2023, the effect of foreign currency risk derivative instruments on the Statement of Operations was $557,094 in net realized gain (loss) on forward foreign currency exchange contract transactions and $1,026,128 in change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

The fund may invest in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing solely in larger, more established companies.

9. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2023 and October 31, 2022 were as follows:

	2023	2022
Distributions Paid From
Ordinary income	—	$161,008,056
Long-term capital gains	—	$504,349,639
Tax return of capital	—	$32,408,033

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$4,191,084,134
Gross tax appreciation of investments	$930,504,751
Gross tax depreciation of investments	(407,588,843)
Net tax appreciation (depreciation) of investments	522,915,908
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	—
Net tax appreciation (depreciation)	$522,915,908
Undistributed ordinary income	—
Accumulated long-term gains	$39,205,069
Late-year ordinary loss deferral	$(10,646,090)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

22

10. Reorganization

On December 2, 2021, the Board of Directors approved an agreement and plan of reorganization (the reorganization), whereby the net assets of NT Heritage Fund, one fund in a series issued by the corporation, were transferred to Heritage Fund in exchange for shares of Heritage Fund. The purpose of the transaction was to combine two funds with substantially similar investment objectives and strategies. The financial statements and performance history of Heritage Fund survived after the reorganization. The reorganization was effective at the close of the NYSE on March 25, 2022.

The reorganization was accomplished by a tax-free exchange of shares. On March 25, 2022, NT Heritage Fund exchanged its shares for shares of Heritage Fund as follows:

Original Fund/Class	Shares Exchanged	New Fund/Class	Shares Received
NT Heritage Fund – G Class	82,805,306	Heritage Fund – G Class	44,533,666

The net assets of NT Heritage Fund and Heritage Fund immediately before the reorganization were $1,106,922,147 and $5,030,214,398, respectively. NT Heritage Fund's unrealized appreciation of $213,647,362 was combined with that of Heritage Fund. Immediately after the reorganization, the combined net assets were $6,137,136,545.

23

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations*:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Realized Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2023	$18.42	(0.08)	0.08	—	—	—	—	$18.42	0.11%	1.00%	1.00%	(0.41)%	(0.41)%	51%	$3,168,263
2022	$30.00	(0.13)	(8.19)	(8.32)	(3.12)	(0.14)	(3.26)	$18.42	(30.66)%	1.01%	1.01%	(0.62)%	(0.62)%	47%	$3,369,474
2021	$24.38	(0.18)	9.35	9.17	(3.55)	—	(3.55)	$30.00	40.54%	1.00%	1.00%	(0.66)%	(0.66)%	44%	$5,307,249
2020	$21.74	(0.10)	5.09	4.99	(2.35)	—	(2.35)	$24.38	25.00%	1.00%	1.00%	(0.47)%	(0.47)%	85%	$4,083,843
2019	$23.19	(0.08)	2.95	2.87	(4.32)	—	(4.32)	$21.74	17.22%	1.00%	1.00%	(0.38)%	(0.38)%	82%	$3,702,699
I Class
2023	$20.73	(0.05)	0.09	0.04	—	—	—	$20.77	0.29%	0.80%	0.80%	(0.21)%	(0.21)%	51%	$203,612
2022	$33.26	(0.10)	(9.17)	(9.27)	(3.12)	(0.14)	(3.26)	$20.73	(30.49)%	0.81%	0.81%	(0.42)%	(0.42)%	47%	$231,708
2021	$26.66	(0.14)	10.29	10.15	(3.55)	—	(3.55)	$33.26	40.78%	0.80%	0.80%	(0.46)%	(0.46)%	44%	$413,523
2020	$23.52	(0.06)	5.55	5.49	(2.35)	—	(2.35)	$26.66	25.25%	0.80%	0.80%	(0.27)%	(0.27)%	85%	$328,636
2019	$24.66	(0.04)	3.22	3.18	(4.32)	—	(4.32)	$23.52	17.50%	0.80%	0.80%	(0.18)%	(0.18)%	82%	$336,242

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations*:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Realized Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Y Class
2023	$21.23	(0.01)	0.08	0.07	—	—	—	$21.30	0.42%	0.65%	0.65%	(0.06)%	(0.06)%	51%	$68,371
2022	$33.93	(0.07)	(9.37)	(9.44)	(3.12)	(0.14)	(3.26)	$21.23	(30.38)%	0.66%	0.66%	(0.27)%	(0.27)%	47%	$62,416
2021	$27.10	(0.10)	10.48	10.38	(3.55)	—	(3.55)	$33.93	40.98%	0.65%	0.65%	(0.31)%	(0.31)%	44%	$85,720
2020	$23.84	(0.03)	5.64	5.61	(2.35)	—	(2.35)	$27.10	25.43%	0.65%	0.65%	(0.12)%	(0.12)%	85%	$52,978
2019	$24.90	(0.01)	3.27	3.26	(4.32)	—	(4.32)	$23.84	17.68%	0.65%	0.65%	(0.03)%	(0.03)%	82%	$29,803
A Class
2023	$15.69	(0.11)	0.07	(0.04)	—	—	—	$15.65	(0.13)%	1.25%	1.25%	(0.66)%	(0.66)%	51%	$194,096
2022	$26.11	(0.16)	(7.00)	(7.16)	(3.12)	(0.14)	(3.26)	$15.69	(30.80)%	1.26%	1.26%	(0.87)%	(0.87)%	47%	$218,573
2021	$21.67	(0.22)	8.21	7.99	(3.55)	—	(3.55)	$26.11	40.12%	1.25%	1.25%	(0.91)%	(0.91)%	44%	$364,852
2020	$19.61	(0.14)	4.55	4.41	(2.35)	—	(2.35)	$21.67	24.73%	1.25%	1.25%	(0.72)%	(0.72)%	85%	$281,637
2019	$21.42	(0.12)	2.63	2.51	(4.32)	—	(4.32)	$19.61	16.91%	1.25%	1.25%	(0.63)%	(0.63)%	82%	$263,578
C Class
2023	$9.28	(0.14)	0.04	(0.10)	—	—	—	$9.18	(0.97)%	2.00%	2.00%	(1.41)%	(1.41)%	51%	$6,198
2022	$16.95	(0.18)	(4.23)	(4.41)	(3.12)	(0.14)	(3.26)	$9.28	(31.31)%	2.01%	2.01%	(1.62)%	(1.62)%	47%	$10,289
2021	$15.22	(0.25)	5.53	5.28	(3.55)	—	(3.55)	$16.95	39.13%	2.00%	2.00%	(1.66)%	(1.66)%	44%	$21,836
2020	$14.54	(0.20)	3.23	3.03	(2.35)	—	(2.35)	$15.22	23.73%	2.00%	2.00%	(1.47)%	(1.47)%	85%	$31,677
2019	$17.18	(0.19)	1.87	1.68	(4.32)	—	(4.32)	$14.54	16.06%	2.00%	2.00%	(1.38)%	(1.38)%	82%	$39,794

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations*:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Realized Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2023	$15.51	(0.15)	0.07	(0.08)	—	—	—	$15.43	(0.39)%	1.50%	1.50%	(0.91)%	(0.91)%	51%	$19,694
2022	$25.91	(0.20)	(6.94)	(7.14)	(3.12)	(0.14)	(3.26)	$15.51	(30.98)%	1.51%	1.51%	(1.12)%	(1.12)%	47%	$22,855
2021	$21.57	(0.27)	8.16	7.89	(3.55)	—	(3.55)	$25.91	39.80%	1.50%	1.50%	(1.16)%	(1.16)%	44%	$37,753
2020	$19.58	(0.18)	4.52	4.34	(2.35)	—	(2.35)	$21.57	24.37%	1.50%	1.50%	(0.97)%	(0.97)%	85%	$31,862
2019	$21.43	(0.17)	2.64	2.47	(4.32)	—	(4.32)	$19.58	16.66%	1.50%	1.50%	(0.88)%	(0.88)%	82%	$32,803
R5 Class
2023	$20.73	(0.05)	0.09	0.04	—	—	—	$20.77	0.34%	0.80%	0.80%	(0.21)%	(0.21)%	51%	$987
2022	$33.26	(0.11)	(9.16)	(9.27)	(3.12)	(0.14)	(3.26)	$20.73	(30.50)%	0.81%	0.81%	(0.42)%	(0.42)%	47%	$371
2021	$26.66	(0.14)	10.29	10.15	(3.55)	—	(3.55)	$33.26	40.78%	0.80%	0.80%	(0.46)%	(0.46)%	44%	$973
2020	$23.52	(0.04)	5.53	5.49	(2.35)	—	(2.35)	$26.66	25.25%	0.80%	0.80%	(0.27)%	(0.27)%	85%	$1,339
2019	$24.66	(0.04)	3.22	3.18	(4.32)	—	(4.32)	$23.52	17.50%	0.80%	0.80%	(0.18)%	(0.18)%	82%	$3,663
R6 Class
2023	$21.23	(0.01)	0.08	0.07	—	—	—	$21.30	0.42%	0.65%	0.65%	(0.06)%	(0.06)%	51%	$154,171
2022	$33.93	(0.07)	(9.37)	(9.44)	(3.12)	(0.14)	(3.26)	$21.23	(30.38)%	0.66%	0.66%	(0.27)%	(0.27)%	47%	$154,825
2021	$27.10	(0.09)	10.47	10.38	(3.55)	—	(3.55)	$33.93	40.98%	0.65%	0.65%	(0.31)%	(0.31)%	44%	$194,829
2020	$23.84	(0.03)	5.64	5.61	(2.35)	—	(2.35)	$27.10	25.43%	0.65%	0.65%	(0.12)%	(0.12)%	85%	$148,536
2019	$24.90	(0.01)	3.27	3.26	(4.32)	—	(4.32)	$23.84	17.68%	0.65%	0.65%	(0.03)%	(0.03)%	82%	$134,822

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations*:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Realized Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
G Class
2023	$21.31	0.13	0.08	0.21	—	—	—	$21.52	1.13%	0.00%(3)	0.65%	0.59%	(0.06)%	51%	$962,297
2022(4)	$24.55	0.06	(3.12)	(3.06)	(0.04)	(0.14)	(0.18)	$21.31	(12.57)%	0.01%(5)	0.66%(5)	0.43%(5)	(0.22)%(5)	47%(6)	$935,941

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)Ratio was less than 0.005%.
(4)March 1, 2022 (commencement of sale) through October 31, 2022.
(5)Annualized.
(6)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2022.
*The amount shown for a share outstanding throughout the period may not correlate with the Statement(s) of Operations or precisely reflect the class expense differentials due to the timing of transactions in shares of a fund in relation to income earned and/or fluctuations in the fair value of a fund's investments.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders of the Heritage Fund and the Board of Directors of American Century Mutual Funds, Inc.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Heritage Fund (the “Fund”), one of the funds constituting the American Century Mutual Funds, Inc., as of October 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
December 18, 2023

We have served as the auditor of one or more American Century investment companies since 1997.
28

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday.
Jonathan S.Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Brian Bulatao (1964)	Director	Since 2022	Chief Administrative Officer, Activision Blizzard, Inc. (2021 to present); Under Secretary of State for Management, U.S. Department of State (2018 to 2021); Chief Operating Officer, Central Intelligence Agency (2017 to 2018)	65	None
Thomas W. Bunn (1953)	Director	Since 2017	Retired	65	None
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	65	Alleghany Corporation (2021 to 2022)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	65	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	65	None
29

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	65	MGP Ingredients, Inc. (2019 to 2021)
Jan M. Lewis (1957)	Director and Board Chair	Since 2011 (Board Chair since 2022)	Retired	65	None
Gary C. Meltzer (1963)	Director	Since 2022	Advisor, Pontoro (2021 to present); Executive Advisor, Consultant and Investor, Harris Ariel Advisory LLC (2020 to present); Managing Partner, PricewaterhouseCoopers LLP (1985 to 2020)	65	ExcelFin Acquisition Corp., Apollo Realty Income Solutions, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired	115	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	147	None
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.
30

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018; Vice President since 2023	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present). Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
Cihan Kasikara (1974)	Vice President since 2023	Senior Vice President, ACS (2022 to present); Treasurer, ACS (2023 to present); Vice President, ACS (2020 to 2022); Vice President, Franklin Templeton (2015 to 2020)
Kathleen Gunja Nelson (1976)	Vice President since 2023	Vice President, ACS (2017 to present)
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

31

Approval of Management Agreement

At a meeting held on June 28, 2023, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under the Investment Company Act of 1940 (the “Investment Company Act”), contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s Directors, including a majority of the independent Directors.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed data and information compiled by the Advisor and certain independent data providers concerning the Fund. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the information that the Board and its committees receive and consider over time.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor and its affiliates included, but was not limited to

•the nature, extent, and quality of investment management, shareholder services, distribution services, and other services provided to the Fund;
•the wide range of programs and services the Advisor and other service providers provide to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance compared to appropriate benchmarks and/or peer groups of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similarly-managed funds;
•the Advisor’s compliance policies, procedures, and regulatory experience and those of certain other service providers;
•the Advisor’s strategic plans, generally, and with respect to areas of heightened regulatory interest in the mutual fund industry and certain recent geopolitical and other issues;
•the Advisor’s business continuity plans, vendor management practices, and information security practices;
•the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the Advisor’s financial results of operation;
•possible economies of scale associated with the Advisor’s management of the Fund;
•any collateral benefits derived by the Advisor from the management of the Fund;
•fees and expenses associated with any investment by the Fund in other funds;
•payments to intermediaries by the Fund and the Advisor and services provided by intermediaries in connection therewith; and
•services provided and charges to the Advisor's other investment management clients.

The Board held two meetings to consider the renewal. The independent Directors also met in private session multiple times to review and discuss the information provided in response to their request. The independent Directors held active discussions with the Advisor regarding the renewal of the management agreement, requesting supplemental information, and reviewing information provided by the Advisor in response thereto. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors.
32

In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services which include, without limitation, the following:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•liquidity monitoring and management
•risk management, including information security
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Directors’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and principal investment strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Board discusses with the Advisor the reasons for such results and any actions being taken to improve performance and may conduct special reviews until performance improves. The Fund’s performance was above its benchmark for the three- and five-year periods and below its benchmark for the one- and ten-year periods reviewed by the Board. In relation to industry peers, the Fund was above the median of its peer performance universe as identified by a third-party service provider for the one- and three-year periods and below the median for the five- and ten-year periods. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including information
33

security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), and its financial results of operation. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the terms of the current management agreement. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is sharing economies of scale, to the extent they exist, through its fee structure, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders enhanced and expanded content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage and other transaction fees and expenses relating to acquisition and disposition of portfolio securities, acquired fund fees and expenses, taxes, interest, extraordinary expenses, fund litigation expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Investment Company Act Rule 12b-1. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe. In addition, the Board reviewed the Fund’s position relative to the narrower set of its expense group peers. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this
34

information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. To the extent there are potential collateral benefits, the Board has been advised and has taken this into consideration in its review of the management contract with the Fund. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with prospective clients, service providers, and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and received over time, determined that the terms of the management agreement are fair and reasonable and that the management fee charged to the Fund is reasonable in light of the services provided and that the management agreement between the Fund and the Advisor should be renewed for an additional one-year period.
35

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding at the IRS default rate of 10%.* Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
You may elect a different withholding rate, or request zero withholding, by submitting an acceptable IRS Form W-4R election with your distribution request. You may notify us of your W-4R election by telephone, on our distribution forms, on IRS Form W-4R, or through other acceptable electronic means. If your withholding election is for an automatic withdrawal plan, you have the right to revoke your election at any time and any election you make will remain in effect until revoked by filing a new election.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld according to state regulations if, at the time of your distribution, your tax residency is within one of the mandatory withholding states.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

36

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $4,364,716, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended October 31, 2023.

The fund utilized earnings and profits of $4,364,716 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).
37

Notes
38

Notes
39

Notes
40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2023 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90977 2312

Annual Report

October 31, 2023

Select Fund
Investor Class (TWCIX)
I Class (TWSIX)
Y Class (ASLWX)
A Class (TWCAX)
C Class (ACSLX)
R Class (ASERX)
R5 Class (ASLGX)
R6 Class (ASDEX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ending October 31, 2023. Annual reports help convey important information about fund returns, including market factors that affect performance. For additional investment insights, please visit americancentury.com.

Asset Class Performance Was Mixed as Volatility Reigned

While most asset class returns improved versus the previous fiscal year, investors faced ongoing challenges from a variety of sources. The Federal Reserve (Fed) and other central banks continued to aggressively raise interest rates, and inflation persisted. Additionally, banking industry turmoil, economic uncertainty and geopolitical unrest added to the volatile backdrop.

Overall, investor expectations for the Fed to conclude its rate-hike campaign fueled optimism. Early on, inflation’s steady slowdown, a series of bank failures and mounting recession worries prompted investors to regularly recalibrate their monetary policy outlooks. However, with inflation still higher than central bank targets, the Fed and its developed markets peers continued to raise rates.

By period-end, most central banks had paused their tightening campaigns, leaving government bond yields and interest rates at multiyear highs. While many observers believed the pauses indicated tightening had ended, still-high inflation prompted policymakers to leave their options open. Economic growth remained stronger than expected in the U.S., muddying the Fed’s monetary policy strategy, but it cooled notably in Europe and the U.K.

Despite this volatile backdrop, corporate earnings generally remained better than expected. The broad S&P 500 Index gained 10.14% for the 12-month period. However, returns for size and style indices varied widely. Bond returns in developed markets were modest. Conversely, emerging markets bonds rallied as inflation eased and most central banks ended their tightening campaigns.

Remaining Diligent in Uncertain Times

We expect market volatility to linger as investors navigate a complex environment of persistent inflation, tighter financial conditions and recession risk. In addition, the Israel-Hamas war further complicates the global backdrop and represents another key geopolitical consideration for our investment teams.

Our firm has a long history of helping clients weather unpredictable and volatile markets, and we’re determined to meet today’s challenges. Thank you for your trust and confidence in American Century Investments.

With appreciation and respect,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of October 31, 2023
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWCIX	15.85%	12.71%	12.71%	—	6/30/71
Russell 1000 Growth Index	—	18.95%	14.22%	13.82%	—	—
I Class	TWSIX	16.07%	12.94%	12.94%	—	3/13/97
Y Class	ASLWX	16.24%	13.10%	—	13.68%	4/10/17
A Class	TWCAX					8/8/97
No sales charge		15.54%	12.42%	12.43%	—
With sales charge		8.90%	11.10%	11.76%	—
C Class	ACSLX	14.69%	11.59%	11.59%	—	1/31/03
R Class	ASERX	15.27%	12.15%	12.15%	—	7/29/05
R5 Class	ASLGX	16.08%	12.93%	—	13.50%	4/10/17
R6 Class	ASDEX	16.24%	13.10%	13.11%	—	7/26/13
Average annual returns since inception are presented when ten years of performance history is not available. Fund returns would have been lower if a portion of the fees had not been waived.

C Class shares will automatically convert to A Class shares after being held for approximately eight years. C Class average annual returns do not reflect this conversion.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2013
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2023
Investor Class — $33,088

Russell 1000 Growth Index — $36,502

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class
1.00%	0.80%	0.65%	1.25%	2.00%	1.50%	0.80%	0.65%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
4

Portfolio Commentary

Portfolio Managers: Keith Lee, Michael Li and Chris Krantz

Performance Summary

Select returned 15.85%* for the 12 months ended October 31, 2023, underperforming the 18.95% return of the fund’s benchmark, the Russell 1000 Growth Index.

Stock selection in the health care sector helped drive underperformance relative to the benchmark. Positioning in the information technology sector also detracted. Positioning in the consumer staples and communication services sectors benefited relative performance.

Health Care Stocks Hampered Performance

Pharmaceuticals weighed on performance in the health care sector. Bristol-Myers Squibb’s stock declined after the company reported that several of its drugs missed sales targets because of near-term headwinds. In the biotechnology industry, Biogen’s stock declined after the Food and Drug Administration approved its new drug to treat postpartum depression but not major depressive disorder. Danaher, a life sciences tools and diagnostics company, fell despite management reporting revenue and earnings that beat expectations because of a sharp slowdown in its China and COVID-19 testing businesses. UnitedHealth Group weighed on performance. The stock of the world’s largest private health insurer fell after a company executive said its costs were likely to soar as people resume elective procedures.

In the information technology sector, Microsoft reported better-than-expected revenue and earnings and offered upbeat guidance, with Azure, its cloud unit, growing fastest of the company’s key business segments. Strong revenue growth and tighter cost controls meant margins improved. We have some exposure to the stock but less than the benchmark because of concern about valuation relative to other investment alternatives. Broadcom’s stock rose on the strength of its smartphone and data center businesses and benefited along with other semiconductor stocks from optimism on artificial intelligence opportunities. Our lack of exposure to Broadcom detracted from performance compared with the benchmark.

Consumer Staples Benefited Relative Performance

We were underweight the consumer staples sector, which was helpful as the sector lagged during the period. Stock selection in the sector was also positive. Not owning beverage company PepsiCo was a key contributor.

In communication services, Alphabet was a top contributor. Google’s parent company reported better-than-expected revenue and earnings, aided by signs of growth in digital advertising. Alphabet also benefited from its cloud business and its artificial intelligence focus. Facebook’s parent company Meta Platforms struggled early in our reporting period on weaker advertising revenue amid an economic slowdown and Apple’s privacy changes. Our underweight versus the benchmark was advantageous to relative results.

Elsewhere, semiconductor capital equipment company KLA was another source of strength. We believe the company enjoys a significant advantage over the competition in its area of expertise and also benefits from consolidation in the industry. The company repeatedly beat revenue and earnings expectations.

*All fund returns referenced in this commentary are for Investor Class shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.
5

Fund Characteristics

OCTOBER 31, 2023
Types of Investments in Portfolio	% of net assets
Common Stocks	99.7%
Short-Term Investments	0.1%
Other Assets and Liabilities	0.2%

Top Five Industries	% of net assets
Software	16.2%
Technology Hardware, Storage and Peripherals	13.2%
Interactive Media and Services	11.5%
Semiconductors and Semiconductor Equipment	9.0%
Broadline Retail	6.7%
6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2023 to October 31, 2023.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments mutual fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
7

	Beginning Account Value 5/1/23	Ending Account Value 10/31/23	Expenses Paid During Period(1) 5/1/23 - 10/31/23	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,050.00	$4.86	0.94%
I Class	$1,000	$1,051.00	$3.83	0.74%
Y Class	$1,000	$1,051.80	$3.05	0.59%
A Class	$1,000	$1,048.60	$6.14	1.19%
C Class	$1,000	$1,044.70	$10.00	1.94%
R Class	$1,000	$1,047.40	$7.43	1.44%
R5 Class	$1,000	$1,051.10	$3.83	0.74%
R6 Class	$1,000	$1,051.80	$3.05	0.59%
Hypothetical
Investor Class	$1,000	$1,020.47	$4.79	0.94%
I Class	$1,000	$1,021.48	$3.77	0.74%
Y Class	$1,000	$1,022.23	$3.01	0.59%
A Class	$1,000	$1,019.21	$6.06	1.19%
C Class	$1,000	$1,015.43	$9.86	1.94%
R Class	$1,000	$1,017.95	$7.32	1.44%
R5 Class	$1,000	$1,021.48	$3.77	0.74%
R6 Class	$1,000	$1,022.23	$3.01	0.59%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
8

Schedule of Investments

OCTOBER 31, 2023

	Shares	Value
COMMON STOCKS — 99.7%
Automobiles — 3.0%
Tesla, Inc.(1)	621,100	$124,741,724
Beverages — 2.3%
Constellation Brands, Inc., Class A	263,700	61,745,355
Diageo PLC	917,900	34,711,282
		96,456,637
Biotechnology — 4.2%
Biogen, Inc.(1)	216,400	51,403,656
Regeneron Pharmaceuticals, Inc.(1)	77,300	60,285,497
Vertex Pharmaceuticals, Inc.(1)	172,800	62,572,608
		174,261,761
Broadline Retail — 6.7%
Amazon.com, Inc.(1)	2,070,600	275,576,154
Capital Markets — 1.4%
MSCI, Inc.	126,300	59,556,765
Commercial Services and Supplies — 0.5%
VERALTO Corp.(1)	308,200	21,265,800
Consumer Staples Distribution & Retail — 1.8%
Costco Wholesale Corp.	130,200	71,927,688
Energy Equipment and Services — 1.2%
ChampionX Corp.	1,556,800	47,949,440
Entertainment — 0.6%
Electronic Arts, Inc.	184,800	22,876,392
Financial Services — 6.7%
Mastercard, Inc., Class A	470,100	176,922,135
PayPal Holdings, Inc.(1)	183,700	9,515,660
Visa, Inc., Class A	377,100	88,656,210
		275,094,005
Ground Transportation — 0.4%
Canadian Pacific Kansas City Ltd.	204,000	14,484,110
Health Care Equipment and Supplies — 1.1%
GE HealthCare Technologies, Inc.	425,300	28,312,221
Penumbra, Inc.(1)	90,400	17,279,960
		45,592,181
Health Care Providers and Services — 3.7%
UnitedHealth Group, Inc.	287,300	153,866,388
Hotels, Restaurants and Leisure — 1.6%
Airbnb, Inc., Class A(1)	378,500	44,772,765
Starbucks Corp.	226,200	20,864,688
		65,637,453
Insurance — 0.7%
Progressive Corp.	188,700	29,831,583
Interactive Media and Services — 11.5%
Alphabet, Inc., Class A(1)	1,656,400	205,526,112
Alphabet, Inc., Class C(1)	1,451,400	181,860,420
Meta Platforms, Inc., Class A(1)	292,500	88,121,475
		475,508,007
9

	Shares	Value
Life Sciences Tools and Services — 0.9%
Danaher Corp.	199,600	$38,327,192
Machinery — 4.5%
FANUC Corp.	273,900	6,797,211
Graco, Inc.	906,600	67,405,710
Lincoln Electric Holdings, Inc.	188,200	32,897,360
Middleby Corp.(1)	253,100	28,567,397
Otis Worldwide Corp.	620,500	47,908,805
		183,576,483
Personal Care Products — 0.1%
Estee Lauder Cos., Inc., Class A	32,400	4,175,388
Pharmaceuticals — 2.1%
Bristol-Myers Squibb Co.	793,200	40,873,596
Eli Lilly & Co.	79,200	43,871,256
		84,744,852
Professional Services — 0.2%
Verisk Analytics, Inc.	43,200	9,821,952
Semiconductors and Semiconductor Equipment — 9.0%
Analog Devices, Inc.	463,300	72,890,989
KLA Corp.	97,500	45,795,750
NVIDIA Corp.	515,100	210,057,780
Texas Instruments, Inc.	301,100	42,759,211
		371,503,730
Software — 16.2%
Adobe, Inc.(1)	104,200	55,440,652
Atlassian Corp., Class A(1)	259,700	46,912,208
Autodesk, Inc.(1)	199,200	39,367,896
Crowdstrike Holdings, Inc., Class A(1)	227,000	40,126,790
Microsoft Corp.	1,070,000	361,777,700
Roper Technologies, Inc.	134,000	65,468,380
Salesforce, Inc.(1)	198,500	39,864,755
Zscaler, Inc.(1)	120,600	19,138,014
		668,096,395
Specialized REITs — 1.3%
American Tower Corp.	149,800	26,692,862
Equinix, Inc.	36,400	26,558,896
		53,251,758
Specialty Retail — 3.6%
Home Depot, Inc.	133,600	38,034,584
Lowe's Cos., Inc.	346,600	66,051,562
TJX Cos., Inc.	364,500	32,101,515
Tractor Supply Co.	60,800	11,707,648
		147,895,309
Technology Hardware, Storage and Peripherals — 13.2%
Apple, Inc.	3,187,000	544,243,990
Textiles, Apparel and Luxury Goods — 1.2%
NIKE, Inc., Class B	485,500	49,894,835
TOTAL COMMON STOCKS (Cost $1,750,882,072)		4,110,157,972
SHORT-TERM INVESTMENTS — 0.1%
Money Market Funds†
State Street Institutional U.S. Government Money Market Fund, Premier Class	13,063	13,063
10

	Shares	Value
Repurchase Agreements — 0.1%
BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.50% - 4.00%, 11/30/28 - 11/15/52, valued at $262,511), in a joint trading account at 5.26%, dated 10/31/23, due 11/1/23 (Delivery value $256,331)		$256,294
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.375%, 10/15/28, valued at $3,293,590), at 5.28%, dated 10/31/23, due 11/1/23 (Delivery value $3,229,474)		3,229,000
		3,485,294
TOTAL SHORT-TERM INVESTMENTS (Cost $3,498,357)		3,498,357
TOTAL INVESTMENT SECURITIES — 99.8% (Cost $1,754,380,429)		4,113,656,329
OTHER ASSETS AND LIABILITIES — 0.2%		8,502,931
TOTAL NET ASSETS — 100.0%		$4,122,159,260

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	529,424	USD	392,931	Goldman Sachs & Co.	12/22/23	$(10,814)
CAD	2,195,536	USD	1,614,279	Goldman Sachs & Co.	12/22/23	(29,630)
CAD	405,552	USD	294,081	Goldman Sachs & Co.	12/22/23	(1,369)
USD	12,418,930	CAD	16,745,064	Goldman Sachs & Co.	12/22/23	333,016
USD	294,530	CAD	408,408	Goldman Sachs & Co.	12/22/23	(242)
						$290,961

NOTES TO SCHEDULE OF INVESTMENTS
CAD	–	Canadian Dollar
USD	–	United States Dollar
†Category is less than 0.05% of total net assets.
(1)Non-income producing.

See Notes to Financial Statements.
11

Statement of Assets and Liabilities

OCTOBER 31, 2023
Assets
Investment securities, at value (cost of $1,754,380,429)	$4,113,656,329
Receivable for investments sold	9,846,389
Receivable for capital shares sold	652,412
Unrealized appreciation on forward foreign currency exchange contracts	333,016
Dividends and interest receivable	1,848,079
4,126,336,225

Liabilities
Payable for capital shares redeemed	852,776
Unrealized depreciation on forward foreign currency exchange contracts	42,055
Accrued management fees	3,264,853
Distribution and service fees payable	17,281
4,176,965

Net Assets	$4,122,159,260

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,523,813,639
Distributable earnings (loss)	2,598,345,621
$4,122,159,260

	Net Assets	Shares Outstanding	Net Asset Value Per Share*
Investor Class, $0.01 Par Value	$3,741,138,090	40,653,154	$92.03
I Class, $0.01 Par Value	$146,334,965	1,536,937	$95.21
Y Class, $0.01 Par Value	$97,252,325	1,012,502	$96.05
A Class, $0.01 Par Value	$61,960,631	705,268	$87.85
C Class, $0.01 Par Value	$2,302,906	32,315	$71.26
R Class, $0.01 Par Value	$3,511,909	41,067	$85.52
R5 Class, $0.01 Par Value	$11,522	121	$95.22
R6 Class, $0.01 Par Value	$69,646,912	726,228	$95.90
*Maximum offering price per share was equal to the net asset value per share for all share classes, except A Class, for which the maximum offering price per share was $93.21 (net asset value divided by 0.9425). A contingent deferred sales charge may be imposed on redemptions of A Class and C Class.

See Notes to Financial Statements.
12

Statement of Operations

YEAR ENDED OCTOBER 31, 2023
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $77,557)	$31,709,563
Interest	1,287,196
Securities lending, net	301,012
33,297,771

Expenses:
Management fees	38,778,878
Distribution and service fees:
A Class	143,171
C Class	25,744
R Class	20,176
Directors' fees and expenses	134,663
Other expenses	1,802
39,104,434
Fees waived(1)	(2,171,167)
36,933,267

Net investment income (loss)	(3,635,496)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	249,830,879
Forward foreign currency exchange contract transactions	91,929
Written options contract transactions	1,014,480
Foreign currency translation transactions	(2,067)
250,935,221

Change in net unrealized appreciation (depreciation) on:
Investments	325,704,275
Forward foreign currency exchange contracts	178,603
Written options contracts	(112,628)
Translation of assets and liabilities in foreign currencies	6,997
325,777,247

Net realized and unrealized gain (loss)	576,712,468

Net Increase (Decrease) in Net Assets Resulting from Operations	$573,076,972
(1)Amount consists of $1,980,427, $74,654, $45,988, $31,028, $1,389, $2,187, $6 and $35,488 for Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and R6 Class, respectively.

See Notes to Financial Statements.
13

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2023 AND OCTOBER 31, 2022
Increase (Decrease) in Net Assets	October 31, 2023	October 31, 2022
Operations
Net investment income (loss)	$(3,635,496)	$(11,718,738)
Net realized gain (loss)	250,935,221	343,453,191
Change in net unrealized appreciation (depreciation)	325,777,247	(1,516,001,847)
Net increase (decrease) in net assets resulting from operations	573,076,972	(1,184,267,394)

Distributions to Shareholders
From earnings:
Investor Class	(300,981,895)	(367,899,374)
I Class	(10,057,502)	(11,838,751)
Y Class	(5,975,720)	(7,876,454)
A Class	(4,699,301)	(5,779,062)
C Class	(284,405)	(386,505)
R Class	(349,201)	(370,140)
R5 Class	(856)	(978)
R6 Class	(4,781,866)	(492,899)
Decrease in net assets from distributions	(327,130,746)	(394,644,163)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	152,592,387	183,740,003

Net increase (decrease) in net assets	398,538,613	(1,395,171,554)

Net Assets
Beginning of period	3,723,620,647	5,118,792,201
End of period	$4,122,159,260	$3,723,620,647

See Notes to Financial Statements.
14

Notes to Financial Statements

OCTOBER 31, 2023

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Select Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Directors oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Convertible bonds are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded options contracts are valued at a mean as provided by independent pricing services. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause the fund to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

15

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The valuation designee also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that it deems appropriate. The valuation designee may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

16

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation's investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund's assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts), as well as exchange-traded funds managed by the investment advisor, that use very similar investment teams and strategies (strategy assets). From November 1, 2022 through July 31, 2023, the investment advisor agreed to waive a portion of the fund’s management fee such that the management fee does not exceed 0.937% for Investor Class, A Class, C Class and R Class, 0.737% for I Class and R5 Class, and 0.587% for Y Class and R6 Class. Effective August 1, 2023, the investment advisor agreed to waive a portion of the fund’s management fee such that the management fee does not exceed 0.928% for Investor Class, A Class, C Class and R Class, 0.728% for I Class and R5 Class, and 0.578% for Y Class and R6 Class. The investment advisor expects this waiver arrangement to continue until July 31, 2024 and cannot terminate it prior to such date without the approval of the Board of Directors.

17

The management fee schedule range and the effective annual management fee before and after waiver for each class for the period ended October 31, 2023 are as follows:

	Management Fee Schedule Range	Effective Annual Management Fee
		Before Waiver	After Waiver
Investor Class	0.800% to 0.990%	0.99%	0.94%
I Class	0.600% to 0.790%	0.79%	0.74%
Y Class	0.450% to 0.640%	0.64%	0.59%
A Class	0.800% to 0.990%	0.99%	0.94%
C Class	0.800% to 0.990%	0.99%	0.94%
R Class	0.800% to 0.990%	0.99%	0.94%
R5 Class	0.600% to 0.790%	0.79%	0.74%
R6 Class	0.450% to 0.640%	0.64%	0.59%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended October 31, 2023 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund's officers do not receive compensation from the fund.

Other Expenses — A fund’s other expenses may include interest charges, clearing exchange fees, proxy solicitation expenses, fees associated with the recovery of foreign tax reclaims and other miscellaneous expenses.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund sales were $3,861,957 and there were no interfund purchases. The effect of interfund transactions on the Statement of Operations was $3,756,087 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended October 31, 2023 were $570,130,836 and $681,720,861, respectively.

18

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2023		Year ended October 31, 2022
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	475,000,000		475,000,000
Sold	976,277	$88,329,108	961,456	$97,839,389
Issued in reinvestment of distributions	3,720,926	285,842,677	3,012,004	350,115,324
Redeemed	(3,098,095)	(272,712,253)	(3,355,187)	(334,401,604)
	1,599,108	101,459,532	618,273	113,553,109
I Class/Shares Authorized	40,000,000		40,000,000
Sold	425,730	37,948,863	290,331	29,975,712
Issued in reinvestment of distributions	120,626	9,570,439	94,457	11,283,831
Redeemed	(341,985)	(31,586,054)	(281,924)	(28,747,163)
	204,371	15,933,248	102,864	12,512,380
Y Class/Shares Authorized	25,000,000		30,000,000
Sold	381,128	34,369,699	195,249	20,961,209
Issued in reinvestment of distributions	74,022	5,917,295	65,028	7,809,242
Redeemed	(202,482)	(17,866,164)	(311,173)	(32,029,898)
	252,668	22,420,830	(50,896)	(3,259,447)
A Class/Shares Authorized	30,000,000		30,000,000
Sold	133,927	11,603,275	63,203	6,035,283
Issued in reinvestment of distributions	62,534	4,595,613	50,370	5,639,954
Redeemed	(101,631)	(8,695,169)	(110,162)	(10,511,367)
	94,830	7,503,719	3,411	1,163,870
C Class/Shares Authorized	20,000,000		20,000,000
Sold	6,103	429,552	4,731	394,505
Issued in reinvestment of distributions	4,615	276,897	4,031	379,383
Redeemed	(15,408)	(1,107,555)	(12,297)	(943,621)
	(4,690)	(401,106)	(3,535)	(169,733)
R Class/Shares Authorized	20,000,000		20,000,000
Sold	17,295	1,481,435	11,613	1,074,576
Issued in reinvestment of distributions	4,852	347,831	3,372	370,140
Redeemed	(25,315)	(2,098,827)	(8,546)	(800,152)
	(3,168)	(269,561)	6,439	644,564
R5 Class/Shares Authorized	20,000,000		20,000,000
Issued in reinvestment of distributions	11	856	8	978
R6 Class/Shares Authorized	30,000,000		30,000,000
Sold	175,160	16,742,040	626,176	61,006,124
Issued in reinvestment of distributions	59,852	4,776,814	4,066	487,636
Redeemed	(167,811)	(15,573,985)	(22,329)	(2,199,478)
	67,201	5,944,869	607,913	59,294,282
Net increase (decrease)	2,210,331	$152,592,387	1,284,477	$183,740,003

19

6. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund's portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$4,054,165,369	$55,992,603	—
Short-Term Investments	13,063	3,485,294	—
	$4,054,178,432	$59,477,897	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$333,016	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$42,055	—

20

7. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into options contracts based on an equity index or specific security in order to manage its exposure to changes in market conditions. The risks of entering into equity price risk derivative instruments include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. A fund may purchase or write an option contract to protect against declines in market value on the underlying index or security. A purchased option contract provides the fund a right, but not an obligation, to buy (call) or sell (put) an equity-related asset at a specified exercise price within a certain period or on a specific date. A written option contract holds the corresponding obligation to sell (call writing) or buy (put writing) the underlying equity-related asset if the purchaser exercises the option contract. The buyer pays the seller an initial purchase price (premium) for this right. Option contracts purchased by a fund are accounted for in the same manner as marketable portfolio securities. The premium received by a fund for option contracts written is recorded as a liability and valued daily. The proceeds from securities sold through the exercise of option contracts are decreased by the premium paid to purchase the option contracts. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. A fund may recognize a realized gain or loss when the option contract is closed, exercised or expires. Net realized and unrealized gains or losses occurring during the holding period of purchased options contracts are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively. Net realized and unrealized gains or losses occurring during the holding period of written options contracts are a component of net realized gain (loss) on written options contract transactions and change in net unrealized appreciation (depreciation) on written options contracts, respectively. The fund’s average exposure to equity price risk derivative instruments held during the period was 718 written options contracts.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $13,544,079.

Value of Derivative Instruments as of October 31, 2023

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	$333,016	Unrealized depreciation on forward foreign currency exchange contracts	$42,055

21

Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2023

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Equity Price Risk	Net realized gain (loss) on written options contract transactions	$1,014,480	Change in net unrealized appreciation (depreciation) on written options contracts	$(112,628)
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	91,929	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	178,603
		$1,106,409		$65,975

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

9. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2023 and October 31, 2022 were as follows:

	2023	2022
Distributions Paid From
Ordinary income	—	—
Long-term capital gains	$327,130,746	$394,644,163

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,756,427,323
Gross tax appreciation of investments	$2,391,347,241
Gross tax depreciation of investments	(34,118,235)
Net tax appreciation (depreciation) of investments	2,357,229,006
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(3,535)
Net tax appreciation (depreciation)	$2,357,225,471
Undistributed ordinary income	—
Accumulated long-term gains	$245,382,307
Late-year ordinary loss deferral	$(4,262,157)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.
22

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations*:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2023	$87.50	(0.09)	12.42	12.33	—	(7.80)	(7.80)	$92.03	15.85%	0.94%	0.99%	(0.11)%	(0.16)%	14%	$3,741,138
2022	$124.12	(0.28)	(26.71)	(26.99)	—	(9.63)	(9.63)	$87.50	(23.66)%	0.96%	1.00%	(0.28)%	(0.32)%	15%	$3,417,398
2021	$93.93	(0.40)	36.91	36.51	—	(6.32)	(6.32)	$124.12	40.63%	0.97%	0.99%	(0.37)%	(0.39)%	11%	$4,770,672
2020	$78.58	(0.13)	19.83	19.70	—	(4.35)	(4.35)	$93.93	26.10%	0.97%	0.99%	(0.15)%	(0.17)%	16%	$3,596,722
2019	$73.74	—(3)	10.42	10.42	(0.03)	(5.55)	(5.58)	$78.58	15.98%	0.97%	0.99%	0.00%(4)	(0.02)%	17%	$3,054,007
I Class
2023	$90.09	0.08	12.84	12.92	—	(7.80)	(7.80)	$95.21	16.07%	0.74%	0.79%	0.09%	0.04%	14%	$146,335
2022	$127.27	(0.08)	(27.47)	(27.55)	—	(9.63)	(9.63)	$90.09	(23.51)%	0.76%	0.80%	(0.08)%	(0.12)%	15%	$120,051
2021	$95.99	(0.19)	37.79	37.60	—	(6.32)	(6.32)	$127.27	40.90%	0.77%	0.79%	(0.17)%	(0.19)%	11%	$156,502
2020	$80.06	0.05	20.23	20.28	—	(4.35)	(4.35)	$95.99	26.35%	0.77%	0.79%	0.05%	0.03%	16%	$119,954
2019	$75.02	0.13	10.63	10.76	(0.17)	(5.55)	(5.72)	$80.06	16.22%	0.77%	0.79%	0.20%	0.18%	17%	$105,310

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations*:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Y Class
2023	$90.69	0.22	12.94	13.16	—	(7.80)	(7.80)	$96.05	16.24%	0.59%	0.64%	0.24%	0.19%	14%	$97,252
2022	$127.87	0.07	(27.62)	(27.55)	—	(9.63)	(9.63)	$90.69	(23.39)%	0.61%	0.65%	0.07%	0.03%	15%	$68,908
2021	$96.28	(0.03)	37.94	37.91	—	(6.32)	(6.32)	$127.87	41.11%	0.62%	0.64%	(0.02)%	(0.04)%	11%	$103,669
2020	$80.17	0.16	20.30	20.46	—	(4.35)	(4.35)	$96.28	26.55%	0.62%	0.64%	0.20%	0.18%	16%	$72,595
2019	$75.13	0.22	10.64	10.86	(0.27)	(5.55)	(5.82)	$80.17	16.38%	0.62%	0.64%	0.35%	0.33%	17%	$46,034
A Class
2023	$84.10	(0.31)	11.86	11.55	—	(7.80)	(7.80)	$87.85	15.54%	1.19%	1.24%	(0.36)%	(0.41)%	14%	$61,961
2022	$119.94	(0.51)	(25.70)	(26.21)	—	(9.63)	(9.63)	$84.10	(23.85)%	1.21%	1.25%	(0.53)%	(0.57)%	15%	$51,336
2021	$91.18	(0.65)	35.73	35.08	—	(6.32)	(6.32)	$119.94	40.26%	1.22%	1.24%	(0.62)%	(0.64)%	11%	$72,806
2020	$76.58	(0.33)	19.28	18.95	—	(4.35)	(4.35)	$91.18	25.79%	1.22%	1.24%	(0.40)%	(0.42)%	16%	$54,558
2019	$72.15	(0.18)	10.16	9.98	—	(5.55)	(5.55)	$76.58	15.69%	1.22%	1.24%	(0.25)%	(0.27)%	17%	$42,013
C Class
2023	$70.21	(0.76)	9.61	8.85	—	(7.80)	(7.80)	$71.26	14.69%	1.94%	1.99%	(1.11)%	(1.16)%	14%	$2,303
2022	$102.40	(1.05)	(21.51)	(22.56)	—	(9.63)	(9.63)	$70.21	(24.42)%	1.96%	2.00%	(1.28)%	(1.32)%	15%	$2,598
2021	$79.23	(1.21)	30.70	29.49	—	(6.32)	(6.32)	$102.40	39.23%	1.97%	1.99%	(1.37)%	(1.39)%	11%	$4,151
2020	$67.55	(0.82)	16.85	16.03	—	(4.35)	(4.35)	$79.23	24.85%	1.97%	1.99%	(1.15)%	(1.17)%	16%	$5,390
2019	$64.79	(0.63)	8.94	8.31	—	(5.55)	(5.55)	$67.55	14.82%	1.97%	1.99%	(1.00)%	(1.02)%	17%	$5,523

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations*:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2023	$82.26	(0.51)	11.57	11.06	—	(7.80)	(7.80)	$85.52	15.27%	1.44%	1.49%	(0.61)%	(0.66)%	14%	$3,512
2022	$117.80	(0.74)	(25.17)	(25.91)	—	(9.63)	(9.63)	$82.26	(24.04)%	1.46%	1.50%	(0.78)%	(0.82)%	15%	$3,639
2021	$89.86	(0.90)	35.16	34.26	—	(6.32)	(6.32)	$117.80	39.92%	1.47%	1.49%	(0.87)%	(0.89)%	11%	$4,452
2020	$75.71	(0.53)	19.03	18.50	—	(4.35)	(4.35)	$89.86	25.48%	1.47%	1.49%	(0.65)%	(0.67)%	16%	$3,384
2019	$71.56	(0.36)	10.06	9.70	—	(5.55)	(5.55)	$75.71	15.40%	1.47%	1.49%	(0.50)%	(0.52)%	17%	$3,019
R5 Class
2023	$90.09	0.09	12.84	12.93	—	(7.80)	(7.80)	$95.22	16.08%	0.74%	0.79%	0.09%	0.04%	14%	$12
2022	$127.28	(0.08)	(27.48)	(27.56)	—	(9.63)	(9.63)	$90.09	(23.51)%	0.76%	0.80%	(0.08)%	(0.12)%	15%	$10
2021	$95.99	(0.18)	37.79	37.61	—	(6.32)	(6.32)	$127.28	40.91%	0.77%	0.79%	(0.17)%	(0.19)%	11%	$13
2020	$80.07	0.03	20.24	20.27	—	(4.35)	(4.35)	$95.99	26.34%	0.77%	0.79%	0.05%	0.03%	16%	$9
2019	$75.04	0.13	10.62	10.75	(0.17)	(5.55)	(5.72)	$80.07	16.20%	0.77%	0.79%	0.20%	0.18%	17%	$7
R6 Class
2023	$90.56	0.22	12.92	13.14	—	(7.80)	(7.80)	$95.90	16.24%	0.59%	0.64%	0.24%	0.19%	14%	$69,647
2022	$127.70	0.06	(27.57)	(27.51)	—	(9.63)	(9.63)	$90.56	(23.39)%	0.61%	0.65%	0.07%	0.03%	15%	$59,681
2021	$96.16	(0.02)	37.88	37.86	—	(6.32)	(6.32)	$127.70	41.11%	0.62%	0.64%	(0.02)%	(0.04)%	11%	$6,527
2020	$80.08	0.16	20.27	20.43	—	(4.35)	(4.35)	$96.16	26.54%	0.62%	0.64%	0.20%	0.18%	16%	$4,256
2019	$75.05	0.25	10.60	10.85	(0.27)	(5.55)	(5.82)	$80.08	16.39%	0.62%	0.64%	0.35%	0.33%	17%	$2,544

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)Per-share amount was less than $0.005.
(4)Ratio was less than 0.005%.
*The amount shown for a share outstanding throughout the period may not correlate with the Statement(s) of Operations or precisely reflect the class expense differentials due to the timing of transactions in shares of a fund in relation to income earned and/or fluctuations in the fair value of a fund's investments.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders of the Select Fund and the Board of Directors of American Century Mutual Funds, Inc.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Select Fund (the “Fund”), one of the funds constituting the American Century Mutual Funds, Inc., as of October 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
December 18, 2023

We have served as the auditor of one or more American Century investment companies since 1997.
27

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday.
Jonathan S.Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Brian Bulatao (1964)	Director	Since 2022	Chief Administrative Officer, Activision Blizzard, Inc. (2021 to present); Under Secretary of State for Management, U.S. Department of State (2018 to 2021); Chief Operating Officer, Central Intelligence Agency (2017 to 2018)	65	None
Thomas W. Bunn (1953)	Director	Since 2017	Retired	65	None
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	65	Alleghany Corporation (2021 to 2022)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	65	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	65	None
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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	65	MGP Ingredients, Inc. (2019 to 2021)
Jan M. Lewis (1957)	Director and Board Chair	Since 2011 (Board Chair since 2022)	Retired	65	None
Gary C. Meltzer (1963)	Director	Since 2022	Advisor, Pontoro (2021 to present); Executive Advisor, Consultant and Investor, Harris Ariel Advisory LLC (2020 to present); Managing Partner, PricewaterhouseCoopers LLP (1985 to 2020)	65	ExcelFin Acquisition Corp., Apollo Realty Income Solutions, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired	115	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	147	None
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.
29

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018; Vice President since 2023	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present). Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
Cihan Kasikara (1974)	Vice President since 2023	Senior Vice President, ACS (2022 to present); Treasurer, ACS (2023 to present); Vice President, ACS (2020 to 2022); Vice President, Franklin Templeton (2015 to 2020)
Kathleen Gunja Nelson (1976)	Vice President since 2023	Vice President, ACS (2017 to present)
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

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Approval of Management Agreement

At a meeting held on June 28, 2023, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under the Investment Company Act of 1940 (the “Investment Company Act”), contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s Directors, including a majority of the independent Directors.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed data and information compiled by the Advisor and certain independent data providers concerning the Fund. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the information that the Board and its committees receive and consider over time.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor and its affiliates included, but was not limited to

•the nature, extent, and quality of investment management, shareholder services, distribution services, and other services provided to the Fund;
•the wide range of programs and services the Advisor and other service providers provide to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance compared to appropriate benchmarks and/or peer groups of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similarly-managed funds;
•the Advisor’s compliance policies, procedures, and regulatory experience and those of certain other service providers;
•the Advisor’s strategic plans, generally, and with respect to areas of heightened regulatory interest in the mutual fund industry and certain recent geopolitical and other issues;
•the Advisor’s business continuity plans, vendor management practices, and information security practices;
•the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the Advisor’s financial results of operation;
•possible economies of scale associated with the Advisor’s management of the Fund;
•any collateral benefits derived by the Advisor from the management of the Fund;
•fees and expenses associated with any investment by the Fund in other funds;
•payments to intermediaries by the Fund and the Advisor and services provided by intermediaries in connection therewith; and
•services provided and charges to the Advisor's other investment management clients.

The Board held two meetings to consider the renewal. The independent Directors also met in private session multiple times to review and discuss the information provided in response to their request. The independent Directors held active discussions with the Advisor regarding the renewal of the management agreement, requesting supplemental information, and reviewing information provided by the Advisor in response thereto. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:
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Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services which include, without limitation, the following:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•liquidity monitoring and management
•risk management, including information security
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Directors’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and principal investment strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Board discusses with the Advisor the reasons for such results and any actions being taken to improve performance and may conduct special reviews until performance improves. The Fund’s performance was above its benchmark for the one-year period and below its benchmark for the three-, five-, and ten-year periods reviewed by the Board. In relation to industry peers, the Fund was above the median of its peer performance universe as identified by a third-party service provider for the one-, three-, five-, and ten-year periods. The Board discussed the Fund's performance with the Advisor, including steps being taken to address underperformance, and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including information security), new products and services offered to Fund shareholders, securities trading activities,
32

portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), and its financial results of operation. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the terms of the current management agreement. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is sharing economies of scale, to the extent they exist, through its fee structure, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders enhanced and expanded content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow. Assets of various classes of the same Fund or similarly-managed products are combined with the assets of the Fund to help achieve those breakpoints.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage and other transaction fees and expenses relating to acquisition and disposition of portfolio securities, acquired fund fees and expenses, taxes, interest, extraordinary expenses, fund litigation expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Investment Company Act Rule 12b-1. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe. In addition, the Board reviewed the Fund’s position relative to the narrower set of its expense group peers. The Board and the Advisor agreed to a temporary reduction of the Fund's annual unified management fee such that the Investor Class management fee not exceed 0.928% for at least one year beginning August 1, 2023. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

33

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. To the extent there are potential collateral benefits, the Board has been advised and has taken this into consideration in its review of the management contract with the Fund. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with prospective clients, service providers, and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and received over time, determined that the terms of the management agreement are fair and reasonable and that the management fee charged to the Fund is reasonable in light of the services provided and that the management agreement between the Fund and the Advisor should be renewed for an additional one-year period.
34

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding at the IRS default rate of 10%.* Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
You may elect a different withholding rate, or request zero withholding, by submitting an acceptable IRS Form W-4R election with your distribution request. You may notify us of your W-4R election by telephone, on our distribution forms, on IRS Form W-4R, or through other acceptable electronic means. If your withholding election is for an automatic withdrawal plan, you have the right to revoke your election at any time and any election you make will remain in effect until revoked by filing a new election.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld according to state regulations if, at the time of your distribution, your tax residency is within one of the mandatory withholding states.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.
35

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $334,649,500, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended October 31, 2023.

The fund utilized earnings and profits of $7,518,754 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).
36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2023 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90969 2312

Annual Report

October 31, 2023

Small Cap Growth Fund
Investor Class (ANOIX)
I Class (ANONX)
Y Class (ANOYX)
A Class (ANOAX)
C Class (ANOCX)
R Class (ANORX)
R5 Class (ANOGX)
R6 Class (ANODX)
G Class (ANOHX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ending October 31, 2023. Annual reports help convey important information about fund returns, including market factors that affect performance. For additional investment insights, please visit americancentury.com.

Asset Class Performance Was Mixed as Volatility Reigned

While most asset class returns improved versus the previous fiscal year, investors faced ongoing challenges from a variety of sources. The Federal Reserve (Fed) and other central banks continued to aggressively raise interest rates, and inflation persisted. Additionally, banking industry turmoil, economic uncertainty and geopolitical unrest added to the volatile backdrop.

Overall, investor expectations for the Fed to conclude its rate-hike campaign fueled optimism. Early on, inflation’s steady slowdown, a series of bank failures and mounting recession worries prompted investors to regularly recalibrate their monetary policy outlooks. However, with inflation still higher than central bank targets, the Fed and its developed markets peers continued to raise rates.

By period-end, most central banks had paused their tightening campaigns, leaving government bond yields and interest rates at multiyear highs. While many observers believed the pauses indicated tightening had ended, still-high inflation prompted policymakers to leave their options open. Economic growth remained stronger than expected in the U.S., muddying the Fed’s monetary policy strategy, but it cooled notably in Europe and the U.K.

Despite this volatile backdrop, corporate earnings generally remained better than expected. The broad S&P 500 Index gained 10.14% for the 12-month period. However, returns for size and style indices varied widely. Bond returns in developed markets were modest. Conversely, emerging markets bonds rallied as inflation eased and most central banks ended their tightening campaigns.

Remaining Diligent in Uncertain Times

We expect market volatility to linger as investors navigate a complex environment of persistent inflation, tighter financial conditions and recession risk. In addition, the Israel-Hamas war further complicates the global backdrop and represents another key geopolitical consideration for our investment teams.

Our firm has a long history of helping clients weather unpredictable and volatile markets, and we’re determined to meet today’s challenges. Thank you for your trust and confidence in American Century Investments.

With appreciation and respect,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of October 31, 2023
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ANOIX	-5.83%	7.43%	8.46%	—	6/1/01
Russell 2000 Growth Index	—	-7.63%	2.68%	5.67%	—	—
I Class	ANONX	-5.61%	7.64%	8.68%	—	5/18/07
Y Class	ANOYX	-5.47%	7.81%	—	9.75%	4/10/17
A Class	ANOAX					1/31/03
No sales charge		-6.05%	7.18%	8.19%	—
With sales charge		-11.45%	5.91%	7.56%	—
C Class	ANOCX	-6.79%	6.36%	7.38%	—	1/31/03
R Class	ANORX	-6.24%	6.90%	7.92%	—	9/28/07
R5 Class	ANOGX	-5.66%	7.65%	—	9.58%	4/10/17
R6 Class	ANODX	-5.47%	7.81%	8.84%	—	7/26/13
G Class	ANOHX	-4.74%	—	—	7.56%	4/1/19
Average annual returns since inception are presented when ten years of performance history is not available. G Class returns would have been lower if a portion of the fees had not been waived.

C Class shares will automatically convert to A Class shares after being held for approximately eight years. C Class average annual returns do not reflect this conversion.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2013
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2023
Investor Class — $22,536

Russell 2000 Growth Index — $17,362

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class	G Class
1.17%	0.97%	0.82%	1.42%	2.17%	1.67%	0.97%	0.82%	0.82%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
4

Portfolio Commentary

Portfolio Managers: Jackie Wagner and Jeff Hoernemann

Performance Summary

Small Cap Growth returned -5.83%* for the 12 months ended October 31, 2023, versus the -7.63% return of the fund’s benchmark, the Russell 2000 Growth Index. The fund’s return reflects operating expenses, while the index return does not.

Stock choices within the information technology, energy and consumer discretionary sectors benefited performance relative to the benchmark. Stock selection in the consumer staples and health care sectors detracted.

Information Technology Was The Top Contributor

Stock choices in software led outperformance in the information technology sector. Manhattan Associates, a provider of warehouse management software, saw an acceleration by customers moving from on-premise to its cloud offering. Elsewhere in the sector, Lattice Semiconductor, which develops programmable logic devices for a variety of end markets, benefited from broad-based design wins, higher average selling prices, greater software content and market share gains.

Stock selection in the energy sector was positive, led by Weatherford International. This oil field services company reported strong revenue and earnings and raised guidance. Weatherford also benefited from a rise in the spot price of crude oil.

Other top contributors included Clean Harbors. This environmental cleanup and industrial waste management service provider reported better-than-expected earnings and offered strong long-term financial forecasts. Ollie’s Bargain Outlet Holdings is a value-oriented off-price retailer that operates a warehouse-style format focused on brand-name merchandise sold at discount prices. Ollie’s benefited as budget-conscious consumers looked for deals on household purchases.

Consumer Staples Weighed on Performance

Stock selection in the consumer staples sector detracted. SunOpta, a manufacturer of plant- and fruit-based beverages and ingredients, was hurt by category softness and slower ramp-up of new business in its plant-based milk alternatives. Results for The Beauty Health Co., a medical devices company focused on aesthetics, were worse than expected due to weak system sales. We eliminated both holdings.

Health care hampered relative performance due to stock choices. Silk Road Medical, a maker of cardiovascular devices, saw a slowdown in the uptake of its less-invasive solution for carotid artery opening. The underperformance also reflects concerns that a Centers for Medicare and Medicaid Services coverage decision on carotid artery stenting could lead to an increase in the use of that alternative technology in the future. We eliminated the holding.

Other significant detractors included Driven Brands Holdings. Consumers focused on necessities and pulled back on some discretionary spending such as carwashes, hurting this automotive-services franchisor. In addition, integration issues with the recent acquisitions in the carwash and automotive glass segments are causing near-term and midterm execution challenges. We eliminated Driven Brands. Not owning benchmark component Super Micro Computer, a distributor and manufacturer of high-performance supercomputer technologies, detracted. The company benefited from the generative artificial intelligence themes.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.
5

Fund Characteristics

OCTOBER 31, 2023
Types of Investments in Portfolio	% of net assets
Common Stocks	97.4%
Short-Term Investments	2.7%
Other Assets and Liabilities	(0.1)%

Top Five Industries	% of net assets
Software	10.1%
Biotechnology	8.1%
Health Care Providers and Services	5.7%
Semiconductors and Semiconductor Equipment	5.4%
Health Care Equipment and Supplies	5.1%
6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2023 to October 31, 2023.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments mutual fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

7

	Beginning Account Value 5/1/23	Ending Account Value 10/31/23	Expenses Paid During Period(1) 5/1/23 - 10/31/23	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$900.80	$5.56	1.16%
I Class	$1,000	$901.60	$4.60	0.96%
Y Class	$1,000	$902.60	$3.88	0.81%
A Class	$1,000	$899.80	$6.75	1.41%
C Class	$1,000	$896.20	$10.32	2.16%
R Class	$1,000	$898.80	$7.94	1.66%
R5 Class	$1,000	$901.20	$4.60	0.96%
R6 Class	$1,000	$902.10	$3.88	0.81%
G Class	$1,000	$905.90	$0.00	0.00%(2)
Hypothetical
Investor Class	$1,000	$1,019.36	$5.90	1.16%
I Class	$1,000	$1,020.37	$4.89	0.96%
Y Class	$1,000	$1,021.12	$4.13	0.81%
A Class	$1,000	$1,018.10	$7.17	1.41%
C Class	$1,000	$1,014.32	$10.97	2.16%
R Class	$1,000	$1,016.84	$8.44	1.66%
R5 Class	$1,000	$1,020.37	$4.89	0.96%
R6 Class	$1,000	$1,021.12	$4.13	0.81%
G Class	$1,000	$1,025.21	$0.00	0.00%(2)
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
(2)Other expenses, which include directors' fees and expenses, did not exceed 0.005%.

8

Schedule of Investments

OCTOBER 31, 2023

	Shares	Value
COMMON STOCKS — 97.4%
Aerospace and Defense — 1.6%
CAE, Inc.(1)	1,054,270	$22,016,700
Mercury Systems, Inc.(1)	463,409	16,673,456
		38,690,156
Air Freight and Logistics — 1.5%
Cargojet, Inc.(2)	271,216	15,450,560
GXO Logistics, Inc.(1)	420,804	21,254,810
		36,705,370
Automobile Components — 1.1%
Fox Factory Holding Corp.(1)	242,767	19,778,227
Gentherm, Inc.(1)	203,439	8,182,317
		27,960,544
Banks — 0.4%
Commerce Bancshares, Inc.	220,654	9,677,884
Beverages — 1.8%
Duckhorn Portfolio, Inc.(1)	1,517,797	15,830,622
MGP Ingredients, Inc.	292,039	27,644,412
		43,475,034
Biotechnology — 8.1%
ADMA Biologics, Inc.(1)	2,121,306	7,170,014
Alkermes PLC(1)	584,823	14,146,868
Arcus Biosciences, Inc.(1)	196,979	3,094,540
Arcutis Biotherapeutics, Inc.(1)	854,309	1,922,195
Biohaven Ltd.(1)	450,557	11,944,266
Blueprint Medicines Corp.(1)	219,296	12,907,763
Bridgebio Pharma, Inc.(1)	351,140	9,143,686
Celldex Therapeutics, Inc.(1)	146,095	3,436,154
Centessa Pharmaceuticals PLC, ADR(1)(2)	638,508	4,194,998
Cerevel Therapeutics Holdings, Inc.(1)	282,656	6,684,815
Cytokinetics, Inc.(1)	437,112	15,237,724
Halozyme Therapeutics, Inc.(1)	556,892	18,861,932
ImmunoGen, Inc.(1)	642,642	9,549,660
Insmed, Inc.(1)	556,154	13,937,219
Karuna Therapeutics, Inc.(1)	36,579	6,094,427
Keros Therapeutics, Inc.(1)	196,422	5,605,884
Kymera Therapeutics, Inc.(1)	209,705	2,447,257
Madrigal Pharmaceuticals, Inc.(1)	58,925	7,741,567
Mineralys Therapeutics, Inc.(1)	383,719	2,966,148
Natera, Inc.(1)	587,945	23,206,189
Relay Therapeutics, Inc.(1)	299,647	1,977,670
Vaxcyte, Inc.(1)	339,075	16,309,508
		198,580,484
Broadline Retail — 1.6%
Ollie's Bargain Outlet Holdings, Inc.(1)	356,449	27,532,121
Savers Value Village, Inc.(1)	820,074	12,276,508
		39,808,629
9

	Shares	Value
Building Products — 4.1%
AZEK Co., Inc.(1)	1,335,305	$34,984,991
Fortune Brands Innovations, Inc.	340,592	19,005,034
Hayward Holdings, Inc.(1)	2,356,901	24,747,460
JELD-WEN Holding, Inc.(1)	1,825,934	20,687,832
		99,425,317
Capital Markets — 2.4%
Donnelley Financial Solutions, Inc.(1)	415,947	22,639,995
Evercore, Inc., Class A	81,816	10,650,807
Hamilton Lane, Inc., Class A	289,901	24,386,472
		57,677,274
Chemicals — 1.0%
Element Solutions, Inc.	1,323,710	24,131,233
Commercial Services and Supplies — 1.8%
Clean Harbors, Inc.(1)	164,728	25,313,752
Healthcare Services Group, Inc.	1,904,858	18,096,151
		43,409,903
Communications Equipment — 0.6%
Ciena Corp.(1)	361,969	15,275,092
Construction and Engineering — 0.7%
Construction Partners, Inc., Class A(1)	458,468	17,628,095
Construction Materials — 1.4%
Eagle Materials, Inc.	90,727	13,963,793
Summit Materials, Inc., Class A(1)	641,655	21,110,449
		35,074,242
Consumer Staples Distribution & Retail — 1.1%
Grocery Outlet Holding Corp.(1)	540,663	14,960,145
PriceSmart, Inc.	176,210	11,011,363
		25,971,508
Containers and Packaging — 1.4%
AptarGroup, Inc.	154,160	18,849,143
O-I Glass, Inc.(1)	1,005,013	15,527,451
		34,376,594
Diversified Consumer Services — 0.9%
European Wax Center, Inc., Class A(1)(2)	1,434,570	21,188,599
Electric Utilities — 0.5%
IDACORP, Inc.	129,873	12,300,272
Electrical Equipment — 0.8%
NEXTracker, Inc., Class A(1)	81,093	2,818,793
Sensata Technologies Holding PLC	495,787	15,805,689
		18,624,482
Electronic Equipment, Instruments and Components — 2.5%
Celestica, Inc.(1)	503,986	11,768,073
Fabrinet(1)	129,706	20,104,430
Littelfuse, Inc.	83,353	18,060,095
Mirion Technologies, Inc., Class A(1)	1,729,824	11,987,680
		61,920,278
Energy Equipment and Services — 4.2%
Expro Group Holdings NV(1)	1,763,880	27,781,110
Transocean Ltd.(1)	2,486,591	16,461,232
Weatherford International PLC(1)	625,200	58,199,868
		102,442,210
10

	Shares	Value
Financial Services — 1.0%
AvidXchange Holdings, Inc.(1)	1,418,173	$12,253,015
Shift4 Payments, Inc., Class A(1)	251,970	11,217,704
		23,470,719
Food Products — 0.9%
J & J Snack Foods Corp.	139,092	21,783,198
Ground Transportation — 1.1%
Knight-Swift Transportation Holdings, Inc.	536,804	26,244,348
Health Care Equipment and Supplies — 5.1%
Alphatec Holdings, Inc.(1)	1,890,090	17,351,026
Establishment Labs Holdings, Inc.(1)	260,203	7,618,744
ICU Medical, Inc.(1)	108,710	10,660,103
Inari Medical, Inc.(1)	386,924	23,490,156
Lantheus Holdings, Inc.(1)	394,267	25,469,648
PROCEPT BioRobotics Corp.(1)	614,955	16,474,644
SI-BONE, Inc.(1)	644,566	10,964,068
TransMedics Group, Inc.(1)	311,680	11,681,766
		123,710,155
Health Care Providers and Services — 5.7%
Acadia Healthcare Co., Inc.(1)	351,483	25,837,515
HealthEquity, Inc.(1)	396,017	28,386,499
NeoGenomics, Inc.(1)	1,667,022	23,371,649
Option Care Health, Inc.(1)	798,090	22,131,036
R1 RCM, Inc.(1)	2,116,317	24,951,377
RadNet, Inc.(1)	490,546	13,225,120
		137,903,196
Health Care Technology — 1.1%
Evolent Health, Inc., Class A(1)	771,654	18,851,507
Schrodinger, Inc.(1)	353,380	7,668,346
		26,519,853
Hotel & Resort REITs — 1.3%
Ryman Hospitality Properties, Inc.	369,653	31,642,297
Hotels, Restaurants and Leisure — 1.8%
Planet Fitness, Inc., Class A(1)	320,356	17,706,076
Wingstop, Inc.	149,284	27,284,637
		44,990,713
Household Durables — 0.8%
TopBuild Corp.(1)	88,028	20,137,285
Industrial REITs — 0.5%
Terreno Realty Corp.	247,586	13,191,382
Insurance — 4.3%
Goosehead Insurance, Inc., Class A(1)	237,216	15,388,202
Kinsale Capital Group, Inc.	86,259	28,802,743
Palomar Holdings, Inc.(1)	307,871	15,418,180
RLI Corp.	218,811	29,154,377
Skyward Specialty Insurance Group, Inc.(1)	576,358	16,224,478
		104,987,980
Interactive Media and Services — 0.9%
Eventbrite, Inc., Class A(1)	2,592,345	21,464,617
IT Services — 0.3%
Perficient, Inc.(1)	141,801	8,251,400
11

	Shares	Value
Leisure Products — 1.1%
Brunswick Corp.	246,889	$17,151,379
Topgolf Callaway Brands Corp.(1)	678,902	8,296,182
YETI Holdings, Inc.(1)	57,763	2,456,083
		27,903,644
Machinery — 0.3%
ATS Corp.(1)	234,763	7,905,846
Oil, Gas and Consumable Fuels — 1.5%
Antero Resources Corp.(1)	1,203,074	35,418,499
Paper and Forest Products — 1.4%
Louisiana-Pacific Corp.	199,031	10,206,310
Stella-Jones, Inc.	466,133	24,416,730
		34,623,040
Personal Care Products — 1.6%
BellRing Brands, Inc.(1)	449,078	19,638,181
elf Beauty, Inc.(1)	201,983	18,709,685
		38,347,866
Pharmaceuticals — 1.5%
Arvinas, Inc.(1)	239,649	3,863,142
Edgewise Therapeutics, Inc.(1)	453,680	2,903,552
Intra-Cellular Therapies, Inc.(1)	409,861	20,394,684
Ventyx Biosciences, Inc.(1)	227,291	3,277,536
Verona Pharma PLC, ADR(1)	377,237	5,262,456
		35,701,370
Professional Services — 3.9%
CACI International, Inc., Class A(1)	80,208	26,048,350
First Advantage Corp.	1,297,915	16,885,874
FTI Consulting, Inc.(1)	102,380	21,731,179
Korn Ferry	365,186	16,623,267
Paycor HCM, Inc.(1)	650,246	14,032,308
		95,320,978
Real Estate Management and Development — 1.0%
FirstService Corp. (Toronto)(2)	179,593	25,413,041
Semiconductors and Semiconductor Equipment — 5.4%
Credo Technology Group Holding Ltd.(1)	1,238,884	17,616,931
FormFactor, Inc.(1)	223,831	7,583,394
Lattice Semiconductor Corp.(1)	153,787	8,552,095
MACOM Technology Solutions Holdings, Inc.(1)	410,689	28,970,002
Onto Innovation, Inc.(1)	231,665	26,032,196
Power Integrations, Inc.	414,957	28,768,969
Silicon Laboratories, Inc.(1)	147,039	13,554,055
		131,077,642
Software — 10.1%
Blackbaud, Inc.(1)	285,852	18,694,721
CyberArk Software Ltd.(1)	78,708	12,879,777
DoubleVerify Holdings, Inc.(1)	684,005	19,035,859
Five9, Inc.(1)	416,642	24,111,073
Guidewire Software, Inc.(1)	270,550	24,384,672
JFrog Ltd.(1)	556,741	12,521,105
Klaviyo, Inc., Class A(1)	114,505	3,262,247
Manhattan Associates, Inc.(1)	159,139	31,028,922
nCino, Inc.(1)	569,910	16,014,471
12

	Shares	Value
New Relic, Inc.(1)	182,695	$15,834,176
SPS Commerce, Inc.(1)	237,695	38,112,016
Tenable Holdings, Inc.(1)	716,690	30,179,816
		246,058,855
Specialty Retail — 1.4%
Boot Barn Holdings, Inc.(1)	323,290	22,468,655
Murphy USA, Inc.	29,797	10,807,074
		33,275,729
Technology Hardware, Storage and Peripherals — 0.5%
Pure Storage, Inc., Class A(1)	357,358	12,082,274
Textiles, Apparel and Luxury Goods — 0.5%
Crocs, Inc.(1)	136,787	12,217,815
Trading Companies and Distributors — 1.9%
MRC Global, Inc.(1)	1,862,873	19,578,795
NOW, Inc.(1)	2,364,264	26,054,189
		45,632,984
Water Utilities — 1.0%
SJW Group	403,442	25,207,056
TOTAL COMMON STOCKS (Cost $2,493,692,577)		2,374,826,982
SHORT-TERM INVESTMENTS — 2.7%
Money Market Funds — 0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class	251,694	251,694
State Street Navigator Securities Lending Government Money Market Portfolio(3)	1,377,412	1,377,412
		1,629,106
Repurchase Agreements — 2.6%
BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.50% - 4.00%, 11/30/28 - 11/15/52, valued at $4,883,283), in a joint trading account at 5.26%, dated 10/31/23, due 11/1/23 (Delivery value $4,768,331)		4,767,634
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.375%, 10/15/28, valued at $61,281,637), at 5.28%, dated 10/31/23, due 11/1/23 (Delivery value $60,088,812)		60,080,000
		64,847,634
TOTAL SHORT-TERM INVESTMENTS (Cost $66,476,740)		66,476,740
TOTAL INVESTMENT SECURITIES — 100.1% (Cost $2,560,169,317)		2,441,303,722
OTHER ASSETS AND LIABILITIES — (0.1)%		(1,288,846)
TOTAL NET ASSETS — 100.0%		$2,440,014,876

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	3,835,286	USD	2,797,639	Goldman Sachs & Co.	12/22/23	$(29,484)
USD	89,793,084	CAD	121,072,504	Goldman Sachs & Co.	12/22/23	2,407,822
USD	3,273,340	CAD	4,446,143	Goldman Sachs & Co.	12/22/23	64,294
						$2,442,632

13

NOTES TO SCHEDULE OF INVESTMENTS
ADR	–	American Depositary Receipt
CAD	–	Canadian Dollar
USD	–	United States Dollar
(1)Non-income producing.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $13,842,329. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $14,812,730, which includes securities collateral of $13,435,318.

See Notes to Financial Statements.
14

Statement of Assets and Liabilities

OCTOBER 31, 2023
Assets
Investment securities, at value (cost of $2,558,791,905) — including $13,842,329 of securities on loan	$2,439,926,310
Investment made with cash collateral received for securities on loan, at value (cost of $1,377,412)	1,377,412
Total investment securities, at value (cost of $2,560,169,317)	2,441,303,722
Receivable for investments sold	13,987,317
Receivable for capital shares sold	4,969,540
Unrealized appreciation on forward foreign currency exchange contracts	2,472,116
Dividends and interest receivable	180,845
Securities lending receivable	6,790
2,462,920,330

Liabilities
Payable for collateral received for securities on loan	1,377,412
Payable for investments purchased	16,003,308
Payable for capital shares redeemed	3,629,310
Unrealized depreciation on forward foreign currency exchange contracts	29,484
Accrued management fees	1,830,813
Distribution and service fees payable	35,127
22,905,454

Net Assets	$2,440,014,876

Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,792,169,329
Distributable earnings (loss)	(352,154,453)
$2,440,014,876

	Net Assets	Shares Outstanding	Net Asset Value Per Share*
Investor Class, $0.01 Par Value	$616,511,840	39,718,587	$15.52
I Class, $0.01 Par Value	$604,489,359	37,058,435	$16.31
Y Class, $0.01 Par Value	$123,007,467	7,375,572	$16.68
A Class, $0.01 Par Value	$89,236,808	6,176,438	$14.45
C Class, $0.01 Par Value	$12,981,069	1,113,149	$11.66
R Class, $0.01 Par Value	$8,797,924	643,685	$13.67
R5 Class, $0.01 Par Value	$734,899	45,025	$16.32
R6 Class, $0.01 Par Value	$695,930,994	41,745,152	$16.67
G Class, $0.01 Par Value	$288,324,516	16,642,382	$17.32
*Maximum offering price per share was equal to the net asset value per share for all share classes, except A Class, for which the maximum offering price per share was $15.33 (net asset value divided by 0.9425). A contingent deferred sales charge may be imposed on redemptions of A Class and C Class.

See Notes to Financial Statements.
15

Statement of Operations

YEAR ENDED OCTOBER 31, 2023
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $134,055)	$10,349,970
Interest	3,222,755
Securities lending, net	58,115
13,630,840

Expenses:
Management fees	22,459,290
Distribution and service fees:
A Class	239,481
C Class	117,363
R Class	51,557
Directors' fees and expenses	78,500
Other expenses	45,704
22,991,895
Fees waived - G Class	(2,506,457)
20,485,438

Net investment income (loss)	(6,854,598)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(48,561,182)
Forward foreign currency exchange contract transactions	1,113,820
Foreign currency translation transactions	(5,159)
(47,452,521)

Change in net unrealized appreciation (depreciation) on:
Investments	(121,013,002)
Forward foreign currency exchange contracts	1,698,069
Translation of assets and liabilities in foreign currencies	(872)
(119,315,805)

Net realized and unrealized gain (loss)	(166,768,326)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(173,622,924)

See Notes to Financial Statements.
16

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2023 AND OCTOBER 31, 2022
Increase (Decrease) in Net Assets	October 31, 2023	October 31, 2022
Operations
Net investment income (loss)	$(6,854,598)	$(6,203,045)
Net realized gain (loss)	(47,452,521)	(165,115,033)
Change in net unrealized appreciation (depreciation)	(119,315,805)	(451,125,193)
Net increase (decrease) in net assets resulting from operations	(173,622,924)	(622,443,271)

Distributions to Shareholders
From earnings:
Investor Class	—	(122,931,535)
I Class	—	(76,314,465)
Y Class	(36,299)	(30,096,913)
A Class	—	(23,815,635)
C Class	—	(2,264,825)
R Class	—	(2,347,192)
R5 Class	—	(1,046,109)
R6 Class	(127,260)	(56,730,478)
G Class	(2,238,802)	(60,650,367)
Decrease in net assets from distributions	(2,402,361)	(376,197,519)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	568,276,121	779,423,619

Net increase (decrease) in net assets	392,250,836	(219,217,171)

Net Assets
Beginning of period	2,047,764,040	2,266,981,211
End of period	$2,440,014,876	$2,047,764,040

See Notes to Financial Statements.
17

Notes to Financial Statements

OCTOBER 31, 2023

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Small Cap Growth Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class, R6 Class and G Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Directors oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause the fund to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

18

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The valuation designee also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that it deems appropriate. The valuation designee may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

19

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2023.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Common Stocks	$1,377,412	—	—	—	$1,377,412
Gross amount of recognized liabilities for securities lending transactions					$1,377,412
(1)Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation's investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 7% of the shares of the fund.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund's assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts), as well as exchange-traded funds managed by the investment advisor, that use very similar investment teams and strategies (strategy assets). The investment advisor agreed to waive the G Class's management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Directors.

20

The management fee schedule range and the effective annual management fee for each class for the period ended October 31, 2023 are as follows:

	Management Fee Schedule Range	Effective Annual Management Fee
Investor Class	1.100% to 1.500%	1.16%
I Class	0.900% to 1.300%	0.96%
Y Class	0.750% to 1.150%	0.81%
A Class	1.100% to 1.500%	1.16%
C Class	1.100% to 1.500%	1.16%
R Class	1.100% to 1.500%	1.16%
R5 Class	0.900% to 1.300%	0.96%
R6 Class	0.750% to 1.150%	0.81%
G Class	0.750% to 1.150%	0.00%(1)
(1)Effective annual management fee before waiver was 0.81%.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended October 31, 2023 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund's officers do not receive compensation from the fund.

Other Expenses — A fund’s other expenses may include interest charges, clearing exchange fees, proxy solicitation expenses, fees associated with the recovery of foreign tax reclaims and other miscellaneous expenses.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended October 31, 2023 were $2,217,248,350 and $1,570,447,557, respectively.

21

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2023		Year ended October 31, 2022
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	450,000,000		335,000,000
Sold	9,664,523	$165,974,487	13,339,669	$232,213,257
Issued in reinvestment of distributions	—	—	5,388,578	115,638,892
Redeemed	(8,549,529)	(144,382,136)	(6,364,731)	(113,460,104)
	1,114,994	21,592,351	12,363,516	234,392,045
I Class/Shares Authorized	375,000,000		210,000,000
Sold	19,391,336	348,607,214	13,495,288	251,882,616
Issued in reinvestment of distributions	—	—	3,285,206	73,818,580
Redeemed	(7,827,992)	(138,737,911)	(7,662,984)	(142,163,256)
	11,563,344	209,869,303	9,117,510	183,537,940
Y Class/Shares Authorized	145,000,000		45,000,000
Sold	2,232,981	40,951,504	5,727,995	120,183,758
Issued in reinvestment of distributions	534	9,204	312,106	7,150,342
Redeemed	(3,072,149)	(54,630,450)	(4,837,380)	(93,841,274)
	(838,634)	(13,669,742)	1,202,721	33,492,826
A Class/Shares Authorized	70,000,000		70,000,000
Sold	1,178,250	18,590,724	716,199	12,279,729
Issued in reinvestment of distributions	—	—	1,153,265	23,146,028
Redeemed	(978,154)	(15,588,766)	(1,086,574)	(19,044,576)
	200,096	3,001,958	782,890	16,381,181
C Class/Shares Authorized	20,000,000		20,000,000
Sold	560,448	7,219,869	248,066	3,481,441
Issued in reinvestment of distributions	—	—	137,205	2,254,281
Redeemed	(158,156)	(2,038,860)	(153,990)	(2,101,776)
	402,292	5,181,009	231,281	3,633,946
R Class/Shares Authorized	30,000,000		30,000,000
Sold	310,848	4,721,645	179,162	2,864,123
Issued in reinvestment of distributions	—	—	122,925	2,345,411
Redeemed	(284,935)	(4,163,577)	(195,209)	(3,158,172)
	25,913	558,068	106,878	2,051,362
R5 Class/Shares Authorized	20,000,000		20,000,000
Sold	71,248	1,350,261	274,361	5,403,546
Issued in reinvestment of distributions	—	—	46,535	1,046,109
Redeemed	(154,076)	(2,749,175)	(418,340)	(7,132,576)
	(82,828)	(1,398,914)	(97,444)	(682,921)
R6 Class/Shares Authorized	530,000,000		80,000,000
Sold	24,904,736	459,985,311	14,132,982	265,555,653
Issued in reinvestment of distributions	7,230	124,420	2,448,923	56,080,343
Redeemed	(6,814,736)	(124,681,880)	(4,630,700)	(89,487,995)
	18,097,230	335,427,851	11,951,205	232,148,001
G Class/Shares Authorized	200,000,000		140,000,000
Sold	1,781,973	33,353,493	1,674,311	37,100,478
Issued in reinvestment of distributions	126,059	2,238,802	2,568,842	60,650,367
Redeemed	(1,468,791)	(27,878,058)	(978,802)	(23,281,606)
	439,241	7,714,237	3,264,351	74,469,239
Net increase (decrease)	30,921,648	$568,276,121	38,922,908	$779,423,619

22

6. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund's portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$2,279,624,105	$95,202,877	—
Short-Term Investments	1,629,106	64,847,634	—
	$2,281,253,211	$160,050,511	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$2,472,116	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$29,484	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $93,021,399.

23

The value of foreign currency risk derivative instruments as of October 31, 2023, is disclosed on the Statement of Assets and Liabilities as an asset of $2,472,116 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $29,484 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended October 31, 2023, the effect of foreign currency risk derivative instruments on the Statement of Operations was $1,113,820 in net realized gain (loss) on forward foreign currency exchange contract transactions and $1,698,069 in change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

The fund invests in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

9. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2023 and October 31, 2022 were as follows:

	2023	2022
Distributions Paid From
Ordinary income	$2,402,361	$169,173,414
Long-term capital gains	—	$207,024,105

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$2,576,443,611
Gross tax appreciation of investments	$223,075,139
Gross tax depreciation of investments	(358,215,028)
Net tax appreciation (depreciation) of investments	(135,139,889)
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(1,553)
Net tax appreciation (depreciation)	$(135,141,442)
Undistributed ordinary income	—
Accumulated short-term capital losses	$(151,692,909)
Accumulated long-term capital losses	$(60,621,940)
Late-year ordinary loss deferral	$(4,698,162)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue
Code limitations.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.
24

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations*:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2023	$16.48	(0.10)	(0.86)	(0.96)	—	—	—	$15.52	(5.83)%	1.17%	1.17%	(0.59)%	(0.59)%	69%	$616,512
2022	$27.32	(0.11)	(6.12)	(6.23)	—	(4.61)	—	$16.48	(26.71)%	1.17%	1.17%	(0.61)%	(0.61)%	61%	$636,149
2021	$22.00	(0.21)	8.25	8.04	—	(2.72)	—	$27.32	38.56%	1.17%	1.17%	(0.82)%	(0.82)%	96%	$716,869
2020	$17.54	(0.15)	5.61	5.46	—	(1.00)	—	$22.00	32.43%	1.22%	1.22%	(0.81)%	(0.81)%	141%	$531,353
2019	$18.08	(0.12)	1.91	1.79	—	(2.33)	—	$17.54	13.00%	1.28%	1.28%	(0.70)%	(0.70)%	92%	$392,956
I Class
2023	$17.28	(0.07)	(0.90)	(0.97)	—	—	—	$16.31	(5.61)%	0.97%	0.97%	(0.39)%	(0.39)%	69%	$604,489
2022	$28.37	(0.08)	(6.40)	(6.48)	—	(4.61)	—	$17.28	(26.59)%	0.97%	0.97%	(0.41)%	(0.41)%	61%	$440,618
2021	$22.71	(0.17)	8.55	8.38	—	(2.72)	—	$28.37	38.81%	0.97%	0.97%	(0.62)%	(0.62)%	96%	$464,632
2020	$18.04	(0.11)	5.78	5.67	—	(1.00)	—	$22.71	32.76%	1.02%	1.02%	(0.61)%	(0.61)%	141%	$317,466
2019	$18.50	(0.09)	1.96	1.87	—	(2.33)	—	$18.04	13.16%	1.08%	1.08%	(0.50)%	(0.50)%	92%	$305,249

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations*:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Y Class
2023	$17.65	(0.04)	(0.92)	(0.96)	(0.01)	—	(0.01)	$16.68	(5.47)%	0.82%	0.82%	(0.24)%	(0.24)%	69%	$123,007
2022	$28.83	(0.05)	(6.52)	(6.57)	—	(4.61)	—	$17.65	(26.45)%	0.82%	0.82%	(0.26)%	(0.26)%	61%	$144,975
2021	$23.02	(0.13)	8.66	8.53	—	(2.72)	—	$28.83	39.02%	0.82%	0.82%	(0.47)%	(0.47)%	96%	$202,169
2020	$18.24	(0.10)	5.88	5.78	—	(1.00)	—	$23.02	32.96%	0.87%	0.87%	(0.46)%	(0.46)%	141%	$130,958
2019	$18.65	(0.06)	1.98	1.92	—	(2.33)	—	$18.24	13.34%	0.93%	0.93%	(0.35)%	(0.35)%	92%	$6,392
A Class
2023	$15.38	(0.13)	(0.80)	(0.93)	—	—	—	$14.45	(6.05)%	1.42%	1.42%	(0.84)%	(0.84)%	69%	$89,237
2022	$25.87	(0.15)	(5.73)	(5.88)	—	(4.61)	—	$15.38	(26.89)%	1.42%	1.42%	(0.86)%	(0.86)%	61%	$91,898
2021	$21.00	(0.26)	7.85	7.59	—	(2.72)	—	$25.87	38.22%	1.42%	1.42%	(1.07)%	(1.07)%	96%	$134,367
2020	$16.82	(0.19)	5.37	5.18	—	(1.00)	—	$21.00	32.14%	1.47%	1.47%	(1.06)%	(1.06)%	141%	$98,200
2019	$17.49	(0.16)	1.82	1.66	—	(2.33)	—	$16.82	12.72%	1.53%	1.53%	(0.95)%	(0.95)%	92%	$80,127
C Class
2023	$12.50	(0.20)	(0.64)	(0.84)	—	—	—	$11.66	(6.79)%	2.17%	2.17%	(1.59)%	(1.59)%	69%	$12,981
2022	$22.08	(0.23)	(4.74)	(4.97)	—	(4.61)	—	$12.50	(27.44)%	2.17%	2.17%	(1.61)%	(1.61)%	61%	$8,889
2021	$18.38	(0.38)	6.80	6.42	—	(2.72)	—	$22.08	37.19%	2.17%	2.17%	(1.82)%	(1.82)%	96%	$10,587
2020	$14.94	(0.28)	4.72	4.44	—	(1.00)	—	$18.38	31.18%	2.22%	2.22%	(1.81)%	(1.81)%	141%	$5,298
2019	$15.92	(0.25)	1.60	1.35	—	(2.33)	—	$14.94	11.84%	2.28%	2.28%	(1.70)%	(1.70)%	92%	$4,790

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations*:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2023	$14.58	(0.16)	(0.75)	(0.91)	—	—	—	$13.67	(6.24)%	1.67%	1.67%	(1.09)%	(1.09)%	69%	$8,798
2022	$24.84	(0.18)	(5.47)	(5.65)	—	(4.61)	—	$14.58	(27.12)%	1.67%	1.67%	(1.11)%	(1.11)%	61%	$9,010
2021	$20.30	(0.31)	7.57	7.26	—	(2.72)	—	$24.84	37.88%	1.67%	1.67%	(1.32)%	(1.32)%	96%	$12,690
2020	$16.33	(0.23)	5.20	4.97	—	(1.00)	—	$20.30	31.80%	1.72%	1.72%	(1.31)%	(1.31)%	141%	$8,492
2019	$17.09	(0.19)	1.76	1.57	—	(2.33)	—	$16.33	12.39%	1.78%	1.78%	(1.20)%	(1.20)%	92%	$6,099
R5 Class
2023	$17.29	(0.06)	(0.91)	(0.97)	—	—	—	$16.32	(5.66)%	0.97%	0.97%	(0.39)%	(0.39)%	69%	$735
2022	$28.39	(0.07)	(6.42)	(6.49)	—	(4.61)	—	$17.29	(26.56)%	0.97%	0.97%	(0.41)%	(0.41)%	61%	$2,211
2021	$22.73	(0.18)	8.56	8.38	—	(2.72)	—	$28.39	38.84%	0.97%	0.97%	(0.62)%	(0.62)%	96%	$6,396
2020	$18.05	(0.12)	5.80	5.68	—	(1.00)	—	$22.73	32.74%	1.02%	1.02%	(0.61)%	(0.61)%	141%	$9
2019	$18.51	(0.08)	1.95	1.87	—	(2.33)	—	$18.05	13.21%	1.08%	1.08%	(0.50)%	(0.50)%	92%	$7
R6 Class
2023	$17.64	(0.04)	(0.92)	(0.96)	(0.01)	—	(0.01)	$16.67	(5.47)%	0.82%	0.82%	(0.24)%	(0.24)%	69%	$695,931
2022	$28.82	(0.05)	(6.52)	(6.57)	—	(4.61)	—	$17.64	(26.46)%	0.82%	0.82%	(0.26)%	(0.26)%	61%	$417,197
2021	$23.01	(0.13)	8.66	8.53	—	(2.72)	—	$28.82	39.04%	0.82%	0.82%	(0.47)%	(0.47)%	96%	$337,132
2020	$18.24	(0.09)	5.86	5.77	—	(1.00)	—	$23.01	32.91%	0.87%	0.87%	(0.46)%	(0.46)%	141%	$108,820
2019	$18.65	(0.06)	1.98	1.92	—	(2.33)	—	$18.24	13.40%	0.93%	0.93%	(0.35)%	(0.35)%	92%	$48,763

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations*:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
G Class
2023	$18.32	0.11	(0.98)	(0.87)	(0.13)	—	(0.13)	$17.32	(4.74)%	0.01%	0.82%	0.57%	(0.24)%	69%	$288,325
2022	$29.53	0.11	(6.71)	(6.60)	—	(4.61)	—	$18.32	(25.84)%	0.00%(3)	0.82%	0.56%	(0.26)%	61%	$296,816
2021	$23.35	0.10	8.80	8.90	—	(2.72)	—	$29.53	40.15%	0.00%(3)	0.82%	0.35%	(0.47)%	96%	$382,140
2020	$18.34	0.08	5.93	6.01	—	(1.00)	—	$23.35	34.09%	0.01%	0.87%	0.40%	(0.46)%	141%	$299,803
2019(4)	$17.43	0.05	0.86	0.91	—	—	—	$18.34	5.22%	0.00%(3)(5)	0.93%(5)	0.52%(5)	(0.41)%(5)	92%(6)	$8,326

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)Ratio was less than 0.005%.
(4)April 1, 2019 (commencement of sale) through October 31, 2019.
(5)Annualized.
(6)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2019.
*The amount shown for a share outstanding throughout the period may not correlate with the Statement(s) of Operations or precisely reflect the class expense differentials due to the timing of transactions in shares of a fund in relation to income earned and/or fluctuations in the fair value of a fund's investments.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders of the Small Cap Growth Fund and the Board of Directors of American Century Mutual Funds, Inc.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Small Cap Growth Fund (the “Fund”), one of the funds constituting the American Century Mutual Funds, Inc., as of October 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
December 18, 2023

We have served as the auditor of one or more American Century investment companies since 1997.
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Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday.
Jonathan S.Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Brian Bulatao (1964)	Director	Since 2022	Chief Administrative Officer, Activision Blizzard, Inc. (2021 to present); Under Secretary of State for Management, U.S. Department of State (2018 to 2021); Chief Operating Officer, Central Intelligence Agency (2017 to 2018)	65	None
Thomas W. Bunn (1953)	Director	Since 2017	Retired	65	None
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	65	Alleghany Corporation (2021 to 2022)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	65	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	65	None
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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	65	MGP Ingredients, Inc. (2019 to 2021)
Jan M. Lewis (1957)	Director and Board Chair	Since 2011 (Board Chair since 2022)	Retired	65	None
Gary C. Meltzer (1963)	Director	Since 2022	Advisor, Pontoro (2021 to present); Executive Advisor, Consultant and Investor, Harris Ariel Advisory LLC (2020 to present); Managing Partner, PricewaterhouseCoopers LLP (1985 to 2020)	65	ExcelFin Acquisition Corp., Apollo Realty Income Solutions, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired	115	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	147	None
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.
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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018; Vice President since 2023	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present). Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
Cihan Kasikara (1974)	Vice President since 2023	Senior Vice President, ACS (2022 to present); Treasurer, ACS (2023 to present); Vice President, ACS (2020 to 2022); Vice President, Franklin Templeton (2015 to 2020)
Kathleen Gunja Nelson (1976)	Vice President since 2023	Vice President, ACS (2017 to present)
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

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Approval of Management Agreement

At a meeting held on June 28, 2023, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under the Investment Company Act of 1940 (the “Investment Company Act”), contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s Directors, including a majority of the independent Directors.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed data and information compiled by the Advisor and certain independent data providers concerning the Fund. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the information that the Board and its committees receive and consider over time.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor and its affiliates included, but was not limited to

•the nature, extent, and quality of investment management, shareholder services, distribution services, and other services provided to the Fund;
•the wide range of programs and services the Advisor and other service providers provide to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance compared to appropriate benchmarks and/or peer groups of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similarly-managed funds;
•the Advisor’s compliance policies, procedures, and regulatory experience and those of certain other service providers;
•the Advisor’s strategic plans, generally, and with respect to areas of heightened regulatory interest in the mutual fund industry and certain recent geopolitical and other issues;
•the Advisor’s business continuity plans, vendor management practices, and information security practices;
•the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the Advisor’s financial results of operation;
•possible economies of scale associated with the Advisor’s management of the Fund;
•any collateral benefits derived by the Advisor from the management of the Fund;
•fees and expenses associated with any investment by the Fund in other funds;
•payments to intermediaries by the Fund and the Advisor and services provided by intermediaries in connection therewith; and
•services provided and charges to the Advisor's other investment management clients.

The Board held two meetings to consider the renewal. The independent Directors also met in private session multiple times to review and discuss the information provided in response to their request. The independent Directors held active discussions with the Advisor regarding the renewal of the management agreement, requesting supplemental information, and reviewing information provided by the Advisor in response thereto. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors.
33

In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services which include, without limitation, the following:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•liquidity monitoring and management
•risk management, including information security
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Directors’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and principal investment strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Board discusses with the Advisor the reasons for such results and any actions being taken to improve performance and may conduct special reviews until performance improves. The Fund’s performance was above its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. In relation to industry peers, the Fund was above the median of its peer performance universe as identified by a third-party service provider for the one-, three-, five-, and ten-year periods. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including information security), new products and services offered to Fund shareholders, securities trading activities,
34

portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), and its financial results of operation. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the terms of the current management agreement. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is sharing economies of scale, to the extent they exist, through its fee structure, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders enhanced and expanded content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow. Assets of various classes of the same Fund or similarly-managed products are combined with the assets of the Fund to help achieve those breakpoints.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage and other transaction fees and expenses relating to acquisition and disposition of portfolio securities, acquired fund fees and expenses, taxes, interest, extraordinary expenses, fund litigation expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Investment Company Act Rule 12b-1. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was near the median of the total expense ratios of the Fund’s peer expense universe. In addition, the Board reviewed the Fund’s position relative to the narrower set of its expense group peers. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They
35

observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. To the extent there are potential collateral benefits, the Board has been advised and has taken this into consideration in its review of the management contract with the Fund. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with prospective clients, service providers, and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and received over time, determined that the terms of the management agreement are fair and reasonable and that the management fee charged to the Fund is reasonable in light of the services provided and that the management agreement between the Fund and the Advisor should be renewed for an additional one-year period.
36

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding at the IRS default rate of 10%.* Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
You may elect a different withholding rate, or request zero withholding, by submitting an acceptable IRS Form W-4R election with your distribution request. You may notify us of your W-4R election by telephone, on our distribution forms, on IRS Form W-4R, or through other acceptable electronic means. If your withholding election is for an automatic withdrawal plan, you have the right to revoke your election at any time and any election you make will remain in effect until revoked by filing a new election.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld according to state regulations if, at the time of your distribution, your tax residency is within one of the mandatory withholding states.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

37

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2023.

For corporate taxpayers, the fund hereby designates $2,402,361, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2023 as qualified for the corporate dividends received deduction.

38

Notes

39

Notes

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2023 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90978 2312

Annual Report

October 31, 2023

Sustainable Equity Fund
Investor Class (AFDIX)
I Class (AFEIX)
Y Class (AFYDX)
A Class (AFDAX)
C Class (AFDCX)
R Class (AFDRX)
R5 Class (AFDGX)
R6 Class (AFEDX)
G Class (AFEGX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ending October 31, 2023. Annual reports help convey important information about fund returns, including market factors that affect performance. For additional investment insights, please visit americancentury.com.

Asset Class Performance Was Mixed as Volatility Reigned

While most asset class returns improved versus the previous fiscal year, investors faced ongoing challenges from a variety of sources. The Federal Reserve (Fed) and other central banks continued to aggressively raise interest rates, and inflation persisted. Additionally, banking industry turmoil, economic uncertainty and geopolitical unrest added to the volatile backdrop.

Overall, investor expectations for the Fed to conclude its rate-hike campaign fueled optimism. Early on, inflation’s steady slowdown, a series of bank failures and mounting recession worries prompted investors to regularly recalibrate their monetary policy outlooks. However, with inflation still higher than central bank targets, the Fed and its developed markets peers continued to raise rates.

By period-end, most central banks had paused their tightening campaigns, leaving government bond yields and interest rates at multiyear highs. While many observers believed the pauses indicated tightening had ended, still-high inflation prompted policymakers to leave their options open. Economic growth remained stronger than expected in the U.S., muddying the Fed’s monetary policy strategy, but it cooled notably in Europe and the U.K.

Despite this volatile backdrop, corporate earnings generally remained better than expected. The broad S&P 500 Index gained 10.14% for the 12-month period. However, returns for size and style indices varied widely. Bond returns in developed markets were modest. Conversely, emerging markets bonds rallied as inflation eased and most central banks ended their tightening campaigns.

Remaining Diligent in Uncertain Times

We expect market volatility to linger as investors navigate a complex environment of persistent inflation, tighter financial conditions and recession risk. In addition, the Israel-Hamas war further complicates the global backdrop and represents another key geopolitical consideration for our investment teams.

Our firm has a long history of helping clients weather unpredictable and volatile markets, and we’re determined to meet today’s challenges. Thank you for your trust and confidence in American Century Investments.

With appreciation and respect,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of October 31, 2023
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	AFDIX	9.26%	10.88%	10.72%	—	7/29/05
S&P 500 Index	—	10.14%	11.01%	11.18%	—	—
I Class	AFEIX	9.46%	11.11%	10.93%	—	7/29/05
Y Class	AFYDX	9.63%	11.27%	—	11.86%	4/10/17
A Class	AFDAX					11/30/04
No sales charge		8.96%	10.60%	10.44%	—
With sales charge		2.70%	9.30%	9.78%	—
C Class	AFDCX	8.14%	9.78%	9.61%	—	11/30/04
R Class	AFDRX	8.71%	10.33%	10.16%	—	7/29/05
R5 Class	AFDGX	9.46%	11.10%	—	11.69%	4/10/17
R6 Class	AFEDX	9.62%	—	—	10.71%	4/1/19
G Class	AFEGX	10.12%	—	—	11.20%	4/1/19
Average annual returns since inception are presented when ten years of performance history is not available.
Fund returns would have been lower if a portion of the fees had not been waived.

C Class shares will automatically convert to A Class shares after being held for approximately eight years. C Class average annual returns do not reflect this conversion.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2013
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2023
Investor Class — $27,678

S&P 500 Index — $28,847

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class	G Class
0.79%	0.59%	0.44%	1.04%	1.79%	1.29%	0.59%	0.44%	0.44%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
4

Portfolio Commentary

Portfolio Managers: Joe Reiland, Justin Brown and Rob Bove

Performance Summary

Sustainable Equity returned 9.26%* for the 12 months ended October 31, 2023, versus the 10.14% return of the fund’s benchmark, the S&P 500 Index. The fund’s return reflects operating expenses, while the index return does not.
Stock selection in the communication services and industrials sectors helped drive underperformance relative to the benchmark. Stock decisions in information technology and financials benefited performance.

Communication Services Hampered Performance

Significant detractors in the communication services sector included Meta Platforms, where an underweight to Facebook’s parent company hampered relative performance. Meta beat sales and earnings estimates as digital advertising revenue is starting to recover and cost-cutting measures have proved helpful.

Elsewhere, NextEra Energy was a top detractor. Utilities generally underperformed on a combination of higher interest rates and investor rotation to growth-oriented sectors. Semiconductor company Broadcom detracted from relative performance because the fund did not own the benchmark component. Broadcom delivered solid results and recently detailed strong exposure to artificial intelligence, specifically in its custom ASIC and networking businesses. ConocoPhillips hurt performance as concerns about global economic growth and oil demand led to a fall in the price of oil. Keysight Technologies manufactures test and measurement instruments for use in communications, networking and electronics applications. It posted mixed results with revenues and earnings that beat expectations but new orders that lagged. The company also issued disappointing guidance.

Information Technology Stocks Benefited Performance

Top contributors in the information technology sector included a pair of semiconductor stocks, led by NVIDIA. The chipmaker’s stock surged after increasing its future business guidance well above Wall Street analysts’ expectations. NVIDIA’s growth was driven by its data center business, which reflects the demand for computing power required for artificial intelligence applications. Applied Materials, a semiconductor equipment manufacturer, continued to benefit from management’s greater focus on margins and returns on capital. The company also was helped by industry consolidation and increased demand for chips. Software company Microsoft reported better-than-expected revenue and earnings and offered upbeat guidance. Microsoft benefited from lower expenses and improved performance of its cloud unit.

Other significant contributors included Novo Nordisk. The Denmark-based pharmaceutical company surged on its weight-loss drug Wegovy, and late-stage trial results also showed that Wegovy was beneficial for treating Type 2 diabetes and chronic kidney disease. Not owning Pfizer contributed positively to relative performance. The large pharmaceutical company struggled with decreased demand for its COVID-19 vaccine, and it halted trials for its obesity drug on safety concerns.

Because the fund considers environmental, social and governance (ESG) metrics in addition to fundamental financial metrics when selecting securities, its portfolio may perform differently than funds that do not use ESG metrics. ESG considerations may prioritize long-term rather than short-term returns. Furthermore, when analyzing ESG criteria for securities, the portfolio management team relies on the information and scoring models published by third-party sources, there is a risk that this information might be incorrect or only take into account one of many ESG-related components of portfolio companies. Moreover, scores and ratings across third-party providers may be inconsistent or incomparable.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.
5

Fund Characteristics

OCTOBER 31, 2023
Types of Investments in Portfolio	% of net assets
Common Stocks	99.0%
Short-Term Investments	0.9%
Other Assets and Liabilities	0.1%

Top Five Industries	% of net assets
Software	11.8%
Interactive Media and Services	6.2%
Semiconductors and Semiconductor Equipment	5.9%
Technology Hardware, Storage and Peripherals	5.3%
Health Care Providers and Services	4.7%
6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2023 to October 31, 2023.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments mutual fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
7

	Beginning Account Value 5/1/23	Ending Account Value 10/31/23	Expenses Paid During Period(1) 5/1/23 - 10/31/23	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,012.00	$4.01	0.79%
I Class	$1,000	$1,012.90	$2.99	0.59%
Y Class	$1,000	$1,013.60	$2.23	0.44%
A Class	$1,000	$1,010.40	$5.27	1.04%
C Class	$1,000	$1,006.60	$9.05	1.79%
R Class	$1,000	$1,009.30	$6.53	1.29%
R5 Class	$1,000	$1,012.70	$2.99	0.59%
R6 Class	$1,000	$1,013.60	$2.23	0.44%
G Class	$1,000	$1,016.00	$0.00	0.00%(2)
Hypothetical
Investor Class	$1,000	$1,021.22	$4.02	0.79%
I Class	$1,000	$1,022.23	$3.01	0.59%
Y Class	$1,000	$1,022.99	$2.24	0.44%
A Class	$1,000	$1,019.96	$5.30	1.04%
C Class	$1,000	$1,016.18	$9.10	1.79%
R Class	$1,000	$1,018.70	$6.56	1.29%
R5 Class	$1,000	$1,022.23	$3.01	0.59%
R6 Class	$1,000	$1,022.99	$2.24	0.44%
G Class	$1,000	$1,025.21	$0.00	0.00%(2)
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
(2)Other expenses, which include directors' fees and expenses, did not exceed 0.005%.
8

Schedule of Investments

OCTOBER 31, 2023

	Shares	Value
COMMON STOCKS — 99.0%
Aerospace and Defense — 0.7%
Lockheed Martin Corp.	60,840	$27,660,298
Air Freight and Logistics — 0.9%
FedEx Corp.	27,491	6,600,589
United Parcel Service, Inc., Class B	208,793	29,492,011
		36,092,600
Automobile Components — 0.9%
Aptiv PLC(1)	411,525	35,884,980
Automobiles — 1.1%
Tesla, Inc.(1)	230,061	46,205,451
Banks — 2.8%
Bank of America Corp.	1,277,011	33,636,470
JPMorgan Chase & Co.	444,211	61,771,981
Regions Financial Corp.	1,479,709	21,500,172
		116,908,623
Beverages — 1.4%
PepsiCo, Inc.	358,855	58,593,844
Biotechnology — 2.3%
AbbVie, Inc.	348,921	49,260,667
Amgen, Inc.	117,354	30,007,418
Vertex Pharmaceuticals, Inc.(1)	49,084	17,773,807
		97,041,892
Broadline Retail — 3.0%
Amazon.com, Inc.(1)	943,881	125,621,122
Building Products — 1.4%
Johnson Controls International PLC	759,903	37,250,445
Masco Corp.	367,828	19,160,161
		56,410,606
Capital Markets — 3.8%
Ameriprise Financial, Inc.	80,884	25,443,680
BlackRock, Inc.	49,668	30,410,723
Intercontinental Exchange, Inc.	190,266	20,442,179
Morgan Stanley	774,242	54,831,819
S&P Global, Inc.	71,701	25,045,876
		156,174,277
Chemicals — 2.1%
Air Products & Chemicals, Inc.	99,164	28,007,880
Ecolab, Inc.	106,648	17,889,135
Linde PLC	111,105	42,459,887
		88,356,902
Communications Equipment — 1.3%
Cisco Systems, Inc.	1,014,511	52,886,458
Consumer Finance — 0.5%
American Express Co.	143,092	20,895,725
Consumer Staples Distribution & Retail — 2.8%
Costco Wholesale Corp.	51,030	28,191,013
Kroger Co.	576,170	26,140,833
9

	Shares	Value
Sysco Corp.	574,584	$38,204,090
Target Corp.	225,702	25,005,525
		117,541,461
Containers and Packaging — 0.4%
Ball Corp.	376,767	18,141,331
Distributors — 0.6%
LKQ Corp.	595,540	26,156,117
Diversified Telecommunication Services — 1.2%
Verizon Communications, Inc.	1,368,676	48,081,588
Electric Utilities — 1.5%
NextEra Energy, Inc.	1,051,447	61,299,360
Electrical Equipment — 1.1%
Eaton Corp. PLC	202,355	42,071,628
Generac Holdings, Inc.(1)	46,247	3,887,985
		45,959,613
Electronic Equipment, Instruments and Components — 1.9%
CDW Corp.	206,762	41,435,105
Keysight Technologies, Inc.(1)	293,304	35,797,753
		77,232,858
Energy Equipment and Services — 1.4%
Schlumberger NV	1,065,161	59,286,861
Entertainment — 1.0%
Electronic Arts, Inc.	126,219	15,624,650
Liberty Media Corp.-Liberty Formula One, Class C(1)	135,842	8,787,619
Walt Disney Co.(1)	215,042	17,545,277
		41,957,546
Financial Services — 3.0%
Mastercard, Inc., Class A	126,064	47,444,186
Visa, Inc., Class A	327,410	76,974,091
		124,418,277
Food Products — 0.8%
Mondelez International, Inc., Class A	485,645	32,154,555
Ground Transportation — 1.1%
Uber Technologies, Inc.(1)	256,868	11,117,247
Union Pacific Corp.	172,572	35,827,673
		46,944,920
Health Care Equipment and Supplies — 0.6%
Dexcom, Inc.(1)	67,235	5,972,485
Intuitive Surgical, Inc.(1)	77,285	20,265,673
		26,238,158
Health Care Providers and Services — 4.7%
Cigna Group	224,398	69,383,862
CVS Health Corp.	481,032	33,196,018
UnitedHealth Group, Inc.	170,763	91,453,832
		194,033,712
Hotels, Restaurants and Leisure — 1.0%
Airbnb, Inc., Class A(1)	82,132	9,715,394
Chipotle Mexican Grill, Inc.(1)	5,174	10,048,943
Starbucks Corp.	226,286	20,872,621
		40,636,958
Household Products — 1.4%
Colgate-Palmolive Co.	224,324	16,851,219
10

	Shares	Value
Procter & Gamble Co.	270,902	$40,643,427
		57,494,646
Industrial Conglomerates — 0.8%
Honeywell International, Inc.	180,246	33,031,882
Industrial REITs — 1.5%
Prologis, Inc.	607,990	61,254,993
Insurance — 2.6%
Marsh & McLennan Cos., Inc.	180,031	34,142,879
MetLife, Inc.	244,824	14,691,888
Prudential Financial, Inc.	283,322	25,906,964
Travelers Cos., Inc.	200,517	33,574,567
		108,316,298
Interactive Media and Services — 6.2%
Alphabet, Inc., Class A(1)	1,488,152	184,649,900
Meta Platforms, Inc., Class A(1)	243,952	73,495,419
		258,145,319
IT Services — 2.1%
Accenture PLC, Class A	152,583	45,330,883
International Business Machines Corp.	289,601	41,887,889
		87,218,772
Life Sciences Tools and Services — 2.4%
Agilent Technologies, Inc.	291,294	30,111,061
Danaher Corp.	171,770	32,983,275
Thermo Fisher Scientific, Inc.	86,097	38,293,363
		101,387,699
Machinery — 2.3%
Cummins, Inc.	139,140	30,095,982
Deere & Co.	57,524	21,016,969
Parker-Hannifin Corp.	63,588	23,458,249
Xylem, Inc.	203,227	19,009,853
		93,581,053
Oil, Gas and Consumable Fuels — 3.1%
ConocoPhillips	582,130	69,157,044
EOG Resources, Inc.	468,431	59,139,414
		128,296,458
Pharmaceuticals — 3.9%
Bristol-Myers Squibb Co.	703,723	36,262,846
Eli Lilly & Co.	44,473	24,634,929
Merck & Co., Inc.	371,141	38,116,181
Novo Nordisk AS, Class B	316,776	30,561,347
Zoetis, Inc.	194,627	30,556,439
		160,131,742
Semiconductors and Semiconductor Equipment — 5.9%
Advanced Micro Devices, Inc.(1)	393,135	38,723,797
Analog Devices, Inc.	183,541	28,876,506
Applied Materials, Inc.	240,628	31,847,116
ASML Holding NV	17,902	10,761,258
GLOBALFOUNDRIES, Inc.(1)	157,770	7,828,547
NVIDIA Corp.	312,892	127,597,358
		245,634,582
Software — 11.8%
Adobe, Inc.(1)	27,083	14,409,781
11

	Shares	Value
Cadence Design Systems, Inc.(1)	160,665	$38,535,500
Microsoft Corp.	1,094,907	370,199,006
Salesforce, Inc.(1)	211,914	42,558,689
ServiceNow, Inc.(1)	18,544	10,789,826
Workday, Inc., Class A(1)	66,835	14,149,638
		490,642,440
Specialized REITs — 0.6%
Equinix, Inc.	32,808	23,938,029
Specialty Retail — 3.2%
CarMax, Inc.(1)	147,074	8,984,751
Home Depot, Inc.	233,201	66,389,993
TJX Cos., Inc.	514,124	45,278,901
Tractor Supply Co.	72,701	13,999,304
		134,652,949
Technology Hardware, Storage and Peripherals — 5.3%
Apple, Inc.	1,279,469	218,494,921
Textiles, Apparel and Luxury Goods — 0.6%
Deckers Outdoor Corp.(1)	40,463	24,158,839
TOTAL COMMON STOCKS (Cost $3,139,183,503)		4,105,196,715
SHORT-TERM INVESTMENTS — 0.9%
Money Market Funds†
State Street Institutional U.S. Government Money Market Fund, Premier Class	138,101	138,101
Repurchase Agreements — 0.9%
BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.50% - 4.00%, 11/30/28 - 11/15/52, valued at $2,675,095), in a joint trading account at 5.26%, dated 10/31/23, due 11/1/23 (Delivery value $2,612,123)		2,611,741
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.375%, 10/15/28, valued at $33,570,256), at 5.28%, dated 10/31/23, due 11/1/23 (Delivery value $32,916,827)		32,912,000
		35,523,741
TOTAL SHORT-TERM INVESTMENTS (Cost $35,661,842)		35,661,842
TOTAL INVESTMENT SECURITIES — 99.9% (Cost $3,174,845,345)		4,140,858,557
OTHER ASSETS AND LIABILITIES — 0.1%		5,464,873
TOTAL NET ASSETS — 100.0%		$4,146,323,430

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	229,772	USD	242,933	Bank of America N.A.	12/22/23	$759
EUR	7,751,210	USD	8,200,059	Morgan Stanley	12/22/23	20,751
EUR	310,421	USD	329,576	Morgan Stanley	12/22/23	(349)
USD	5,752,123	EUR	5,411,506	Bank of America N.A.	12/22/23	12,765
USD	266,267	EUR	252,597	Bank of America N.A.	12/22/23	(1,633)
USD	5,753,162	EUR	5,411,507	JPMorgan Chase Bank N.A.	12/22/23	13,804
USD	5,754,315	EUR	5,411,507	Morgan Stanley	12/22/23	14,956
USD	236,317	EUR	222,164	Morgan Stanley	12/22/23	694
						$61,747

12

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
S&P 500 E-Mini	112	December 2023	$23,588,600	$(593,602)
^Amount represents value and unrealized appreciation (depreciation).

NOTES TO SCHEDULE OF INVESTMENTS
EUR	–	Euro
USD	–	United States Dollar
†Category is less than 0.05% of total net assets.
(1)Non-income producing.

See Notes to Financial Statements.
13

Statement of Assets and Liabilities

OCTOBER 31, 2023
Assets
Investment securities, at value (cost of $3,174,845,345)	$4,140,858,557
Deposits with broker for futures contracts	1,254,400
Receivable for capital shares sold	1,542,006
Receivable for variation margin on futures contracts	148,400
Unrealized appreciation on forward foreign currency exchange contracts	63,729
Dividends and interest receivable	4,044,913
4,147,912,005

Liabilities
Payable for capital shares redeemed	696,716
Unrealized depreciation on forward foreign currency exchange contracts	1,982
Accrued management fees	855,712
Distribution and service fees payable	34,165
1,588,575

Net Assets	$4,146,323,430

Net Assets Consist of:
Capital (par value and paid-in surplus)	$3,116,024,402
Distributable earnings (loss)	1,030,299,028
$4,146,323,430

	Net Assets	Shares Outstanding	Net Asset Value Per Share*
Investor Class, $0.01 Par Value	$785,687,412	18,646,639	$42.14
I Class, $0.01 Par Value	$400,915,573	9,480,451	$42.29
Y Class, $0.01 Par Value	$22,099,091	521,565	$42.37
A Class, $0.01 Par Value	$88,136,282	2,104,855	$41.87
C Class, $0.01 Par Value	$9,665,289	242,524	$39.85
R Class, $0.01 Par Value	$14,574,423	351,734	$41.44
R5 Class, $0.01 Par Value	$5,157,003	121,872	$42.31
R6 Class, $0.01 Par Value	$71,864,875	1,694,405	$42.41
G Class, $0.01 Par Value	$2,748,223,482	64,547,380	$42.58
*Maximum offering price per share was equal to the net asset value per share for all share classes, except A Class, for which the maximum offering price per share was $44.42 (net asset value divided by 0.9425). A contingent deferred sales charge may be imposed on redemptions of A Class and C Class.

See Notes to Financial Statements.
14

Statement of Operations

YEAR ENDED OCTOBER 31, 2023
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $91,514)	$65,723,130
Interest	2,560,649
68,283,779

Expenses:
Management fees	21,858,647
Distribution and service fees:
A Class	221,102
C Class	102,349
R Class	78,805
Directors' fees and expenses	137,172
Other expenses	33,850
22,431,925
Fees waived - G Class	(11,879,136)
10,552,789

Net investment income (loss)	57,730,990

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	36,822,987
Forward foreign currency exchange contract transactions	(853,988)
Futures contract transactions	(1,531,053)
Foreign currency translation transactions	(11,797)
34,426,149

Change in net unrealized appreciation (depreciation) on:
Investments	261,496,642
Forward foreign currency exchange contracts	173,559
Futures contracts	381,787
Translation of assets and liabilities in foreign currencies	5,959
262,057,947

Net realized and unrealized gain (loss)	296,484,096

Net Increase (Decrease) in Net Assets Resulting from Operations	$354,215,086

See Notes to Financial Statements.
15

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2023 AND OCTOBER 31, 2022
Increase (Decrease) in Net Assets	October 31, 2023	October 31, 2022
Operations
Net investment income (loss)	$57,730,990	$37,493,196
Net realized gain (loss)	34,426,149	54,563,587
Change in net unrealized appreciation (depreciation)	262,057,947	(719,539,525)
Net increase (decrease) in net assets resulting from operations	354,215,086	(627,482,742)

Distributions to Shareholders
From earnings:
Investor Class	(4,703,433)	(18,997,998)
I Class	(3,225,447)	(12,504,157)
Y Class	(183,618)	(523,036)
A Class	(309,322)	(2,155,985)
C Class	(8,235)	(301,327)
R Class	(19,136)	(345,587)
R5 Class	(49,068)	(152,501)
R6 Class	(648,296)	(1,671,016)
G Class	(37,755,401)	(71,512,712)
Decrease in net assets from distributions	(46,901,956)	(108,164,319)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	817,919,463	(109,858,853)

Net increase (decrease) in net assets	1,125,232,593	(845,505,914)

Net Assets
Beginning of period	3,021,090,837	3,866,596,751
End of period	$4,146,323,430	$3,021,090,837

See Notes to Financial Statements.
16

Notes to Financial Statements

OCTOBER 31, 2023

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Sustainable Equity Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class, R6 Class and G Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Directors oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause the fund to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

17

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The valuation designee also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that it deems appropriate. The valuation designee may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

18

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation's investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 43% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund's assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts), as well as exchange-traded funds managed by the investment advisor, that use very similar investment teams and strategies (strategy assets). The investment advisor agreed to waive the G Class's management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Directors.

The management fee schedule range and the effective annual management fee for each class for the period ended October 31, 2023 are as follows:

	Management Fee Schedule Range	Effective Annual Management Fee
Investor Class	0.740% to 0.790%	0.79%
I Class	0.540% to 0.590%	0.59%
Y Class	0.390% to 0.440%	0.44%
A Class	0.740% to 0.790%	0.79%
C Class	0.740% to 0.790%	0.79%
R Class	0.740% to 0.790%	0.79%
R5 Class	0.540% to 0.590%	0.59%
R6 Class	0.390% to 0.440%	0.44%
G Class	0.390% to 0.440%	0.00%(1)
(1)Effective annual management fee before waiver was 0.44%.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended October 31, 2023 are detailed in the Statement of Operations.

19

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund's officers do not receive compensation from the fund.

Other Expenses — A fund’s other expenses may include interest charges, clearing exchange fees, proxy solicitation expenses, fees associated with the recovery of foreign tax reclaims and other miscellaneous expenses.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases were $126,501,855 and there were no interfund sales.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended October 31, 2023 were $1,659,162,350 and $849,912,174, respectively.

20

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2023		Year ended October 31, 2022
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	230,000,000		230,000,000
Sold	4,994,761	$204,635,419	2,153,769	$94,682,130
Issued in reinvestment of distributions	119,111	4,647,708	392,775	18,727,551
Redeemed	(2,552,300)	(106,610,347)	(3,844,149)	(166,180,504)
	2,561,572	102,672,780	(1,297,605)	(52,770,823)
I Class/Shares Authorized	160,000,000		60,000,000
Sold	1,915,160	80,617,505	4,104,054	178,948,732
Issued in reinvestment of distributions	78,829	3,081,437	246,421	11,771,507
Redeemed	(2,819,227)	(118,487,348)	(3,786,589)	(156,033,845)
	(825,238)	(34,788,406)	563,886	34,686,394
Y Class/Shares Authorized	25,000,000		30,000,000
Sold	143,495	6,093,453	158,367	6,693,832
Issued in reinvestment of distributions	4,670	182,677	10,875	519,740
Redeemed	(112,188)	(4,749,240)	(75,607)	(3,218,336)
	35,977	1,526,890	93,635	3,995,236
A Class/Shares Authorized	50,000,000		50,000,000
Sold	329,592	13,739,258	437,345	19,088,308
Issued in reinvestment of distributions	7,068	274,665	39,834	1,891,744
Redeemed	(404,699)	(16,809,729)	(335,476)	(13,891,180)
	(68,039)	(2,795,806)	141,703	7,088,872
C Class/Shares Authorized	20,000,000		20,000,000
Sold	33,508	1,370,821	45,289	1,874,998
Issued in reinvestment of distributions	180	6,716	5,567	254,494
Redeemed	(79,580)	(3,156,200)	(76,167)	(3,059,799)
	(45,892)	(1,778,663)	(25,311)	(930,307)
R Class/Shares Authorized	25,000,000		25,000,000
Sold	104,694	4,361,281	152,944	6,572,356
Issued in reinvestment of distributions	497	19,136	7,335	345,587
Redeemed	(149,707)	(6,098,849)	(145,270)	(6,282,968)
	(44,516)	(1,718,432)	15,009	634,975
R5 Class/Shares Authorized	20,000,000		20,000,000
Sold	37,365	1,583,243	71,614	3,061,514
Issued in reinvestment of distributions	963	37,647	2,292	109,528
Redeemed	(72,144)	(3,140,013)	(38,805)	(1,582,623)
	(33,816)	(1,519,123)	35,101	1,588,419
R6 Class/Shares Authorized	30,000,000		30,000,000
Sold	1,387,412	57,645,643	1,359,287	58,850,417
Issued in reinvestment of distributions	16,555	648,296	34,929	1,671,016
Redeemed	(1,214,910)	(52,084,582)	(854,032)	(34,400,294)
	189,057	6,209,357	540,184	26,121,139
G Class/Shares Authorized	775,000,000		525,000,000
Sold	27,021,462	1,107,199,103	3,532,127	143,877,234
Issued in reinvestment of distributions	964,132	37,755,401	1,495,144	71,512,712
Redeemed	(9,398,094)	(394,843,638)	(7,693,538)	(345,662,704)
	18,587,500	750,110,866	(2,666,267)	(130,272,758)
Net increase (decrease)	20,356,605	$817,919,463	(2,599,665)	$(109,858,853)
21

6. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund's portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$4,063,874,110	$41,322,605	—
Short-Term Investments	138,101	35,523,741	—
	$4,064,012,211	$76,846,346	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$63,729	—

Liabilities
Other Financial Instruments
Futures Contracts	$593,602	—	—
Forward Foreign Currency Exchange Contracts	—	$1,982	—
	$593,602	$1,982	—

7. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). A fund may incur charges or earn income on cash deposit balances, which are reflected in interest expenses or interest income, respectively. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to equity price risk derivative instruments held during the period was $41,950,462 futures contracts purchased.

22

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $28,711,536.

Value of Derivative Instruments as of October 31, 2023

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Equity Price Risk	Receivable for variation margin on futures contracts*	$148,400	Payable for variation margin on futures contracts*	—
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	63,729	Unrealized depreciation on forward foreign currency exchange contracts	$1,982
		$212,129		$1,982
*Included in the unrealized appreciation (depreciation) on futures contracts, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2023

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Equity Price Risk	Net realized gain (loss) on futures contract transactions	$(1,531,053)	Change in net unrealized appreciation (depreciation) on futures contracts	$381,787
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	(853,988)	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	173,559
		$(2,385,041)		$555,346

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

23

9. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2023 and October 31, 2022 were as follows:

	2023	2022
Distributions Paid From
Ordinary income	$43,778,205	$33,385,674
Long-term capital gains	$3,123,751	$74,778,645

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$3,197,893,379
Gross tax appreciation of investments	$1,071,239,247
Gross tax depreciation of investments	(128,274,069)
Net tax appreciation (depreciation) of investments	942,965,178
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(7,448)
Net tax appreciation (depreciation)	$942,957,730
Undistributed ordinary income	$49,255,115
Accumulated long-term gains	$38,086,183

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

24

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations*:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2023	$38.81	0.36	3.21	3.57	(0.21)	(0.03)	(0.24)	$42.14	9.26%	0.79%	0.79%	0.87%	0.87%	21%	$785,687
2022	$48.06	0.26	(8.36)	(8.10)	(0.19)	(0.96)	(1.15)	$38.81	(17.29)%	0.79%	0.79%	0.62%	0.62%	15%	$624,266
2021	$33.63	0.19	14.40	14.59	(0.16)	—	(0.16)	$48.06	43.50%	0.79%	0.79%	0.46%	0.46%	18%	$835,453
2020	$30.40	0.28	3.15	3.43	—	(0.20)	(0.20)	$33.63	11.33%	0.79%	0.83%	0.88%	0.84%	36%	$595,557
2019	$28.19	0.33	3.77	4.10	(0.22)	(1.67)	(1.89)	$30.40	16.10%	0.80%	0.84%	1.14%	1.10%	33%	$118,225
I Class
2023	$38.95	0.45	3.21	3.66	(0.29)	(0.03)	(0.32)	$42.29	9.46%	0.59%	0.59%	1.07%	1.07%	21%	$400,916
2022	$48.23	0.35	(8.38)	(8.03)	(0.29)	(0.96)	(1.25)	$38.95	(17.13)%	0.59%	0.59%	0.82%	0.82%	15%	$401,398
2021	$33.75	0.27	14.44	14.71	(0.23)	—	(0.23)	$48.23	43.78%	0.59%	0.59%	0.66%	0.66%	18%	$469,840
2020	$30.50	0.35	3.16	3.51	(0.06)	(0.20)	(0.26)	$33.75	11.55%	0.59%	0.63%	1.08%	1.04%	36%	$245,759
2019	$28.27	0.37	3.81	4.18	(0.28)	(1.67)	(1.95)	$30.50	16.37%	0.60%	0.64%	1.34%	1.30%	33%	$106,268

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations*:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Y Class
2023	$39.02	0.51	3.22	3.73	(0.35)	(0.03)	(0.38)	$42.37	9.63%	0.44%	0.44%	1.22%	1.22%	21%	$22,099
2022	$48.32	0.42	(8.40)	(7.98)	(0.36)	(0.96)	(1.32)	$39.02	(17.01)%	0.44%	0.44%	0.97%	0.97%	15%	$18,949
2021	$33.81	0.34	14.46	14.80	(0.29)	—	(0.29)	$48.32	44.01%	0.44%	0.44%	0.81%	0.81%	18%	$18,939
2020	$30.56	0.43	3.12	3.55	(0.10)	(0.20)	(0.30)	$33.81	11.70%	0.44%	0.48%	1.23%	1.19%	36%	$8,115
2019	$28.32	0.41	3.82	4.23	(0.32)	(1.67)	(1.99)	$30.56	16.56%	0.45%	0.49%	1.49%	1.45%	33%	$51,037
A Class
2023	$38.57	0.26	3.19	3.45	(0.12)	(0.03)	(0.15)	$41.87	8.96%	1.04%	1.04%	0.62%	0.62%	21%	$88,136
2022	$47.77	0.16	(8.33)	(8.17)	(0.07)	(0.96)	(1.03)	$38.57	(17.50)%	1.04%	1.04%	0.37%	0.37%	15%	$83,808
2021	$33.43	0.08	14.32	14.40	(0.06)	—	(0.06)	$47.77	43.13%	1.04%	1.04%	0.21%	0.21%	18%	$97,032
2020	$30.29	0.21	3.13	3.34	—	(0.20)	(0.20)	$33.43	11.07%	1.04%	1.08%	0.63%	0.59%	36%	$54,638
2019	$28.09	0.25	3.78	4.03	(0.16)	(1.67)	(1.83)	$30.29	15.81%	1.05%	1.09%	0.89%	0.85%	33%	$54,290
C Class
2023	$36.88	(0.05)	3.05	3.00	—	(0.03)	(0.03)	$39.85	8.14%	1.79%	1.79%	(0.13)%	(0.13)%	21%	$9,665
2022	$45.99	(0.16)	(7.99)	(8.15)	—	(0.96)	(0.96)	$36.88	(18.12)%	1.79%	1.79%	(0.38)%	(0.38)%	15.0%	$10,636
2021	$32.37	(0.22)	13.84	13.62	—	—	—	$45.99	42.08%	1.79%	1.79%	(0.54)%	(0.54)%	18%	$14,427
2020	$29.56	(0.02)	3.03	3.01	—	(0.20)	(0.20)	$32.37	10.22%	1.79%	1.83%	(0.12)%	(0.16)%	36%	$10,178
2019	$27.48	0.04	3.71	3.75	—	(1.67)	(1.67)	$29.56	14.98%	1.80%	1.84%	0.14%	0.10%	33%	$10,149

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations*:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2023	$38.17	0.15	3.17	3.32	(0.02)	(0.03)	(0.05)	$41.44	8.71%	1.29%	1.29%	0.37%	0.37%	21%	$14,574
2022	$47.33	0.05	(8.25)	(8.20)	—	(0.96)	(0.96)	$38.17	(17.71)%	1.29%	1.29%	0.12%	0.12%	15%	$15,124
2021	$33.15	(0.02)	14.20	14.18	—	—	—	$47.33	42.78%	1.29%	1.29%	(0.04)%	(0.04)%	18%	$18,044
2020	$30.12	0.12	3.11	3.23	—	(0.20)	(0.20)	$33.15	10.77%	1.29%	1.33%	0.38%	0.34%	36%	$9,014
2019	$27.93	0.18	3.77	3.95	(0.09)	(1.67)	(1.76)	$30.12	15.56%	1.30%	1.34%	0.64%	0.60%	33%	$4,466
R5 Class
2023	$38.97	0.46	3.20	3.66	(0.29)	(0.03)	(0.32)	$42.31	9.46%	0.59%	0.59%	1.07%	1.07%	21%	$5,157
2022	$48.26	0.35	(8.39)	(8.04)	(0.29)	(0.96)	(1.25)	$38.97	(17.14)%	0.59%	0.59%	0.82%	0.82%	15%	$6,068
2021	$33.77	0.27	14.45	14.72	(0.23)	—	(0.23)	$48.26	43.78%	0.59%	0.59%	0.66%	0.66%	18%	$5,819
2020	$30.52	0.34	3.17	3.51	(0.06)	(0.20)	(0.26)	$33.77	11.55%	0.59%	0.63%	1.08%	1.04%	36%	$3,195
2019	$28.29	0.38	3.80	4.18	(0.28)	(1.67)	(1.95)	$30.52	16.36%	0.60%	0.64%	1.34%	1.30%	33%	$1,314
R6 Class
2023	$39.06	0.51	3.22	3.73	(0.35)	(0.03)	(0.38)	$42.41	9.62%	0.44%	0.44%	1.22%	1.22%	21%	$71,865
2022	$48.37	0.42	(8.41)	(7.99)	(0.36)	(0.96)	(1.32)	$39.06	(17.02)%	0.44%	0.44%	0.97%	0.97%	15%	$58,804
2021	$33.84	0.32	14.50	14.82	(0.29)	—	(0.29)	$48.37	44.03%	0.44%	0.44%	0.81%	0.81%	18%	$46,681
2020	$30.56	0.39	3.17	3.56	(0.08)	(0.20)	(0.28)	$33.84	11.70%	0.44%	0.48%	1.23%	1.19%	36%	$5,150
2019(3)	$28.05	0.21	2.30	2.51	—	—	—	$30.56	8.95%	0.44%(4)	0.49%(4)	1.18%(4)	1.13%(4)	33%(5)	$3,979

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations*:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
G Class
2023	$39.21	0.70	3.22	3.92	(0.52)	(0.03)	(0.55)	$42.58	10.12%	0.00%(6)	0.44%	1.66%	1.22%	21%	$2,748,223
2022	$48.54	0.60	(8.40)	(7.80)	(0.57)	(0.96)	(1.53)	$39.21	(16.63)%	0.00%(6)	0.44%	1.41%	0.97%	15%	$1,802,038
2021	$33.97	0.53	14.49	15.02	(0.45)	—	(0.45)	$48.54	44.61%	0.00%(6)	0.44%	1.25%	0.81%	18%	$2,360,362
2020	$30.64	0.54	3.18	3.72	(0.19)	(0.20)	(0.39)	$33.97	12.21%	0.00%(6)	0.48%	1.67%	1.19%	36%	$1,800,919
2019(3)	$28.05	0.37	2.22	2.59	—	—	—	$30.64	9.23%	0.00%(4)(6)	0.49%(4)	2.04%(4)	1.55%(4)	33%(5)	$497,635

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)April 1, 2019 (commencement of sale) through October 31, 2019.
(4)Annualized.
(5)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2019.
(6)Ratio was less than 0.005%.
*The amount shown for a share outstanding throughout the period may not correlate with the Statement(s) of Operations or precisely reflect the class expense differentials due to the timing of transactions in shares of a fund in relation to income earned and/or fluctuations in the fair value of a fund's investments.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders of the Sustainable Equity Fund and the Board of Directors of American Century Mutual Funds, Inc.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Sustainable Equity Fund (the “Fund”), one of the funds constituting the American Century Mutual Funds, Inc., as of October 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
December 18, 2023

We have served as the auditor of one or more American Century investment companies since 1997.
29

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday.
Jonathan S.Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Brian Bulatao (1964)	Director	Since 2022	Chief Administrative Officer, Activision Blizzard, Inc. (2021 to present); Under Secretary of State for Management, U.S. Department of State (2018 to 2021); Chief Operating Officer, Central Intelligence Agency (2017 to 2018)	65	None
Thomas W. Bunn (1953)	Director	Since 2017	Retired	65	None
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	65	Alleghany Corporation (2021 to 2022)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	65	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	65	None
30

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	65	MGP Ingredients, Inc. (2019 to 2021)
Jan M. Lewis (1957)	Director and Board Chair	Since 2011 (Board Chair since 2022)	Retired	65	None
Gary C. Meltzer (1963)	Director	Since 2022	Advisor, Pontoro (2021 to present); Executive Advisor, Consultant and Investor, Harris Ariel Advisory LLC (2020 to present); Managing Partner, PricewaterhouseCoopers LLP (1985 to 2020)	65	ExcelFin Acquisition Corp., Apollo Realty Income Solutions, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired	115	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	147	None
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.
31

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018; Vice President since 2023	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present). Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
Cihan Kasikara (1974)	Vice President since 2023	Senior Vice President, ACS (2022 to present); Treasurer, ACS (2023 to present); Vice President, ACS (2020 to 2022); Vice President, Franklin Templeton (2015 to 2020)
Kathleen Gunja Nelson (1976)	Vice President since 2023	Vice President, ACS (2017 to present)
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

32

Approval of Management Agreement

At a meeting held on June 28, 2023, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under the Investment Company Act of 1940 (the “Investment Company Act”), contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s Directors, including a majority of the independent Directors.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed data and information compiled by the Advisor and certain independent data providers concerning the Fund. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the information that the Board and its committees receive and consider over time.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor and its affiliates included, but was not limited to

•the nature, extent, and quality of investment management, shareholder services, distribution services, and other services provided to the Fund;
•the wide range of programs and services the Advisor and other service providers provide to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance compared to appropriate benchmarks and/or peer groups of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similarly-managed funds;
•the Advisor’s compliance policies, procedures, and regulatory experience and those of certain other service providers;
•the Advisor’s strategic plans, generally, and with respect to areas of heightened regulatory interest in the mutual fund industry and certain recent geopolitical and other issues;
•the Advisor’s business continuity plans, vendor management practices, and information security practices;
•the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the Advisor’s financial results of operation;
•possible economies of scale associated with the Advisor’s management of the Fund;
•any collateral benefits derived by the Advisor from the management of the Fund;
•fees and expenses associated with any investment by the Fund in other funds;
•payments to intermediaries by the Fund and the Advisor and services provided by intermediaries in connection therewith; and
•services provided and charges to the Advisor's other investment management clients.

The Board held two meetings to consider the renewal. The independent Directors also met in private session multiple times to review and discuss the information provided in response to their request. The independent Directors held active discussions with the Advisor regarding the renewal of the management agreement, requesting supplemental information, and reviewing information provided by the Advisor in response thereto. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors.
33

In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services which include, without limitation, the following:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•liquidity monitoring and management
•risk management, including information security
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Directors’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and principal investment strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Board discusses with the Advisor the reasons for such results and any actions being taken to improve performance and may conduct special reviews until performance improves. The Fund’s performance was above its benchmark for the three-, five-, and ten-year periods and below its benchmark for the one-year period reviewed by the Board. In relation to industry peers, the Fund was above the median of its peer performance universe as identified by a third-party service provider for the one-, three-, five-, and ten-year periods. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including information security), new products and services offered to Fund shareholders, securities trading activities,
34

portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), and its financial results of operation. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the terms of the current management agreement. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is sharing economies of scale, to the extent they exist, through its fee structure, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders enhanced and expanded content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow. Assets of various classes of the same Fund or similarly-managed products are combined with the assets of the Fund to help achieve those breakpoints.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage and other transaction fees and expenses relating to acquisition and disposition of portfolio securities, acquired fund fees and expenses, taxes, interest, extraordinary expenses, fund litigation expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Investment Company Act Rule 12b-1. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe. In addition, the Board reviewed the Fund’s position relative to the narrower set of its expense group peers. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They
35

observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. To the extent there are potential collateral benefits, the Board has been advised and has taken this into consideration in its review of the management contract with the Fund. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with prospective clients, service providers, and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and received over time, determined that the terms of the management agreement are fair and reasonable and that the management fee charged to the Fund is reasonable in light of the services provided and that the management agreement between the Fund and the Advisor should be renewed for an additional one-year period.
36

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding at the IRS default rate of 10%.* Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
You may elect a different withholding rate, or request zero withholding, by submitting an acceptable IRS Form W-4R election with your distribution request. You may notify us of your W-4R election by telephone, on our distribution forms, on IRS Form W-4R, or through other acceptable electronic means. If your withholding election is for an automatic withdrawal plan, you have the right to revoke your election at any time and any election you make will remain in effect until revoked by filing a new election.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld according to state regulations if, at the time of your distribution, your tax residency is within one of the mandatory withholding states.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

37

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2023.

For corporate taxpayers, the fund hereby designates $43,740,666 or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2023 as qualified for the corporate dividends received deduction.

The fund hereby designates $3,123,751, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended October 31, 2023.
38

Notes

39

Notes
40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2023 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90971 2312

Annual Report

October 31, 2023

Ultra® Fund
Investor Class (TWCUX)
I Class (TWUIX)
Y Class (AULYX)
A Class (TWUAX)
C Class (TWCCX)
R Class (AULRX)
R5 Class (AULGX)
R6 Class (AULDX)
G Class (AULNX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ending October 31, 2023. Annual reports help convey important information about fund returns, including market factors that affect performance. For additional investment insights, please visit americancentury.com.

Asset Class Performance Was Mixed as Volatility Reigned

While most asset class returns improved versus the previous fiscal year, investors faced ongoing challenges from a variety of sources. The Federal Reserve (Fed) and other central banks continued to aggressively raise interest rates, and inflation persisted. Additionally, banking industry turmoil, economic uncertainty and geopolitical unrest added to the volatile backdrop.

Overall, investor expectations for the Fed to conclude its rate-hike campaign fueled optimism. Early on, inflation’s steady slowdown, a series of bank failures and mounting recession worries prompted investors to regularly recalibrate their monetary policy outlooks. However, with inflation still higher than central bank targets, the Fed and its developed markets peers continued to raise rates.

By period-end, most central banks had paused their tightening campaigns, leaving government bond yields and interest rates at multiyear highs. While many observers believed the pauses indicated tightening had ended, still-high inflation prompted policymakers to leave their options open. Economic growth remained stronger than expected in the U.S., muddying the Fed’s monetary policy strategy, but it cooled notably in Europe and the U.K.

Despite this volatile backdrop, corporate earnings generally remained better than expected. The broad S&P 500 Index gained 10.14% for the 12-month period. However, returns for size and style indices varied widely. Bond returns in developed markets were modest. Conversely, emerging markets bonds rallied as inflation eased and most central banks ended their tightening campaigns.

Remaining Diligent in Uncertain Times

We expect market volatility to linger as investors navigate a complex environment of persistent inflation, tighter financial conditions and recession risk. In addition, the Israel-Hamas war further complicates the global backdrop and represents another key geopolitical consideration for our investment teams.

Our firm has a long history of helping clients weather unpredictable and volatile markets, and we’re determined to meet today’s challenges. Thank you for your trust and confidence in American Century Investments.

With appreciation and respect,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of October 31, 2023
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWCUX	15.91%	13.46%	13.44%	—	11/2/81
Russell 1000 Growth Index	—	18.95%	14.22%	13.82%	—	—
S&P 500 Index	—	10.14%	11.01%	11.18%	—	—
I Class	TWUIX	16.12%	13.69%	13.67%	—	11/14/96
Y Class	AULYX	16.30%	13.86%	—	15.32%	4/10/17
A Class	TWUAX					10/2/96
No sales charge		15.61%	13.18%	13.15%	—
With sales charge		8.96%	11.85%	12.49%	—
C Class	TWCCX	14.76%	12.33%	12.31%	—	10/29/01
R Class	AULRX	15.31%	12.90%	12.87%	—	8/29/03
R5 Class	AULGX	16.13%	13.69%	—	15.14%	4/10/17
R6 Class	AULDX	16.32%	13.86%	13.84%	—	7/26/13
G Class	AULNX	16.98%	—	—	14.13%	8/1/19
Average annual returns since inception are presented when ten years of performance history is not available.
Fund returns would have been lower if a portion of the fees had not been waived.

C Class shares will automatically convert to A Class shares after being held for approximately eight years. C Class average annual returns do not reflect this conversion.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2013
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2023
Investor Class — $35,285

Russell 1000 Growth Index — $36,502

S&P 500 Index — $28,847

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class	G Class
0.95%	0.75%	0.60%	1.20%	1.95%	1.45%	0.75%	0.60%	0.60%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
4

Portfolio Commentary

Portfolio Managers: Keith Lee, Michael Li and Jeff Bourke

Performance Summary

Ultra returned 15.91%* for the 12 months ended October 31, 2023, trailing the 18.95% return of the fund’s benchmark, the Russell 1000 Growth Index. The fund’s return reflects operating expenses, while the index return does not.

Positioning in the information technology and health care sectors detracted from performance relative to the benchmark. Positioning in the consumer staples and real estate sectors benefited relative performance.

Information Technology Hampered Performance

Software holdings led detractors in the information technology sector. Microsoft reported better-than-expected revenue and earnings and offered upbeat guidance, with Azure, its cloud unit, growing fastest of the company’s key business segments. Strong revenue growth and tighter cost controls meant margins improved. We had some exposure to the stock but less than the benchmark because of concern about valuation relative to other investment alternatives.

Health care holdings also detracted. Insulet, a maker of insulin delivery devices, reported record revenues, but the stock fell on worry about competition from new, more effective diabetes drugs. Dexcom makes continuous glucose monitoring systems for diabetes patients. Its stock also lagged amid worry that a new class of diabetes and obesity drugs would reduce the need for such devices. We believe market sentiment has run ahead of the actual likely uptake and impact on diabetes that these drugs will have. UnitedHealth Group weighed on performance. The stock of the world’s largest private health insurer fell after a company executive said its costs were likely to soar as people resume elective procedures.

Elsewhere, the stock of human resources software company Paycom Software lagged after slashing future earnings guidance. The sell-off reflected a decision to focus on sales conversions in a key product line at the expense of other opportunities.

Consumer Staples Benefited Performance

We were underweight the consumer staples sector, which was helpful as the sector lagged during the period. Stock selection in the sector was also positive. Not owning beverage company PepsiCo was a key contributor to relative results. We did not own any real estate stocks, which also benefited performance.

Top individual contributors included a pair of semiconductor stocks, led by NVIDIA. The chipmaker’s stock surged after increasing its future business guidance well above expectations. NVIDIA’s growth was driven by its data center business, which reflects the demand for computing power required for artificial intelligence applications. Applied Materials, a semiconductor equipment manufacturer, benefited from a new management team that has brought a greater focus to margins and returns on capital. The company also was helped by increased demand for chips.

Alphabet was a significant contributor. Google’s parent company reported better-than-expected revenue and earnings, aided by signs of growth in digital advertising. Alphabet also benefited from its cloud business and its artificial intelligence focus.

*All fund returns referenced in this commentary are for Investor Class shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.
5

Fund Characteristics

OCTOBER 31, 2023
Types of Investments in Portfolio	% of net assets
Common Stocks	99.8%
Short-Term Investments	0.2%
Other Assets and Liabilities	—*
*Category is less than 0.05% of total net assets.

Top Five Industries	% of net assets
Software	14.0%
Technology Hardware, Storage and Peripherals	13.7%
Semiconductors and Semiconductor Equipment	10.6%
Interactive Media and Services	9.3%
Financial Services	7.0%
6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2023 to October 31, 2023.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments mutual fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
7

	Beginning Account Value 5/1/23	Ending Account Value 10/31/23	Expenses Paid During Period(1) 5/1/23 - 10/31/23	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,044.50	$4.74	0.92%
I Class	$1,000	$1,045.40	$3.71	0.72%
Y Class	$1,000	$1,046.20	$2.94	0.57%
A Class	$1,000	$1,043.10	$6.03	1.17%
C Class	$1,000	$1,039.20	$9.87	1.92%
R Class	$1,000	$1,041.70	$7.31	1.42%
R5 Class	$1,000	$1,045.50	$3.71	0.72%
R6 Class	$1,000	$1,046.30	$2.94	0.57%
G Class	$1,000	$1,049.30	$0.00	0.00%(2)
Hypothetical
Investor Class	$1,000	$1,020.57	$4.69	0.92%
I Class	$1,000	$1,021.58	$3.67	0.72%
Y Class	$1,000	$1,022.33	$2.91	0.57%
A Class	$1,000	$1,019.31	$5.96	1.17%
C Class	$1,000	$1,015.53	$9.75	1.92%
R Class	$1,000	$1,018.05	$7.22	1.42%
R5 Class	$1,000	$1,021.58	$3.67	0.72%
R6 Class	$1,000	$1,022.33	$2.91	0.57%
G Class	$1,000	$1,025.21	$0.00	0.00%(2)
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
(2)Other expenses, which include directors' fees and expenses, did not exceed 0.005%.
8

Schedule of Investments

OCTOBER 31, 2023

	Shares	Value
COMMON STOCKS — 99.8%
Automobiles — 3.0%
Tesla, Inc.(1)	2,734,000	$549,096,560
Beverages — 0.8%
Constellation Brands, Inc., Class A	635,000	148,685,250
Biotechnology — 3.3%
Biogen, Inc.(1)	423,000	100,479,420
Genmab A/S(1)	311,000	87,914,361
Gilead Sciences, Inc.	643,000	50,501,220
Regeneron Pharmaceuticals, Inc.(1)	464,000	361,868,960
		600,763,961
Broadline Retail — 6.2%
Amazon.com, Inc.(1)	8,534,000	1,135,790,060
Building Products — 1.0%
Advanced Drainage Systems, Inc.	1,014,000	108,325,620
Johnson Controls International PLC	1,452,000	71,177,040
		179,502,660
Capital Markets — 1.2%
MSCI, Inc.	451,000	212,669,050
Chemicals — 0.8%
Ecolab, Inc.	858,000	143,920,920
Commercial Services and Supplies — 1.0%
Cintas Corp.	136,000	68,968,320
Copart, Inc.(1)	2,721,616	118,444,728
		187,413,048
Consumer Staples Distribution & Retail — 2.1%
Costco Wholesale Corp.	676,413	373,677,598
Distributors — 0.2%
Pool Corp.	111,000	35,050,470
Electrical Equipment — 0.5%
Acuity Brands, Inc.	574,000	92,970,780
Electronic Equipment, Instruments and Components — 1.0%
Cognex Corp.	1,370,000	49,306,300
Keyence Corp.	330,000	127,749,088
		177,055,388
Energy Equipment and Services — 0.6%
Schlumberger NV	2,121,000	118,054,860
Entertainment — 1.7%
Netflix, Inc.(1)	758,000	312,061,020
Financial Services — 7.0%
Block, Inc.(1)	705,000	28,376,250
Mastercard, Inc., Class A	1,926,827	725,161,342
Visa, Inc., Class A	2,237,000	525,918,700
		1,279,456,292
Ground Transportation — 0.6%
JB Hunt Transport Services, Inc.	652,000	112,059,240
Health Care Equipment and Supplies — 3.8%
Contra Abiomed, Inc.(1)	281,340	286,967
Dexcom, Inc.(1)	2,182,000	193,827,060
9

	Shares	Value
Edwards Lifesciences Corp.(1)	1,349,000	$85,958,280
IDEXX Laboratories, Inc.(1)	202,000	80,692,940
Insulet Corp.(1)	353,000	46,797,210
Intuitive Surgical, Inc.(1)	1,075,564	282,034,392
		689,596,849
Health Care Providers and Services — 3.2%
UnitedHealth Group, Inc.	1,100,000	589,116,000
Hotels, Restaurants and Leisure — 3.1%
Chipotle Mexican Grill, Inc.(1)	197,000	382,613,400
Wingstop, Inc.	954,000	174,362,580
		556,975,980
Interactive Media and Services — 9.3%
Alphabet, Inc., Class A(1)	5,765,580	715,393,166
Alphabet, Inc., Class C(1)	6,325,160	792,542,548
Meta Platforms, Inc., Class A(1)	615,000	185,281,050
		1,693,216,764
IT Services — 1.4%
Gartner, Inc.(1)	229,000	76,037,160
Okta, Inc.(1)	2,643,000	178,164,630
		254,201,790
Life Sciences Tools and Services — 0.5%
Waters Corp.(1)	380,000	90,641,400
Machinery — 2.1%
Donaldson Co., Inc.	889,000	51,259,740
Fortive Corp.	1,791,000	116,916,480
Nordson Corp.	467,000	99,279,530
Westinghouse Air Brake Technologies Corp.	705,000	74,744,100
Yaskawa Electric Corp.	970,000	31,751,130
		373,950,980
Oil, Gas and Consumable Fuels — 0.9%
EOG Resources, Inc.	1,331,000	168,038,750
Pharmaceuticals — 2.3%
Eli Lilly & Co.	757,000	419,325,010
Professional Services — 1.0%
Paycom Software, Inc.	753,000	184,462,410
Semiconductors and Semiconductor Equipment — 10.6%
Advanced Micro Devices, Inc.(1)	807,000	79,489,500
Analog Devices, Inc.	1,246,000	196,033,180
Applied Materials, Inc.	2,454,000	324,786,900
ASML Holding NV	298,000	179,133,896
Lattice Semiconductor Corp.(1)	1,455,000	80,912,550
NVIDIA Corp.	2,615,000	1,066,397,000
		1,926,753,026
Software — 14.0%
Datadog, Inc., Class A(1)	1,497,000	121,960,590
DocuSign, Inc.(1)	2,597,000	100,971,360
Dynatrace, Inc.(1)	2,396,000	107,125,160
Fair Isaac Corp.(1)	294,000	248,685,780
Microsoft Corp.	4,090,401	1,383,005,482
Salesforce, Inc.(1)	1,936,000	388,806,880
Zscaler, Inc.(1)	1,240,000	196,775,600
		2,547,330,852
10

	Shares	Value
Technology Hardware, Storage and Peripherals — 13.7%
Apple, Inc.	14,566,254	$2,487,479,196
Textiles, Apparel and Luxury Goods — 2.9%
Lululemon Athletica, Inc.(1)	1,018,000	400,562,640
NIKE, Inc., Class B	1,322,000	135,861,940
		536,424,580
TOTAL COMMON STOCKS (Cost $7,026,081,615)		18,175,740,744
SHORT-TERM INVESTMENTS — 0.2%
Money Market Funds†
State Street Institutional U.S. Government Money Market Fund, Premier Class	143,879	143,879
Repurchase Agreements — 0.2%
BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.50% - 4.00%, 11/30/28 - 11/15/52, valued at $2,793,736), in a joint trading account at 5.26%, dated 10/31/23, due 11/1/23 (Delivery value $2,727,971)		2,727,572
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.375%, 10/15/28, valued at $35,059,512), at 5.28%, dated 10/31/23, due 11/1/23 (Delivery value $34,377,041)		34,372,000
		37,099,572
TOTAL SHORT-TERM INVESTMENTS (Cost $37,243,451)		37,243,451
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $7,063,325,066)		18,212,984,195
OTHER ASSETS AND LIABILITIES†		1,077,061
TOTAL NET ASSETS — 100.0%		$18,214,061,256

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
JPY	456,340,500	USD	3,071,000	UBS AG	12/22/23	$(35,349)
USD	56,645,592	JPY	8,315,884,500	UBS AG	12/22/23	1,326,984
						$1,291,635

NOTES TO SCHEDULE OF INVESTMENTS
JPY	–	Japanese Yen
USD	–	United States Dollar
†Category is less than 0.05% of total net assets.
(1)Non-income producing.

See Notes to Financial Statements.
11

Statement of Assets and Liabilities

OCTOBER 31, 2023
Assets
Investment securities, at value (cost of $7,063,325,066)	$18,212,984,195
Receivable for investments sold	103,749,352
Receivable for capital shares sold	4,461,987
Unrealized appreciation on forward foreign currency exchange contracts	1,326,984
Dividends and interest receivable	1,673,700
18,324,196,218

Liabilities
Payable for investments purchased	89,898,475
Payable for capital shares redeemed	6,277,326
Unrealized depreciation on forward foreign currency exchange contracts	35,349
Accrued management fees	13,827,082
Distribution and service fees payable	96,730
110,134,962

Net Assets	$18,214,061,256

Net Assets Consist of:
Capital (par value and paid-in surplus)	$5,906,153,102
Distributable earnings (loss)	12,307,908,154
$18,214,061,256

	Net Assets	Shares Outstanding	Net Asset Value Per Share*
Investor Class, $0.01 Par Value	$15,289,489,460	226,390,415	$67.54
I Class, $0.01 Par Value	$988,431,340	13,837,056	$71.43
Y Class, $0.01 Par Value	$36,238,381	501,957	$72.19
A Class, $0.01 Par Value	$223,761,377	3,566,417	$62.74
C Class, $0.01 Par Value	$28,609,826	599,066	$47.76
R Class, $0.01 Par Value	$51,020,053	855,315	$59.65
R5 Class, $0.01 Par Value	$36,770,714	514,329	$71.49
R6 Class, $0.01 Par Value	$1,549,990,121	21,498,032	$72.10
G Class, $0.01 Par Value	$9,749,984	131,523	$74.13
*Maximum offering price per share was equal to the net asset value per share for all share classes, except A Class, for which the maximum offering price per share was $66.57 (net asset value divided by 0.9425). A contingent deferred sales charge may be imposed on redemptions of A Class and C Class.

See Notes to Financial Statements.
12

Statement of Operations

YEAR ENDED OCTOBER 31, 2023
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $307,532)	$93,712,748
Interest	4,763,015
Securities lending, net	40,947
98,516,710

Expenses:
Management fees	158,884,315
Distribution and service fees:
A Class	505,099
C Class	276,624
R Class	230,821
Directors' fees and expenses	584,852
Other expenses	40,417
160,522,128
Fees waived(1)	(4,383,634)
156,138,494

Net investment income (loss)	(57,621,784)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	1,263,135,715
Forward foreign currency exchange contract transactions	(2,350,360)
Foreign currency translation transactions	(441,627)
1,260,343,728

Change in net unrealized appreciation (depreciation) on:
Investments	1,267,686,099
Forward foreign currency exchange contracts	1,038,830
Translation of assets and liabilities in foreign currencies	58,125
1,268,783,054

Net realized and unrealized gain (loss)	2,529,126,782

Net Increase (Decrease) in Net Assets Resulting from Operations	$2,471,504,998
(1)Amount consists of $3,738,403, $216,334, $5,911, $50,416, $6,909, $11,568, $9,228, $312,565 and $32,300 for Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class, R6 Class and G Class, respectively.

See Notes to Financial Statements.
13

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2023 AND OCTOBER 31, 2022
Increase (Decrease) in Net Assets	October 31, 2023	October 31, 2022
Operations
Net investment income (loss)	$(57,621,784)	$(71,411,317)
Net realized gain (loss)	1,260,343,728	1,090,107,299
Change in net unrealized appreciation (depreciation)	1,268,783,054	(7,273,773,500)
Net increase (decrease) in net assets resulting from operations	2,471,504,998	(6,255,077,518)

Distributions to Shareholders
From earnings:
Investor Class	(896,713,481)	(1,280,659,962)
I Class	(46,333,790)	(52,994,662)
Y Class	(215,908)	(187,141)
A Class	(11,837,304)	(17,349,829)
C Class	(2,245,082)	(2,961,708)
R Class	(2,878,068)	(2,905,579)
R5 Class	(2,023,455)	(22,646)
R6 Class	(55,607,014)	(48,932,667)
G Class	(14,068)	(620)
Decrease in net assets from distributions	(1,017,868,170)	(1,406,014,814)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	1,099,543,835	1,145,217,950

Net increase (decrease) in net assets	2,553,180,663	(6,515,874,382)

Net Assets
Beginning of period	15,660,880,593	22,176,754,975
End of period	$18,214,061,256	$15,660,880,593

See Notes to Financial Statements.
14

Notes to Financial Statements

OCTOBER 31, 2023

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Ultra Fund (the fund) is one fund in a series issued by the corporation. The fund's investment objective is to seek long-term capital growth.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class, R6 Class and G Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Directors oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. U.S. Treasury and Government Agency securities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause the fund to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

15

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The valuation designee also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that it deems appropriate. The valuation designee may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).
16

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation's investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund's assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts), as well as exchange-traded funds managed by the investment advisor, that use very similar investment teams and strategies (strategy assets). From November 1, 2022 through July 31, 2023, the investment advisor agreed to waive a portion of the fund’s management fee such that the management fee does not exceed 0.928% for Investor Class, A Class, C Class and R Class, 0.728% for I Class and R5 Class, and 0.578% for Y Class and R6 Class. Effective August 1, 2023, the investment advisor agreed to waive a portion of the fund’s management fee such that the management fee does not exceed 0.911% for Investor Class, A Class, C Class and R Class, 0.711% for I Class and R5 Class, and 0.561% for Y Class and R6 Class. The investment advisor expects this waiver arrangement to continue until July 31, 2024 and cannot terminate it prior to such date without the approval of the Board of Directors. The investment advisor agreed to waive the G Class's management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Directors.

17

The management fee schedule range and the effective annual management fee before and after waiver for each class for the period ended October 31, 2023 are as follows:

	Management Fee Schedule Range	Effective Annual Management Fee
		Before Waiver	After Waiver
Investor Class	0.800% to 0.990%	0.95%	0.93%
I Class	0.600% to 0.790%	0.75%	0.73%
Y Class	0.450% to 0.640%	0.60%	0.58%
A Class	0.800% to 0.990%	0.95%	0.93%
C Class	0.800% to 0.990%	0.95%	0.93%
R Class	0.800% to 0.990%	0.95%	0.93%
R5 Class	0.600% to 0.790%	0.75%	0.73%
R6 Class	0.450% to 0.640%	0.60%	0.58%
G Class	0.450% to 0.640%	0.60%	0.00%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended October 31, 2023 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund's officers do not receive compensation from the fund.

Other Expenses — A fund’s other expenses may include interest charges, clearing exchange fees, proxy solicitation expenses, fees associated with the recovery of foreign tax reclaims and other miscellaneous expenses.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended October 31, 2023 were $3,712,230,016 and $3,501,561,852, respectively.

18

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2023		Year ended October 31, 2022
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	3,000,000,000		3,000,000,000
Sold	8,060,745	$530,238,612	8,135,056	$598,685,724
Issued in reinvestment of distributions	15,165,813	855,808,956	14,055,454	1,225,916,765
Redeemed	(17,350,464)	(1,123,638,507)	(18,002,094)	(1,314,146,186)
	5,876,094	262,409,061	4,188,416	510,456,303
I Class/Shares Authorized	220,000,000		120,000,000
Sold	6,602,248	471,376,367	4,448,913	343,822,287
Issued in reinvestment of distributions	715,408	42,623,986	526,979	48,255,456
Redeemed	(4,549,800)	(318,387,098)	(2,515,718)	(190,427,803)
	2,767,856	195,613,255	2,460,174	201,649,940
Y Class/Shares Authorized	30,000,000		30,000,000
Sold	485,922	32,573,254	19,261	1,498,589
Issued in reinvestment of distributions	2,012	120,975	1,273	117,405
Redeemed	(36,999)	(2,690,871)	(1,016)	(87,262)
	450,935	30,003,358	19,518	1,528,732
A Class/Shares Authorized	60,000,000		60,000,000
Sold	1,060,340	64,847,082	783,879	54,250,243
Issued in reinvestment of distributions	212,777	11,177,165	202,249	16,548,087
Redeemed	(626,796)	(38,541,529)	(977,454)	(67,216,794)
	646,321	37,482,718	8,674	3,581,536
C Class/Shares Authorized	20,000,000		20,000,000
Sold	126,936	5,906,258	158,031	8,597,018
Issued in reinvestment of distributions	46,222	1,860,437	39,175	2,529,562
Redeemed	(119,933)	(5,563,701)	(142,611)	(7,653,360)
	53,225	2,202,994	54,595	3,473,220
R Class/Shares Authorized	25,000,000		30,000,000
Sold	345,043	20,799,015	288,585	18,499,188
Issued in reinvestment of distributions	57,503	2,878,025	37,039	2,905,336
Redeemed	(233,772)	(13,665,587)	(130,237)	(8,695,824)
	168,774	10,011,453	195,387	12,708,700
R5 Class/Shares Authorized	20,000,000		20,000,000
Sold	233,600	16,071,078	515,024	36,057,190
Issued in reinvestment of distributions	33,751	2,012,590	80	7,330
Redeemed	(254,594)	(17,990,190)	(17,322)	(1,131,238)
	12,757	93,478	497,782	34,933,282
R6 Class/Shares Authorized	250,000,000		110,000,000
Sold	11,203,592	771,609,769	7,411,532	533,392,489
Issued in reinvestment of distributions	906,288	54,431,628	525,013	48,359,000
Redeemed	(3,917,306)	(273,261,287)	(2,781,944)	(205,088,810)
	8,192,574	552,780,110	5,154,601	376,662,679
G Class/Shares Authorized	80,000,000		80,000,000
Sold	157,166	11,154,947	3,322	222,941
Issued in reinvestment of distributions	229	14,068	7	620
Redeemed	(29,305)	(2,221,607)	—	(3)
	128,090	8,947,408	3,329	223,558
Net increase (decrease)	18,296,626	$1,099,543,835	12,582,476	$1,145,217,950

19

6. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund's portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$17,749,192,269	$426,548,475	—
Short-Term Investments	143,879	37,099,572	—
	$17,749,336,148	$463,648,047	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$1,326,984	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$35,349	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $144,944,098.

20

The value of foreign currency risk derivative instruments as of October 31, 2023, is disclosed on the Statement of Assets and Liabilities as an asset of $1,326,984 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $35,349 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended October 31, 2023, the effect of foreign currency risk derivative instruments on the Statement of Operations was $(2,350,360) in net realized gain (loss) on forward foreign currency exchange contract transactions and $1,038,830 in change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

9. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2023 and October 31, 2022 were as follows:

	2023	2022
Distributions Paid From
Ordinary income	—	—
Long-term capital gains	$1,017,868,170	$1,406,014,814

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$7,068,115,976
Gross tax appreciation of investments	$11,479,274,473
Gross tax depreciation of investments	(334,406,254)
Net tax appreciation (depreciation) of investments	11,144,868,219
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	26,360
Net tax appreciation (depreciation)	$11,144,894,579
Undistributed ordinary income	—
Accumulated long-term gains	$1,218,867,849
Late-year ordinary loss deferral	$(55,854,274)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.
21

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations*:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Realized Gains	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2023	$62.50	(0.24)	9.37	9.13	(4.09)	$67.54	15.91%	0.93%	0.95%	(0.37)%	(0.39)%	20%	$15,289,489
2022	$93.37	(0.30)	(24.63)	(24.93)	(5.94)	$62.50	(28.50)%	0.94%	0.95%	(0.42)%	(0.43)%	13%	$13,781,358
2021	$66.38	(0.38)	29.49	29.11	(2.12)	$93.37	44.70%	0.95%	0.95%	(0.47)%	(0.47)%	8%	$20,198,765
2020	$50.27	(0.21)	18.55	18.34	(2.23)	$66.38	37.77%	0.97%	0.97%	(0.36)%	(0.36)%	6%	$14,648,925
2019	$47.74	(0.06)	5.92	5.86	(3.33)	$50.27	13.83%	0.97%	0.97%	(0.13)%	(0.13)%	13%	$11,308,500
I Class
2023	$65.74	(0.12)	9.90	9.78	(4.09)	$71.43	16.12%	0.73%	0.75%	(0.17)%	(0.19)%	20%	$988,431
2022	$97.72	(0.16)	(25.88)	(26.04)	(5.94)	$65.74	(28.36)%	0.74%	0.75%	(0.22)%	(0.23)%	13%	$727,643
2021	$69.25	(0.23)	30.82	30.59	(2.12)	$97.72	45.00%	0.75%	0.75%	(0.27)%	(0.27)%	8%	$841,255
2020	$52.25	(0.10)	19.33	19.23	(2.23)	$69.25	38.05%	0.77%	0.77%	(0.16)%	(0.16)%	6%	$588,451
2019	$49.39	0.03	6.16	6.19	(3.33)	$52.25	14.05%	0.77%	0.77%	0.07%	0.07%	13%	$365,036

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations*:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Realized Gains	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Y Class
2023	$66.30	(0.05)	10.03	9.98	(4.09)	$72.19	16.30%	0.58%	0.60%	(0.02)%	(0.04)%	20%	$36,238
2022	$98.36	(0.04)	(26.08)	(26.12)	(5.94)	$66.30	(28.25)%	0.59%	0.60%	(0.07)%	(0.08)%	13%	$3,383
2021	$69.59	(0.11)	31.00	30.89	(2.12)	$98.36	45.21%	0.60%	0.60%	(0.12)%	(0.12)%	8%	$3,099
2020	$52.42	(0.01)	19.41	19.40	(2.23)	$69.59	38.26%	0.62%	0.62%	(0.01)%	(0.01)%	6%	$1,708
2019	$49.47	0.10	6.18	6.28	(3.33)	$52.42	14.22%	0.62%	0.62%	0.22%	0.22%	13%	$1,259
A Class
2023	$58.50	(0.38)	8.71	8.33	(4.09)	$62.74	15.61%	1.18%	1.20%	(0.62)%	(0.64)%	20%	$223,761
2022	$87.98	(0.46)	(23.08)	(23.54)	(5.94)	$58.50	(28.69)%	1.19%	1.20%	(0.67)%	(0.68)%	13%	$170,819
2021	$62.81	(0.56)	27.85	27.29	(2.12)	$87.98	44.35%	1.20%	1.20%	(0.72)%	(0.72)%	8%	$256,161
2020	$47.79	(0.34)	17.59	17.25	(2.23)	$62.81	37.43%	1.22%	1.22%	(0.61)%	(0.61)%	6%	$167,682
2019	$45.67	(0.17)	5.62	5.45	(3.33)	$47.79	13.54%	1.22%	1.22%	(0.38)%	(0.38)%	13%	$116,630
C Class
2023	$45.85	(0.64)	6.64	6.00	(4.09)	$47.76	14.76%	1.93%	1.95%	(1.37)%	(1.39)%	20%	$28,610
2022	$70.74	(0.76)	(18.19)	(18.95)	(5.94)	$45.85	(29.22)%	1.94%	1.95%	(1.42)%	(1.43)%	13%	$25,028
2021	$51.23	(0.91)	22.54	21.63	(2.12)	$70.74	43.28%	1.95%	1.95%	(1.47)%	(1.47)%	8%	$34,751
2020	$39.65	(0.62)	14.43	13.81	(2.23)	$51.23	36.39%	1.97%	1.97%	(1.36)%	(1.36)%	6%	$24,320
2019	$38.77	(0.43)	4.64	4.21	(3.33)	$39.65	12.69%	1.97%	1.97%	(1.13)%	(1.13)%	13%	$16,676

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations*:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Realized Gains	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2023	$55.96	(0.51)	8.29	7.78	(4.09)	$59.65	15.31%	1.43%	1.45%	(0.87)%	(0.89)%	20%	$51,020
2022	$84.62	(0.59)	(22.13)	(22.72)	(5.94)	$55.96	(28.86)%	1.44%	1.45%	(0.92)%	(0.93)%	13%	$38,416
2021	$60.62	(0.72)	26.84	26.12	(2.12)	$84.62	44.00%	1.45%	1.45%	(0.97)%	(0.97)%	8%	$41,561
2020	$46.31	(0.46)	17.00	16.54	(2.23)	$60.62	37.08%	1.47%	1.47%	(0.86)%	(0.86)%	6%	$26,729
2019	$44.47	(0.28)	5.45	5.17	(3.33)	$46.31	13.26%	1.47%	1.47%	(0.63)%	(0.63)%	13%	$17,240
R5 Class
2023	$65.79	(0.11)	9.90	9.79	(4.09)	$71.49	16.13%	0.73%	0.75%	(0.17)%	(0.19)%	20%	$36,771
2022	$97.78	(0.12)	(25.93)	(26.05)	(5.94)	$65.79	(28.35)%	0.74%	0.75%	(0.22)%	(0.23)%	13%	$32,996
2021	$69.29	(0.23)	30.84	30.61	(2.12)	$97.78	45.00%	0.75%	0.75%	(0.27)%	(0.27)%	8%	$371
2020	$52.28	(0.12)	19.36	19.24	(2.23)	$69.29	38.05%	0.77%	0.77%	(0.16)%	(0.16)%	6%	$258
2019	$49.42	0.01	6.18	6.19	(3.33)	$52.28	14.04%	0.77%	0.77%	0.07%	0.07%	13%	$94
R6 Class
2023	$66.21	(0.02)	10.00	9.98	(4.09)	$72.10	16.32%	0.58%	0.60%	(0.02)%	(0.04)%	20%	$1,549,990
2022	$98.25	(0.05)	(26.05)	(26.10)	(5.94)	$66.21	(28.26)%	0.59%	0.60%	(0.07)%	(0.08)%	13%	$881,007
2021	$69.51	(0.11)	30.97	30.86	(2.12)	$98.25	45.22%	0.60%	0.60%	(0.12)%	(0.12)%	8%	$800,782
2020	$52.36	—(3)	19.38	19.38	(2.23)	$69.51	38.26%	0.62%	0.62%	(0.01)%	(0.01)%	6%	$509,484
2019	$49.42	0.10	6.17	6.27	(3.33)	$52.36	14.22%	0.62%	0.62%	0.22%	0.22%	13%	$461,623

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations*:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Realized Gains	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
G Class
2023	$67.60	0.36	10.26	10.62	(4.09)	$74.13	16.98%	0.00%(4)	0.60%	0.56%	(0.04)%	20%	$9,750
2022	$99.61	0.23	(26.30)	(26.07)	(5.94)	$67.60	(27.84)%	0.00%(4)	0.60%	0.52%	(0.08)%	13%	$232
2021	$70.04	0.42	31.27	31.69	(2.12)	$99.61	46.08%	0.00%(4)	0.60%	0.48%	(0.12)%	8%	$10
2020	$52.44	0.37	19.46	19.83	(2.23)	$70.04	39.09%	0.01%	0.62%	0.60%	(0.01)%	6%	$7
2019(5)	$51.28	0.10	1.06	1.16	—	$52.44	2.26%	0.00%(4)(6)	0.62%(6)	0.78%(6)	0.16%(6)	13%(7)	$5

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)Per-share amount was less than $0.005.
(4)Ratio was less than 0.005%.
(5)August 1, 2019 (commencement of sale) through October 31, 2019.
(6)Annualized.
(7)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2019.
*The amount shown for a share outstanding throughout the period may not correlate with the Statement(s) of Operations or precisely reflect the class expense differentials due to the timing of transactions in shares of a fund in relation to income earned and/or fluctuations in the fair value of a fund's investments.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders of the Ultra Fund and the Board of Directors of American Century Mutual Funds, Inc.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Ultra Fund (the “Fund”), one of the funds constituting the American Century Mutual Funds, Inc., as of October 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
December 18, 2023

We have served as the auditor of one or more American Century investment companies since 1997.
26

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday.
Jonathan S.Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Brian Bulatao (1964)	Director	Since 2022	Chief Administrative Officer, Activision Blizzard, Inc. (2021 to present); Under Secretary of State for Management, U.S. Department of State (2018 to 2021); Chief Operating Officer, Central Intelligence Agency (2017 to 2018)	65	None
Thomas W. Bunn (1953)	Director	Since 2017	Retired	65	None
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	65	Alleghany Corporation (2021 to 2022)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	65	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	65	None
27

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	65	MGP Ingredients, Inc. (2019 to 2021)
Jan M. Lewis (1957)	Director and Board Chair	Since 2011 (Board Chair since 2022)	Retired	65	None
Gary C. Meltzer (1963)	Director	Since 2022	Advisor, Pontoro (2021 to present); Executive Advisor, Consultant and Investor, Harris Ariel Advisory LLC (2020 to present); Managing Partner, PricewaterhouseCoopers LLP (1985 to 2020)	65	ExcelFin Acquisition Corp., Apollo Realty Income Solutions, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired	115	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	147	None
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.
28

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018; Vice President since 2023	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present). Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
Cihan Kasikara (1974)	Vice President since 2023	Senior Vice President, ACS (2022 to present); Treasurer, ACS (2023 to present); Vice President, ACS (2020 to 2022); Vice President, Franklin Templeton (2015 to 2020)
Kathleen Gunja Nelson (1976)	Vice President since 2023	Vice President, ACS (2017 to present)
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

29

Approval of Management Agreement

At a meeting held on June 28, 2023, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under the Investment Company Act of 1940 (the “Investment Company Act”), contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s Directors, including a majority of the independent Directors.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed data and information compiled by the Advisor and certain independent data providers concerning the Fund. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the information that the Board and its committees receive and consider over time.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor and its affiliates included, but was not limited to

•the nature, extent, and quality of investment management, shareholder services, distribution services, and other services provided to the Fund;
•the wide range of programs and services the Advisor and other service providers provide to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance compared to appropriate benchmarks and/or peer groups of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similarly-managed funds;
•the Advisor’s compliance policies, procedures, and regulatory experience and those of certain other service providers;
•the Advisor’s strategic plans, generally, and with respect to areas of heightened regulatory interest in the mutual fund industry and certain recent geopolitical and other issues;
•the Advisor’s business continuity plans, vendor management practices, and information security practices;
•the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the Advisor’s financial results of operation;
•possible economies of scale associated with the Advisor’s management of the Fund;
•any collateral benefits derived by the Advisor from the management of the Fund;
•fees and expenses associated with any investment by the Fund in other funds;
•payments to intermediaries by the Fund and the Advisor and services provided by intermediaries in connection therewith; and
•services provided and charges to the Advisor's other investment management clients.

The Board held two meetings to consider the renewal. The independent Directors also met in private session multiple times to review and discuss the information provided in response to their request. The independent Directors held active discussions with the Advisor regarding the renewal of the management agreement, requesting supplemental information, and reviewing information provided by the Advisor in response thereto. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors.
30

In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services which include, without limitation, the following:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•liquidity monitoring and management
•risk management, including information security
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Directors’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and principal investment strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Board discusses with the Advisor the reasons for such results and any actions being taken to improve performance and may conduct special reviews until performance improves. The Fund’s performance was above its benchmark for the three-, five-, and ten-year periods and below its benchmark for the one-year period reviewed by the Board. In relation to industry peers, the Fund was above the median of its peer performance universe as identified by a third-party service provider for the three-, five-, and ten-year periods and below the median for the one-year period. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including information security), new products and services offered to Fund shareholders, securities trading activities,
31

portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), and its financial results of operation. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the terms of the current management agreement. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is sharing economies of scale, to the extent they exist, through its fee structure, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders enhanced and expanded content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow. Assets of various classes of the same Fund or similarly-managed products are combined with the assets of the Fund to help achieve those breakpoints.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage and other transaction fees and expenses relating to acquisition and disposition of portfolio securities, acquired fund fees and expenses, taxes, interest, extraordinary expenses, fund litigation expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Investment Company Act Rule 12b-1. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe. In addition, the Board reviewed the Fund’s position relative to the narrower set of its expense group peers. The Board and the Advisor agreed to a temporary reduction of the Fund's annual unified management fee such that the Investor Class management fee not exceed 0.911% for at least one year beginning August 1, 2023. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

32

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. To the extent there are potential collateral benefits, the Board has been advised and has taken this into consideration in its review of the management contract with the Fund. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with prospective clients, service providers, and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and received over time, determined that the terms of the management agreement are fair and reasonable and that the management fee charged to the Fund is reasonable in light of the services provided and that the management agreement between the Fund and the Advisor should be renewed for an additional one-year period.
33

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding at the IRS default rate of 10%.* Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
You may elect a different withholding rate, or request zero withholding, by submitting an acceptable IRS Form W-4R election with your distribution request. You may notify us of your W-4R election by telephone, on our distribution forms, on IRS Form W-4R, or through other acceptable electronic means. If your withholding election is for an automatic withdrawal plan, you have the right to revoke your election at any time and any election you make will remain in effect until revoked by filing a new election.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld according to state regulations if, at the time of your distribution, your tax residency is within one of the mandatory withholding states.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

34

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $1,059,311,590, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended October 31, 2023.

The fund utilized earnings and profits of $41,443,420 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2023 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90975 2312

(b) None.

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b) No response required.

(c) None.

(d) None.

(e) Not applicable.

(f) The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant’s board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) Chris H. Cheesman, Lynn M. Jenkins, Barry Fink and Gary Meltzer are the registrant’s designated audit committee financial experts. They are “independent” as defined in Item 3 of Form N-CSR.

(a)(3) Not applicable.

(b) No response required.

(c) No response required.

(d) No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2022: $126,100
FY 2023: $142,920

(b) Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:

FY 2022: $0
FY 2023: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2022: $0
FY 2023: $0

(c) Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2022: $0
FY 2023: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2022: $0
FY 2023: $0

(d) All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2022: $0
FY 2023: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2022: $0
FY 2023: $0

(e)(1) In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2) All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2022: $50,000
FY 2023: $343,325

(h) The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

(i) Not applicable.

(j) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2) Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Mutual Funds, Inc.

By:	/s/ Patrick Bannigan
	Name:	Patrick Bannigan
	Title:	President

Date:	December 28, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Patrick Bannigan
	Name:	Patrick Bannigan
	Title:	President
(principal executive officer)

Date:	December 28, 2023

By:	/s/ R. Wes Campbell
	Name:	R. Wes Campbell
	Title:	Treasurer and
Chief Financial Officer
(principal financial officer)

Date:	December 28, 2023